                               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                                    DEPOSITOR,

                                            DLJ MORTGAGE CAPITAL, INC.,

                                                      SELLER,

                                              WELLS FARGO BANK, N.A.,

                                MASTER SERVICER, SERVICER AND TRUST ADMINISTRATOR,

                                         SELECT PORTFOLIO SERVICING, INC.,

                           SERVICER, SPECIAL SERVICER AND MODIFICATION OVERSIGHT AGENT,

                                    WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                                     SERVICER,

                                                        AND

                                          U.S. BANK NATIONAL ASSOCIATION,

                                                      TRUSTEE

                                                 SERIES SUPPLEMENT

                                           DATED AS OF FEBRUARY 1, 2007

                                                        TO

                                 STANDARD TERMS OF POOLING AND SERVICING AGREEMENT

                                           DATED AS OF FEBRUARY 1, 2007

                                                    RELATING TO

                                       ADJUSTABLE RATE MORTGAGE TRUST 2007-1

                            ADJUSTABLE RATE MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,

                                                   SERIES 2007-1

                                                 TABLE OF CONTENTS

ARTICLE VII THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE SERVICERS, THE SPECIAL SERVICER AND THE

                                                     EXHIBITS
   Exhibit A:              Standard Terms of Pooling and Servicing Agreement....................................A-1

                                                     SCHEDULES
   Schedule I:             Mortgage Loan Schedule...............................................................I-1

                                                    APPENDICES
   Appendix A:             Calculation of REMIC I Class Y Principal Reduction Amounts .................Appendix A-1

                  THIS SERIES SUPPLEMENT dated as of February 1,  2007 (the "Series  Supplement"),  to the STANDARD
TERMS OF POOLING AND  SERVICING  AGREEMENT  dated as of  February 1,  2007 and attached  hereto as  Exhibit A  (the
"Standard Terms" and, together with this Series Supplement,  the "Pooling and Servicing Agreement" or "Agreement"),
is hereby  executed  by and among  CREDIT  SUISSE  FIRST  BOSTON  MORTGAGE  SECURITIES  CORP.,  as  depositor  (the
"Depositor"),  DLJ MORTGAGE CAPITAL, INC. ("DLJMC"), as seller (in such capacity, the "Seller"),  WELLS FARGO BANK,
N.A.,  as  master  servicer  (in such  capacity,  the  "Master  Servicer"),  as a  servicer  (in such  capacity,  a
"Servicer"), and as trust administrator (in such capacity, the "Trust Administrator"),  SELECT PORTFOLIO SERVICING,
INC. ("SPS"), as a servicer (in such capacity, a "Servicer"),  as special servicer (in such capacity,  the "Special
Servicer"),  and as modification oversight agent (the "Modification  Oversight Agent"),  WASHINGTON MUTUAL MORTGAGE
SECURITIES CORP.  ("WMMSC"),  as a servicer (in such capacity, a "Servicer"),  and U.S. BANK NATIONAL  ASSOCIATION,
as trustee (in such capacity,  the "Trustee").  Capitalized  terms used in this Agreement and not otherwise defined will have the meanings assigned to them in Article I below or, if not defined therein, in the Standard Terms.

                                               PRELIMINARY STATEMENT

                  The  Depositor  is the  owner  of the  Trust  Fund  (other  than the  Trust's  rights  under  the
Group 5 Interest  Rate Cap Agreement)  that is hereby conveyed to the Trustee in return for the  Certificates.  The
Trust Fund (exclusive of any entitlement to Assigned Prepayment  Premiums,  the Group 5 Interest Rate Cap Agreement
and the assets held in the Group 5  Interest  Rate Cap Account) for federal  income tax purposes  shall  consist of three REMICs (referred to as "REMIC I," "REMIC II" and "REMIC III").

                  The terms and provisions of the Standard  Terms are hereby  incorporated  by reference  herein as though  set  forth  in  full  herein.  If any  term  or  provision  contained  herein  shall  conflict  with  or be inconsistent  with any  provision  contained  in the  Standard  Terms,  the terms  and  provisions  of this  Series
Supplement shall govern.  All capitalized  terms not otherwise  defined herein shall have the meanings set forth in the Standard Terms.  The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

                                                      REMIC I

         As provided herein,  the Trust  Administrator will make an election to treat the segregated pool of assets consisting  of the  Group 1,  Group 2,  Group 3  and  Group 4  Mortgage  Loans and  certain  other  related  assets
(exclusive  of any  entitlement  to  Assigned  Prepayment  Premiums)  subject to this  Agreement  as a real  estate mortgage  investment  conduit (a "REMIC") for federal income tax purposes,  and such segregated pool of assets will be  designated  as  "REMIC I."  Component I  of the  Class AR-L  Certificates  will  represent  the  sole  Class of
"residual  interests" in REMIC I for purposes of the REMIC  Provisions (as defined herein) under federal income tax law. The following table  irrevocably  sets forth the  designation,  remittance rate (the  "Uncertificated  REMIC I
Pass-Through  Rate") and initial  Uncertificated  Principal Balance for each of the "regular  interests" in REMIC I
(the "REMIC I Regular  Interests") and the Class Principal  Balance of Component I of the Class AR-L  Certificates.
The  "latest  possible  maturity  date"  (determined  solely  for  purposes  of  satisfying   Treasury   regulation
Section 1.860G-1(a)(4)(iii))  for each REMIC I  Regular  Interest shall be the Maturity  Date.  None of the REMIC I
Regular Interests will be certificated.

 Class Designation for
 each REMIC I Regular                                      Initial Uncertificated
     Interest and                        Uncertificated     Principal Balance or
  Component I of the       Type of          REMIC I           Class Principal
Class AR-L Certificates    Interest    Pass-Through Rate          Balance               Final Maturity Date*
       Class Y-1           Regular        Variable(1)      $      34,783.56                  March 2037
       Class Y-2           Regular        Variable(2)      $      94,769.71                  March 2037
       Class Y-3           Regular        Variable(3)      $     108,302.62                  March 2037
       Class Y-4           Regular        Variable(4)      $      66,542.02                  March 2037
       Class Z-1           Regular        Variable(1)      $  69,536,328.77                  March 2037
       Class Z-2           Regular        Variable(2)      $ 189,455,524.11                  March 2037
       Class Z-3           Regular        Variable(3)      $ 216,496,935.54                  March 2037
       Class Z-4           Regular        Variable(4)      $ 133,025,126.86                  March 2037
  Component I of the                                       $
      Class AR-L           Residual       Variable(1)      50.00                             March 2037
------------------------
*    The  Distribution  Date in the specified  month,  which is the month  following the month the latest maturing
     Mortgage Loan in the related Loan Group matures.  For federal income tax purposes,  for each Class of REMIC I
     Regular and Residual Interests, the "latest possible maturity date" shall be the Final Maturity Date.
(1)  Interest  distributed  to the  REMIC I  Regular  Interests  Y-1  and Z-1 and  Component I  of the  Class AR-L
     Certificates on each  Distribution  Date will have accrued at the weighted  average of the Net Mortgage Rates for the  Group 1  Loans  on the  applicable  Uncertificated  Principal  Balance  or Class  Principal  Balance
     outstanding immediately before such Distribution Date.
(2)  Interest  distributed  to the  REMIC I  Regular  Interests  Y-2 and Z-2 on each  Distribution  Date will have accrued  at the  weighted  average  of the  Net  Mortgage  Rates  for the  Group 2  Loans  on the  applicable
     Uncertificated Principal Balance outstanding immediately before such Distribution Date.
(3)  Interest  distributed  to the  REMIC I  Regular  Interests  Y-3 and Z-3 on each  Distribution  Date will have accrued  at the  weighted  average  of the  Net  Mortgage  Rates  for the  Group 3  Loans  on the  applicable
     Uncertificated Principal Balance outstanding immediately before such Distribution Date.
(4)  Interest  distributed  to the  REMIC I  Regular  Interests  Y-4 and Z-4 on each  Distribution  Date will have accrued  at the  weighted  average  of the  Net  Mortgage  Rates  for the  Group 4  Loans  on the  applicable
     Uncertificated Principal Balance outstanding immediately before such Distribution Date.

                                                     REMIC II

         As provided herein,  the Trust  Administrator will make an election to treat the segregated pool of assets consisting of the Group 5  Mortgage  Loans and certain  other  related  assets  (exclusive  of any  entitlement  to
Assigned Prepayment  Premiums,  the Group 5 Interest Rate Cap Agreement and the assets held in the Group 5 Interest
Rate Cap Account)  subject to this Agreement as a real estate mortgage  investment  conduit (a "REMIC") for federal income tax purposes,  and such  segregated  pool of assets will be designated as  "REMIC II."  Component II  of the
Class AR-L  Certificates  will  represent  the sole Class of "residual  interests"  in REMIC II for purposes of the
REMIC  Provisions (as defined  herein) under federal  income tax law. The following  table  irrevocably  sets forth the designation,  remittance rate (the  "Uncertificated  REMIC II  Pass-Through  Rate") and initial  Uncertificated
Principal  Balance for each of the  "regular  interests"  in  REMIC II  (the  "REMIC II  Regular  Interests").  The
"latest   possible   maturity   date"   (determined   solely  for  purposes  of  satisfying   Treasury   regulation
Section 1.860G-1(a)(4)(iii))  for each REMIC II  Regular  Interest shall be the Maturity Date. None of the REMIC II
Regular Interests will be certificated.

 Class Designation for
 each REMIC II Regular                                     Initial Uncertificated
     Interest and                        Uncertificated     Principal Balance or
  Component II of the      Type of          REMIC II          Class Principal
Class AR-L Certificates    Interest    Pass-Through Rate          Balance               Final Maturity Date*
      Class LT-1           Regular        Variable(1)      $ 816,321,143.97                  March 2037
      Class LT-2           Regular        Variable(1)      $      26,750.99                  March 2037
      Class LT-3           Regular           0.00%         $      54,894.78                  March 2037
      Class LT-4           Regular        Variable(2)      $      54,894.78                  March 2037
  Component II of the                                      $
      Class AR-L           Residual           N/A          0.00                              March 2037
------------------------
*     The  Distribution  Date in the specified  month,  which is the month following the month the latest maturing
      Mortgage  Loan in the  related  Loan Group  matures.  For  federal  income tax  purposes,  for each Class of
      REMIC II Regular and Residual  Interests,  the "latest  possible  maturity date" shall be the Final Maturity
      Date.
(1)   Interest  distributed to the REMIC II Regular  Interests LT-1 and LT-2 on each  Distribution  Date will have accrued  at the  weighted  average  of the Net  Mortgage  Rates  for the  Group 5  Loans  on the  applicable
      Uncertificated Principal Balance outstanding immediately before such Distribution Date
(2)   Interest  distributed to the REMIC II Regular Interest LT-4 on each  Distribution  Date will have accrued at twice the weighted average of the Net Mortgage Rates for the Group 5 Loans on the applicable  Uncertificated
      Principal Balance outstanding immediately before such Distribution Date.

                                                     REMIC III

                  As provided  herein,  the Trust  Administrator  will elect to treat the segregated pool of assets consisting  of the REMIC I  Regular  Interests  and REMIC II  Regular  Interests as a REMIC for federal  income tax purposes,  and such  segregated  pool of assets will be  designated as REMIC III.  The Class AR  Certificates  will represent the sole Class of "residual  interests" in REMIC III for purposes of the REMIC  Provisions  under federal income tax law.  The  following  table and the  footnotes  that  follow  irrevocably  sets  forth the  designation,
Pass-Through  Rate,  aggregate  Initial  Class  Principal  Balance,  and certain  other  features for each Class of
Certificates   comprising  the  interests   representing   "regular   interests"  in  REMIC III  and  the  Class AR
Certificates.  The  "latest  possible  maturity  date"  (determined  solely for  purposes  of  satisfying  Treasury
Regulation  Section 1.860G-1(a)(4)(iii))  for each Class of REMIC III  Regular  Certificates  shall be the Maturity
Date.

                                                                                                        Integral
                                    Class                                                              Multiples
                                  Principal               Pass-Through              Minimum            in Excess
          Class                    Balance              Rate (per annum)          Denomination         of Minimum
       Class 1-A-1           $   61,278,000.00             Variable(1)              $25,000                $1
       Class 1-A-2          $     4,015,000.00             Variable(1)              $25,000                $1
       Class 2-A-1            $ 177,895,000.00             Variable(2)              $25,000                $1
       Class 3-A-1           $   90,783,000.00             Variable(3)              $25,000                $1
      Class 3-A-2-1          $   40,000,000.00             Variable(3)              $25,000                $1
      Class 3-A-2-2          $   60,000,000.00             Variable(3)              $25,000                $1
       Class 3-A-3           $   12,502,000.00             Variable(3)              $25,000                $1
       Class 4-A-1            $ 117,225,000.00             Variable(4)              $25,000                $1
       Class 4-A-2          $     7,682,000.00             Variable(4)              $25,000                $1
       Class 5-A-1            $ 269,630,000.00             Variable(5)              $25,000                $1
      Class 5-A-2-2           $ 125,000,000.00             Variable(6)              $25,000                $1
      Class 5-A-2-2          $   11,156,000.00             Variable(7)              $25,000                $1
      Class 5-A-3-1           $ 215,682,000.00             Variable(8)              $25,000                $1
      Class 5-A-3-2          $   52,352,000.00             Variable(9)              $25,000                $1
       Class 5-A-4           $   74,870,000.00            Variable(10)              $25,000                $1
       Class 5-M-1           $   11,022,000.00            Variable(11)              $25,000                $1
       Class 5-M-2           $   11,022,000.00            Variable(12)              $25,000                $1
       Class 5-M-3          $     6,125,000.00            Variable(13)              $25,000                $1
       Class 5-M-4          $     5,307,000.00            Variable(14)              $25,000                $1
       Class 5-M-5          $     5,307,000.00            Variable(15)              $25,000                $1
       Class 5-M-6          $     4,899,000.00            Variable(16)              $25,000                $1
       Class 5-M-7          $     4,082,000.00            Variable(17)              $25,000                $1
       Class 5-M-8          $     4,082,000.00            Variable(18)              $25,000                $1
       Class 5-M-9          $     4,082,000.00            Variable(19)              $25,000                $1
       Class 5-M-10         $     4,082,000.00            Variable(20)              $25,000                $1
       Class C-B-1           $   13,390,000.00            Variable(21)              $25,000                $1
       Class C-B-2          $     8,830,000.00            Variable(21)              $25,000                $1
       Class C-B-3          $     4,565,000.00            Variable(21)              $25,000                $1
       Class C-B-4          $     4,565,000.00            Variable(21)              $25,000                $1
       Class C-B-5          $     3,655,000.00            Variable(21)              $25,000                $1
       Class C-B-6          $     2,433,263.19            Variable(21)              $25,000               $1*
        Class 5-X           $     7,757,684.52(22)        Variable(23)                (24)                N/A
         Class P                     (25)                      N/A                    (26)                N/A
         Class AR           $                                  N/A                    (27)                N/A
                                         50.00

-------------------------------------------------------------------------------------------------------------------
*    Except for one  certificate of the  Class C-B-6  Certificates  which shall contain any stub piece of less than
     $1.
(1)  With  respect  to  each  Distribution  Date,  the  Pass-Through  Rate  for  the  Class 1-A-1  and  Class 1-A-2
     Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 1 for that Distribution Date.
(2)  With respect to each  Distribution  Date, the Pass-Through  Rate for the Class 2-A-1  Certificates  shall be a per annum rate equal to the Net WAC Rate for Loan Group 2 for that Distribution Date.
(3)  With  respect  to  each  Distribution  Date,  the  Pass-Through  Rate  for  the  Class 3-A-1,   Class 3-A-2-1,
     Class 3-A-2-2  and  Class 3-A-3  Certificates  shall be a per  annum  rate  equal to the Net WAC Rate for Loan
     Group 3 for that Distribution Date.
(4)  With  respect  to  each  Distribution  Date,  the  Pass-Through  Rate  for  the  Class 4-A-1  and  Class 4-A-2
     Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 4 for that Distribution Date.

(5)  The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-A-1  Certificates is 5.470% per
     annum.  After such Distribution  Date, the Pass-Through Rate for the Class 5-A-1  Certificates  shall be a per annum  rate  equal to the  least  of  (a) the  sum of the  applicable  Certificate  Index  and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(6)  The Pass-Through Rate for the March 2007  Distribution  Date for the Class 5-A-2-1  Certificates is 5.440% per
     annum.  After such  Distribution  Date, the Pass-Through Rate for the  Class 5-A-2-1  Certificates  shall be a per annum  rate equal to the least of  (a) the  sum of the  applicable  Certificate  Index and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(7)  The Pass-Through Rate for the March 2007  Distribution  Date for the Class 5-A-2-2  Certificates is 5.550% per
     annum.  After such  Distribution  Date, the Pass-Through Rate for the  Class 5-A-2-2  Certificates  shall be a per annum  rate equal to the least of  (a) the  sum of the  applicable  Certificate  Index and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(8)  The Pass-Through Rate for the March 2007  Distribution  Date for the Class 5-A-3-1  Certificates is 5.460% per
     annum.  After such  Distribution  Date, the Pass-Through Rate for the  Class 5-A-3-1  Certificates  shall be a per annum  rate equal to the least of  (a) the  sum of the  applicable  Certificate  Index and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(9)  The Pass-Through Rate for the March 2007  Distribution  Date for the Class 5-A-3-2  Certificates is 5.480% per
     annum.  After such  Distribution  Date, the Pass-Through Rate for the  Class 5-A-3-2  Certificates  shall be a per annum  rate equal to the least of  (a) the  sum of the  applicable  Certificate  Index and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(10) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-A-4  Certificates is 5.520% per
     annum.  After such Distribution  Date, the Pass-Through Rate for the Class 5-A-4  Certificates  shall be a per annum  rate  equal to the  least  of  (a) the  sum of the  applicable  Certificate  Index  and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(11) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-1  Certificates is 5.590% per
     annum.  After such Distribution  Date, the Pass-Through Rate for the Class 5-M-1  Certificates  shall be a per annum  rate  equal to the  least  of  (a) the  sum of the  applicable  Certificate  Index  and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(12) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-2  Certificates is 5.620% per
     annum.  After such Distribution  Date, the Pass-Through Rate for the Class 5-M-2  Certificates  shall be a per annum  rate  equal to the  least  of  (a) the  sum of the  applicable  Certificate  Index  and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(13) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-3  Certificates is 5.720% per
     annum.  After such Distribution  Date, the Pass-Through Rate for the Class 5-M-3  Certificates  shall be a per annum  rate  equal to the  least  of  (a) the  sum of the  applicable  Certificate  Index  and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(14) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-4  Certificates is 5.820% per
     annum.  After such Distribution  Date, the Pass-Through Rate for the Class 5-M-4  Certificates  shall be a per annum  rate  equal to the  least  of  (a) the  sum of the  applicable  Certificate  Index  and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(15) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-5  Certificates is 5.840% per
     annum.  After such Distribution  Date, the Pass-Through Rate for the Class 5-M-5  Certificates  shall be a per annum  rate  equal to the  least  of  (a) the  sum of the  applicable  Certificate  Index  and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(16) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-6  Certificates is 5.900% per
     annum.  After such Distribution  Date, the Pass-Through Rate for the Class 5-M-6  Certificates  shall be a per annum  rate  equal to the  least  of  (a) the  sum of the  applicable  Certificate  Index  and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(17) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-7  Certificates is 6.570% per
     annum.  After such Distribution  Date, the Pass-Through Rate for the Class 5-M-7  Certificates  shall be a per annum  rate  equal to the  least  of  (a) the  sum of the  applicable  Certificate  Index  and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(18) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-8  Certificates is 6.920% per
     annum.  After such Distribution  Date, the Pass-Through Rate for the Class 5-M-8  Certificates  shall be a per annum  rate  equal to the  least  of  (a) the  sum of the  applicable  Certificate  Index  and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(19) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-9  Certificates is 7.570% per
     annum.  After such Distribution  Date, the Pass-Through Rate for the Class 5-M-9  Certificates  shall be a per annum  rate  equal to the  least  of  (a) the  sum of the  applicable  Certificate  Index  and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(20) The Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-10  Certificates is 7.570% per
     annum.  After such Distribution  Date, the Pass-Through Rate for the Class 5-M-10  Certificates shall be a per annum  rate  equal to the  least  of  (a) the  sum of the  applicable  Certificate  Index  and the  applicable
     Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(21) With respect to each Distribution Date, the Pass-Through Rate for the Class C-B-1,  Class C-B-2,  Class C-B-3,
     Class C-B-4,  Class C-B-5  and  Class C-B-6  Certificates  shall be a per annum  rate  equal to the  quotient, expressed as a percentage  of (a) the sum of (i) the  product of (x) the Net WAC Rate of Loan Group 1 for that
     Distribution  Date and  (y) the  Subordinate  Component Balance  for Loan  Group 1  immediately  prior to such
     Distribution  Date,  (ii) the product of (x) the Net WAC Rate of Loan Group 2 for that  Distribution  Date and
     (y) the  Subordinate  Component Balance  for  Loan  Group 2  immediately  prior  to  such  Distribution  Date,
     (iii) the product of (x) the Net WAC Rate of Loan Group 3 for that  Distribution Date and (y) the  Subordinate
     Component Balance  for Loan  Group 3  immediately  prior to such  Distribution  Date and  (iv) the  product of
     (x) the Net WAC Rate of Loan Group 4 for that Distribution Date and (y) the Subordinate  Component Balance for
     Loan Group 4  immediately  prior to such  Distribution  Date,  divided by (b) the aggregate of the Subordinate
     Component  Balances for Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4  immediately prior to such
     Distribution Date.

(22) The  Class 5-X  Certificates  will not  accrue  interest  on their  Class  Principal  Balance.  The  Class 5-X
     Certificates accrue interest on the Class 5-X Notional Amount.
(23) The Class 5-X  Certificates  will be comprised of two REMIC III  regular  interests,  a principal only regular interest  designated 5-X-PO and an interest only regular interest  designated  5-X-IO,  which will be entitled to  distributions  as set forth  herein.  On each  Distribution  Date,  the  Class 5-X  Certificates  shall be entitled to the Class 5-X  Distributable  Amount.  With respect to any Distribution Date,  interest accrued on
     the  Class 5-X   Certificates  during  the  related  Accrual  Period  shall  equal  interest  at  the  related
     Pass-Through Rate on the Class 5-X  Notional Amount  immediately prior to such Distribution Date, in each case reduced by any interest  shortfalls  with respect to the  Mortgage  Loans in the related Loan Group  including
     Prepayment   Interest  Shortfalls  to  the  extent  not  covered  by  Compensating   Interest  Payments.   The
     Pass-Through  Rate  for  the  Class 5-X  Certificates  or  the  REMIC III  Regular  Interest  5-X-IO  for  any
     Distribution  Date  shall  equal a per annum  rate  equal to the  percentage  equivalent  of a  fraction,  the numerator  of  which  is the  product  of  (a) 30  and  (b) the  sum of the  amounts  calculated  pursuant  to clauses (i) through  (iv) below,  and the denominator of which is the product of (a) the actual number of days in the related Accrual Period and (b) the  aggregate  principal balance of the REMIC II Regular Interests LT1,
     LT2, LT3 and LT4. For purposes of  calculating  the  Pass-Through  Rate for the  Class 5-X  Certificates,  the
     numerator is equal to the sum of the following components:
         (i)  the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interests  LT1 minus the Marker Rate, applied to a notional  amount equal to the  aggregate  Uncertificated  Principal  Balance of REMIC II
              Regular Interests LT1;
         (ii) the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest  LT2 minus the Marker  Rate, applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of  REMIC II  Regular
              Interest LT2; and
         (iii)    the  Uncertificated  Pass-Through  Rate for REMIC II  Regular Interest LT4 minus twice the Marker
              Rate,  applied  to a notional  amount  equal to the  Uncertificated  Principal  Balance  of  REMIC II
              Regular Interest LT4.
     Accrued  interest on the  Class 5-X  Certificates  shall  accrue on the basis of a 360-day year and the actual number of days in the related  Accrual  Period.  Payments to any Class of Group 5  Certificates  in respect of
     Basis Risk  Shortfalls  from the  Group 5  Available  Distribution  Amount  shall be deemed to have first been distributed  from  REMIC III  to the  holders of the  Class 5-X  Certificates  in respect of the  Class 5-X-IO
     REMIC III Regular Interest and then paid by such holders to such Class of Group 5 Certificates.
(24) The Class 5-X  Certificates will be issued in certificated,  fully-registered form in minimum denominations of
     20% of the Percentage Interest therein and increments of 10% in excess thereof.
(25) The Class P  Certificates  will not have a Class  Principal  Balance.  The Class P Certificates  shall have an initial  notional  balance of  $338,569,810  and will be entitled  to  distributions  of  Assigned  Prepayment
     Premiums only.  Such entitlement shall not be an interest in any REMIC created hereunder.
(26) The Class P  Certificates will be issued in certificated,  fully-registered  form in minimum  denominations of
     20% of the Percentage Interest therein and increments of 10% in excess thereof.
(27) The Class AR Certificates are issued in minimum Percentage Interests of 20%.

                  For the avoidance of doubt,  the Trust  Administrator  shall account for any interest  amount due to a  Certificateholder  in  excess  of the  interest  rate on the  REMIC  Regular  Interest  issued  by  REMIC III corresponding  to such Certificate as part of the payment made to the Class 5-X  Certificates,  to the extent it is entitled to funds from the REMIC,  and then paid outside of the REMIC pursuant to a separate  contractual  right to such Certificateholder.

                  The  foregoing  REMIC  structure is intended to cause all of the cash from the Mortgage  Loans to flow  through to REMIC III as cash flow on a REMIC  Regular  Interest,  without  creating any  shortfall-actual  or potential  (other  than for credit  losses) to any REMIC  Regular  Interest.  To the extent that the  structure  is believed to diverge from such  intention the Trust  Administrator  shall  resolve  ambiguities  to accomplish  such result and shall to the extent  necessary  rectify  any  drafting  errors or seek  clarification  to the  structure without Certificateholder approval (but with guidance of counsel) to accomplish such intention.

Set forth below are designations of Classes of Certificates and Loan Groups to the categories used herein:

Book-Entry Certificates.............    All Classes of Certificates other than the Physical Certificates.
Class A Certificates................    The Group 1, Group 2, Group 3, Group 4 and Group 5 Senior Certificates.
Class C-B Certificates..............    The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and
                                        Class C-B-6 Certificates.
Class M Certificates................    The Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4, Class 5-M-5,
                                        Class 5-M-6, Class 5-M-7, Class 5-M-8, Class 5-M-9 and Class 5-M-10
                                        Certificates.
Economic Residual Floater Certificates
                                        The Class 5-X Certificates.
ERISA-Restricted Certificates.......    Residual Certificates and Private Certificates; and any Certificates that do not satisfy the applicable ratings requirement under the Underwriter's
                                        Exemption.
Floater Certificates................    The Group 5 Certificates.
Floater Loan Group..................    Loan Group 5.
Group 1 Certificates................    The Class 1-A-1, Class 1-A-2 and Residual Certificates.
Group 2 Certificates................    The Class 2-A-1 Certificates.
Group 3 Certificates................    The Class 3-A-1, Class 3-A-2-1, Class 3-A-2-2 and Class 3-A-3 Certificates.
Group 4 Certificates................    The Class 4-A-1 and Class 4-A-2 Certificates.
Group 5 Certificates................    The Group 5 Senior Certificates, Class 5-X Certificates and Class M
                                        Certificates.
Group 5 Senior Certificates.........    The Class 5-A-1, Class 5-A-2-1, Class 5-A-2-2, Class 5-A-3-1, Class 5-A-3-2
                                        and Class 5-A-4 Certificates.
Group 5 Subordinate Certificates....
                                        The Class M Certificates and Class 5-X Certificates.
LIBOR Certificates..................    The Group 5 Senior Certificates and Class M Certificates.
Notional Amount Certificates........    The Class 5-X Certificates and Class P Certificates.
Offered Certificates................    All Classes of Certificates other than the Private Certificates.
Pass-Through Certificates...........    The Group 1, Group 2, Group 3, Group 4 and Class C-B Certificates.
Pass-Through Loan Groups............    Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4.
Private Certificates................    The Class C-B-4, Class C-B-5, Class C-B-6, Class 5-X and Class P
                                        Certificates.
Physical Certificates...............    The Residual Certificates and the Private Certificates.
Rating Agencies.....................    Moody's and S&P.
Regular Certificates................    All Classes of Certificates other than the Residual Certificates.

Related Pass-Through Loan Groups....    Collectively, Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4.
Residual Certificates...............    The Class AR and Class AR-L Certificates.
Senior Certificates.................    With respect to the Pass-Through Loan Groups, the Group 1, Group 2, Group 3
                                        and Group 4 Certificates, and with respect to the Floater Loan Group, the
                                        Group 5 Senior Certificates.
Subordinate Certificates............    With respect to the Pass-Through Loan Groups, the Class C-B Certificates,
                                        and with respect to the Floater Loan Group, the Group 5 Subordinate
                                        Certificates.

                  All covenants  and  agreements  made by the Depositor  herein are for the benefit and security of the  Certificateholders.  The  Depositor is entering into this  Agreement,  and the Trustee is accepting the trusts created hereby and thereby,  for good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged.

                  The parties  hereto  intend to effect an absolute sale and  assignment  of the Mortgage  Loans to the Trustee for the benefit of  Certificateholders  under this  Agreement.  However,  the  Depositor and the Seller will hereunder  absolutely assign and, as a precautionary  matter grant a security interest,  in and to its rights, if any, in the  Mortgage  Loans to the Trustee on behalf of  Certificateholders  to ensure that the interest of the
Certificateholders hereunder in the Mortgage Loans is fully protected.

                                           W I T N E S S E T H T H A T:

                  In  consideration of the mutual  agreements  herein  contained,  the Depositor,  the Seller,  the
Master Servicer,  the Servicers,  the Special Servicer, the Modification Oversight Agent, the Trustee and the Trust
Administrator agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

                  Whenever used in this Agreement,  the following words and phrases,  unless the context  otherwise requires, shall have the following meanings:

                  Accrual  Period:  For  any  interest  bearing  Class  of  Certificates   (other  than  the  LIBOR
Certificates)  and each Class of REMIC I Regular  Interests  and REMIC II Regular  Interests  and any  Distribution
Date,  the  calendar  month  immediately   preceding  such  Distribution  Date,  and  with  respect  to  the  LIBOR
Certificates,  the period  beginning on the immediately  preceding  Distribution  Date (or the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding such Distribution Date.

                  Advance:  With respect to any Countrywide  Serviced Mortgage Loan and any Distribution  Date, the
payment  required to be made by  Countrywide  with respect to the  Remittance  Date (as defined in the  Countrywide
Underlying  Servicing  Agreement) in the month of such  Distribution Date pursuant to Subsection 11.19 of Exhibit 9 of the Countrywide Underlying Servicing Agreement.

                  With respect to any Fifth Third  Serviced  Mortgage Loan and any  Distribution  Date, the payment required to be made by Fifth Third with respect to the  Remittance  Date (as defined in the Fifth Third  Underlying
Servicing  Agreement)  in the  month  of such  Distribution  Date  pursuant  to  Section 5.03  of the  Fifth  Third
Underlying Servicing Agreement.

                  With respect to any First Horizon Serviced  Mortgage Loan and any Distribution  Date, the payment required  to be made by First  Horizon  with  respect  to the  Remittance  Date (as  defined  in the First  Horizon
Underlying  Servicing  Agreement)  in the month of such  Distribution  Date pursuant to  Section 5.03  of the First
Horizon Underlying Servicing Agreement.

                  With  respect to any  IndyMac  Serviced  Mortgage  Loan and any  Distribution  Date,  the payment required  to be made by  IndyMac  with  respect  to the  Remittance  Date (as  defined  in the  IndyMac  Underlying
Servicing  Agreement) in the month of such  Distribution  Date pursuant to Section 5.03  of the IndyMac  Underlying
Servicing Agreement.

                  With  respect to any SunTrust  Serviced  Mortgage  Loan and any  Distribution  Date,  the payment required  to be made by  SunTrust  with  respect to the  Remittance  Date (as  defined in the  SunTrust  Underlying
Servicing  Agreement) in the month of such  Distribution  Date pursuant to Section 5.03 of the SunTrust  Underlying
Servicing Agreement.

                  With  respect to any Wachovia  Serviced  Mortgage  Loan and any  Distribution  Date,  the payment required  to be made by  Wachovia  with  respect to the  Remittance  Date (as  defined in the  Wachovia  Underlying
Servicing  Agreement) in the month of such  Distribution  Date pursuant to Section 5.03 of the Wachovia  Underlying
Servicing Agreement.

                  With respect to any WaMu Bank  Serviced  Mortgage  Loan and any  Distribution  Date,  the payment required  to be made by WaMu  Bank  with  respect  to the  Monthly  Remittance  Date (as  defined  in the WaMu Bank
Underlying  Servicing  Agreement) in the month of such  Distribution Date pursuant to Section 2.16 of the WaMu Bank
Underlying Servicing Agreement.

                  Adverse REMIC Event:  As defined in Section 2.07(f).

                  Aggregate  Groups 1-4  Collateral  Balance:  With respect to any date of  determination,  will be equal to the sum of the  Aggregate  Loan Group  Balances  for Loan  Group 1,  Loan  Group 2,  Loan Group 3 and Loan
Group 4 as of such date of determination.

                  Agreement:  Collectively,  this Series  Supplement and the Standard Terms,  and all amendments or supplements hereto.

                  Assigned  Prepayment  Premium:  Any Prepayment  Premium on a Wells Fargo  Serviced  Mortgage Loan
(other than any  Prepayment  Premiums  that Wells Fargo is entitled to keep as  additional  servicing  compensation pursuant to the underlying  mortgage loan purchase  agreement or servicing rights purchase  agreement between DLJMC and Wells  Fargo),  any  Prepayment  Premium on a SPS Serviced  Mortgage Loan and any other  Prepayment  Premium on deposit in the Certificate Account.

                  Available  Distribution  Amount:  With  respect to any  Distribution  Date and each  Pass-Through
Loan Group, the sum of:

                  (i)      all amounts in respect of Scheduled  Payments  (net of the related  Expense Fees) due on the related Due Date and received prior to the related  Determination  Date on the related Mortgage Loans, together with any Advances in respect thereof;

                  (ii)     all Insurance  Proceeds (to the extent not applied to the  restoration  of the Mortgaged
         Property or released to the Mortgagor in accordance  with the  applicable  Servicer's  Accepted  Servicing
         Standards),  all  Liquidation  Proceeds  received  during the calendar  month  preceding the month of that
         Distribution  Date on the related  Mortgage Loans, in each case net of unreimbursed  Liquidation  Expenses incurred with respect to such Mortgage Loans;

                  (iii)    all Principal  Prepayments  received during the related Prepayment Period on the related
         Mortgage Loans, excluding Prepayment Premiums;

                  (iv)     amounts received with respect to such Distribution  Date as the Substitution  Adjustment
         Amount or  Purchase  Price in respect of a Mortgage  Loan in the  related  Loan Group  repurchased  by the
         Seller,  purchased by a Holder of a Subordinate  Certificate pursuant to  Section 3.11(f) or  purchased by the Special Servicer pursuant to Section 3.11(g) as of such Distribution Date;

                  (v)      any amounts  payable as  Compensating  Interest  Payments by a Servicer  with respect to the related Mortgage Loans on such Distribution Date;

                  (vi)     all Recoveries, if any; and

                  (vii)    the  portion of the  Mortgage  Loan  Purchase  Price  related to such Loan Group paid in connection with an Optional Termination up to the amount of the Par Value for such Loan Group;

in the case of  clauses (i) through  (iv) above  reduced by amounts in reimbursement  for Advances  previously made and other  amounts as to which the  Trustee,  the Trust  Administrator,  the  Custodian,  a Servicer  or the Master
Servicer is entitled  to be  reimbursed  pursuant to this  Agreement  in respect of the related  Mortgage  Loans or otherwise.

                  Basis Risk Shortfall:  For any Class of LIBOR  Certificates  and any  Distribution  Date, the sum
of (i) the  excess,  if any, of (a) the related  Current  Interest  calculated on the basis of the least of (x) the applicable  Certificate Index plus the applicable  Certificate Margin, (y) the Maximum Interest Rate and (z) 11.00%
over (b) the related Current  Interest for the applicable  Distribution  Date,  (ii) any amount described in clause
(i) remaining  unpaid from prior  Distribution  Dates,  and  (iii) interest  on the amount in clause  (ii) for  the related Accrual Period  calculated at a per annum rate equal to the least of (x) the  applicable  Certificate Index plus the applicable Certificate Margin, (y) the applicable Maximum Interest Rate and (z) 11.00%.

                  Capitalized Interest Account:  Not Applicable.

                  Capitalized Interest Deposit:  Not Applicable.

                  Capitalized Interest Distribution:  Not Applicable.

                  Capitalized Interest Release Amount:  Not Applicable.

                  Capitalized Interest Requirement:  Not Applicable.

                  Capitalized Interest Requirement Rate:  Not Applicable.

                  Carryforward  Interest:  For any Class of LIBOR  Certificates and any Distribution  Date, the sum
of (1) the amount,  if any,  by which  (x) the sum of  (A) Current  Interest  for such  Class for  the  immediately preceding  Distribution Date and (B) any unpaid  Carryforward  Interest for such Class from  previous  Distribution
Dates exceeds (y) the amount paid in respect of interest on such Class on such immediately  preceding  Distribution
Date, and (2) interest on such amount for the related Accrual Period at the applicable Pass-Through Rate.

                  Certificate  Balance:  With respect to any Certificate (other than a Class 5-X  Certificate),  as defined in the Standard Terms.

                  With respect to each  Class 5-X  Certificate,  on any date of  determination,  an amount equal to the Percentage  Interest evidenced by such Certificate  multiplied by an amount equal to (i) the excess, if any, of
(A) the  Aggregate  Loan  Group  Balance  for Loan  Group 5  as of such  date of  determination,  over (B) the then aggregate Class Principal  Balance of the Group 5 Senior  Certificates and Class M  Certificates  then outstanding, which  represents  the sum of (i) the  initial  principal  balance of the REMIC III  Regular  Interest  5-X-PO,  as reduced by Realized  Losses  allocated  thereto and  payments  deemed made  thereon,  and  (ii) accrued  and unpaid interest on the REMIC III Regular Interest 5-X-IO, as reduced by Realized Losses allocated thereto.

                  Certificate  Group:  Any  of  Certificate  Group 1,  Certificate  Group 2,  Certificate  Group 3,
Certificate Group 4 or Certificate Group 5, as applicable.

                  Certificate  Group 1:  Any of the Certificates  with a  Class designation  beginning with "1" and relating to Loan Group 1.

                  Certificate  Group 2:  Any of the Certificates  with a  Class designation  beginning with "2" and relating to Loan Group 2.

                  Certificate  Group 3:  Any of the Certificates  with a  Class designation  beginning with "3" and relating to Loan Group 3.

                  Certificate  Group 4:  Any of the Certificates  with a  Class designation  beginning with "4" and relating to Loan Group 4.

                  Certificate  Group 5:  Any of the Certificates  with a  Class designation  beginning with "5" and relating to Loan Group 5.

                  Certificate  Margin:  As to each Class of LIBOR  Certificates,  the  applicable  amount set forth below:

                                                              Certificate Margin
                        Class                         (1)                           (2)
                       5-A-1                         0.150%                        0.300%
                      5-A-2-1                        0.120%                        0.240%
                      5-A-2-2                        0.230%                        0.460%
                      5-A-3-1                        0.140%                        0.280%
                      5-A-3-2                        0.160%                        0.320%
                       5-A-4                         0.200%                        0.400%
                       5-M-1                         0.270%                        0.540%
                       5-M-2                         0.300%                        0.600%
                       5-M-3                         0.400%                        0.800%
                       5-M-4                         0.500%                        1.000%
                       5-M-5                         0.520%                        1.020%
                       5-M-6                         0.580%                        1.080%
                       5-M-7                         1.250%                        1.750%
                       5-M-8                         1.600%                        2.100%
                       5-M-9                         2.250%                        2.750%
                       5-M-10                        2.250%                        2.750%

-------------------------------------------------------------------------------------------------------------------
            (1)  On and prior to the first  Distribution Date on which the Optional  Termination for
                 Loan Group 5 may occur.
            (2)  After  the  first  Distribution  Date on which the  Optional  Termination  for Loan
                 Group 5 may occur.

                  Class:  All  Certificates  bearing  the same class  designation  as set forth in the  Preliminary
Statement.

                  Class 5-M-1  Principal  Payment Amount:  For any Distribution  Date on or after the Stepdown Date and as long as a Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the  aggregate Class Principal Balance of the Group 5 Senior  Certificates,  after giving  effect to payments on such  Distribution  Date and  (ii) the  Class  Principal  Balance of the  Class 5-M-1
Certificates  immediately  prior to such  Distribution Date exceeds (y) the lesser of (A) the product of (i) 86.10%
and (ii) the  Aggregate Loan Group Balance for Loan Group 5 for such  Distribution Date and (B) the amount, if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date.

                  Class 5-M-2  Principal  Payment Amount:  For any Distribution  Date on or after the Stepdown Date and as long as a Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the  aggregate  Class  Principal  Balance of the Group 5 Senior  Certificates  and
Class 5-M-1  Certificates,  in each case,  after giving effect to payments on such  Distribution  Date and (ii) the
Class  Principal  Balance of the  Class 5-M-2  Certificates  immediately  prior to such  Distribution  Date exceeds
(y) the  lesser of (A) the product of  (i) 88.80%  and (ii) the  Aggregate  Loan Group Balance for Loan Group 5 for
such  Distribution  Date and (B) the amount, if any, by which (i) the Aggregate Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50%  of the  Aggregate  Loan Group  Balance for Loan Group 5 as of the
Cut-off Date.

                  Class 5-M-3  Principal  Payment Amount:  For any Distribution  Date on or after the Stepdown Date and as long as a Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any,  by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the  Group 5  Senior  Certificates,
Class 5-M-1 and Class 5-M-2  Certificates,  in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal  Balance of the Class 5-M-3  Certificates  immediately prior to such Distribution Date exceeds  (y) the  lesser of (A) the  product of  (i) 90.30%  and  (ii) the  Aggregate  Loan Group  Balance for Loan
Group 5 for such  Distribution  Date and (B) the amount,  if any, by which (i) the Aggregate Loan Group Balance for
Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate  Loan Group Balance for Loan Group 5
as of the Cut-off Date.

                  Class 5-M-4  Principal  Payment Amount:  For any Distribution  Date on or after the Stepdown Date and as long as a Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any,  by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the  Group 5  Senior  Certificates,
Class 5-M-1,  Class 5-M-2  and  Class 5-M-3  Certificates,  in each case,  after giving  effect to payments on such
Distribution  Date and (ii) the Class Principal Balance of the Class 5-M-4  Certificates  immediately prior to such
Distribution  Date exceeds  (y) the  lesser of (A) the  product of  (i) 91.60%  and (ii) the  Aggregate  Loan Group
Balance for Loan Group 5 for such  Distribution  Date and (B) the amount,  if any, by which (i) the  Aggregate Loan
Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date.

                  Class 5-M-5  Principal  Payment Amount:  For any Distribution  Date on or after the Stepdown Date and as long as a Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any,  by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the  Group 5  Senior  Certificates,
Class 5-M-1,  Class 5-M-2,  Class 5-M-3 and Class 5-M-4 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal  Balance of the Class 5-M-5  Certificates  immediately prior to such  Distribution  Date exceeds  (y) the lesser of (A) the  product of (i) 92.90%  and (ii) the  Aggregate Loan
Group Balance for Loan Group 5 for such  Distribution  Date and (B) the amount,  if any, by which (i) the Aggregate
Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50%  of the  Aggregate  Loan Group
Balance for Loan Group 5 as of the Cut-off Date.

                  Class 5-M-6  Principal  Payment Amount:  For any Distribution  Date on or after the Stepdown Date and as long as a Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any,  by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the  Group 5  Senior  Certificates,
Class 5-M-1,  Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates, in each case, after giving effect to  payments on such  Distribution  Date and  (ii) the  Class  Principal  Balance of the  Class 5-M-6  Certificates
immediately  prior to such  Distribution  Date exceeds (y) the lesser of (A) the product of (i) 94.10% and (ii) the
Aggregate  Loan Group  Balance for Loan  Group 5 for such  Distribution  Date and (B) the amount,  if any, by which
(i) the  Aggregate  Loan Group  Balance for Loan  Group 5 for such  Distribution  Date  exceeds  (ii) 0.50%  of the
Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date.

                  Class 5-M-7  Principal  Payment Amount:  For any Distribution  Date on or after the Stepdown Date and as long as a Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any,  by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the  Group 5  Senior  Certificates,
Class 5-M-1,  Class 5-M-2,  Class 5-M-3, Class 5-M-4, Class 5-M-5 and Class 5-M-6 Certificates, in each case, after giving  effect to payments on such  Distribution  Date and  (ii) the  Class  Principal  Balance of the  Class 5-M-7
Certificates  immediately  prior to such  Distribution Date exceeds (y) the lesser of (A) the product of (i) 95.10%
and (ii) the  Aggregate Loan Group Balance for Loan Group 5 for such  Distribution Date and (B) the amount, if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date.

                  Class 5-M-8  Principal  Payment Amount:  For any Distribution  Date on or after the Stepdown Date and as long as a Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any,  by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the  Group 5  Senior  Certificates,
Class 5-M-1,  Class 5-M-2, Class 5-M-3, Class 5-M-4, Class 5-M-5, Class 5-M-6 and Class 5-M-7 Certificates, in each case,  after giving  effect to payments on such  Distribution  Date and  (ii) the  Class  Principal  Balance of the
Class 5-M-8  Certificates  immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of
(i) 96.10%  and  (ii) the  Aggregate  Loan Group  Balance for Loan Group 5 for such  Distribution  Date and (B) the amount,  if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 5 for such Distribution Date exceeds
(ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date.

                  Class 5-M-9  Principal  Payment Amount:  For any Distribution  Date on or after the Stepdown Date and as long as a Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any,  by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the  Group 5  Senior  Certificates,
Class 5-M-1,   Class 5-M-2,   Class 5-M-3,  Class 5-M-4,  Class 5-M-5,  Class 5-M-6,  Class 5-M-7  and  Class 5-M-8
Certificates,  in each  case,  after  giving  effect to  payments  on such  Distribution  Date and  (ii) the  Class
Principal  Balance of the Class 5-M-9  Certificates  immediately  prior to such  Distribution  Date exceeds (y) the lesser of (A) the  product of  (i) 97.10%  and  (ii) the  Aggregate  Loan Group  Balance for Loan  Group 5 for such
Distribution  Date and (B) the amount,  if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 5 for
such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off
Date.

                  Class 5-M-10  Principal  Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any,  by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the  Group 5  Senior  Certificates,
Class 5-M-1,   Class 5-M-2,  Class 5-M-3,  Class 5-M-4,  Class 5-M-5,  Class 5-M-6,  Class 5-M-7,  Class 5-M-8  and
Class 5-M-9  Certificates,  in each case,  after giving effect to payments on such  Distribution  Date and (ii) the
Class Principal  Balance of the  Class 5-M-10  Certificates  immediately  prior to such  Distribution  Date exceeds
(y) the  lesser of (A) the  product of (i) 98.10%  and (ii) the  Aggregate  Loan Group Balance for Loan Group 5 for
such  Distribution  Date and (B) the amount, if any, by which (i) the Aggregate Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50%  of the  Aggregate  Loan Group  Balance for Loan Group 5 as of the
Cut-off Date.

                  Class 5-X  Distributable  Amount:  With  respect  to any  Distribution  Date  and  the  Class 5-X
Certificates,  to the  extent  of any  Monthly  Excess  Cashflow  remaining  on such  Distribution  Date  after the distribution of amounts  pursuant to  Section 4.01(II)(d)(i)-(xxiv),  the sum of (a) the amount of interest accrued during the related Accrual Period on the Class 5-X  Certificates  (as described in the  Preliminary  Statement) and
(b) the Overcollateralization Release Amount, if any, for such Distribution Date.

                  Class 5-X  Notional  Amount:  With respect to the  Class 5-X  Certificates  or REMIC III  Regular
Interest 5-X-IO and any Distribution Date, the aggregate of the  Uncertificated  Principal Balances of the REMIC II
Regular Interests LT1, LT2, LT3 and LT4 immediately  prior to such  Distribution  Date, (which for clarification is equal to the  Aggregate  Loan Group Balance for Loan Group 5 as of the first day of the related  Collection  Period
(excluding  any such Mortgage  Loans that were subject to a Payoff,  the principal of which was  distributed on the
Distribution Date preceding the current Distribution Date)).

                  Class A Certificates:  As set forth in the Preliminary Statement.

                  Class C-B Certificates:  As set forth in the Preliminary Statement.

                  Class C-B  Credit  Support  Depletion  Date: The first  Distribution  Date on which the aggregate
Class Principal Balance of the Class C-B Certificates has been or will be reduced to zero.

                  Class C-B  Percentage:  With respect to any  Distribution  Date,  the aggregate  Class  Principal
Balance of the  Class C-B  Certificates  immediately  prior to such  Distribution  Date  divided  by the  Aggregate
Groups 1-4  Collateral  Balance as of the first day of the related  Collection  Period (excluding any such Mortgage
Loans that were subject to a Payoff,  the principal of which was  distributed  on the  Distribution  Date preceding the current Distribution Date).

                  Class M  Certificates:  The  Class 5-M-1,  Class 5-M-2,  Class 5-M-3,  Class 5-M-4,  Class 5-M-5,
Class 5-M-6, Class 5-M-7, Class 5-M-8, Class 5-M-9 and Class 5-M-10 Certificates.

                  Class Notional Amount:  The Class 5-X Notional Amount.

                  Class Y  Principal  Reduction  Amounts:  For any  Distribution  Date,  the  amounts  by which the
Uncertificated  Principal  Balances of the Class Y Regular  Interests will be reduced on such  Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as described in Appendix A.

                  Class Y Regular Interests:  The Class Y-1, Class Y-2, Class Y-3 and Class Y-4 Regular Interests.

                  Class Y-1  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Y-1  Principal  Reduction  Amount for such  Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-1 Regular Interest on such Distribution Date.

                  Class Y-1  Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the Class Y-1
Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Y-1 Regular Interest:  The uncertificated  undivided  beneficial  interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Y-2  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Y-2  Principal  Reduction  Amount for such  Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-2 Regular Interest on such Distribution Date.

                  Class Y-2  Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the Class Y-2
Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Y-2 Regular Interest:  The uncertificated  undivided  beneficial  interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Y-3  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Y-3  Principal  Reduction  Amount for such  Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-3 Regular Interest on such Distribution Date.

                  Class Y-3  Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the Class Y-3
Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Y-3 Regular Interest:  The uncertificated  undivided  beneficial  interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Y-4  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Y-4  Principal  Reduction  Amount for such  Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-4 Regular Interest on such Distribution Date.

                  Class Y-4  Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the Class Y-4
Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Y-4 Regular Interest:  The uncertificated  undivided  beneficial  interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Z  Principal  Reduction  Amounts:  For any  Distribution  Date,  the  amounts  by which the
Uncertificated  Principal  Balances of the Class Z Regular  Interests will be reduced on such  Distribution Date by the  allocation of Realized  Losses and the  distribution  of principal,  which shall be in each case the excess of
(A) the sum of (x) the  excess of the  REMIC I  Available  Distribution  Amount for the  related  Group  (i.e.  the
"related  Group" for the Class Z-1  Regular  Interest is the Group 1 Loans,  the "related  Group" for the Class Z-2
Regular  Interest is the Group 2  Loans,  the "related  Group" for the  Class Z-3  Regular  Interest is the Group 3
Loans  and the  "related  Group"  for the  Class Z-4  Regular  Interest  is the  Group 4  Loans)  exclusive  of any
Recoveries  included  therein over the amounts  thereof  distributable  (i) in  respect of interest on such Class Z
Regular  Interest  and the related  Class Y  Regular  Interest  and (ii) in the case of the Group 1  Loans,  to the
Class AR-L  Certificates  and (y) the amount of Realized  Losses  allocable to principal for the related Group over
(B) the Class Y Principal Reduction Amount for the related Group.

                  Class Z Regular Interests:  The Class Z-1, Class Z-2, Class Z-3 and Class Z-4 Regular Interests.

                  Class Z-1  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Z-1  Principal  Reduction  Amount for such  Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-1 Regular Interest on such Distribution Date.

                  Class Z-1  Principal  Reduction Amount: The Class Z Principal  Reduction Amount for the Class Z-1
Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Z-1 Regular Interest:  The uncertificated  undivided  beneficial  interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Z-2  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Z-2  Principal  Reduction  Amount for such  Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-2 Regular Interest on such Distribution Date.

                  Class Z-2  Principal  Reduction Amount: The Class Z Principal  Reduction Amount for the Class Z-2
Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Z-2 Regular Interest:  The uncertificated  undivided  beneficial  interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Z-3  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Z-3  Principal  Reduction  Amount for such  Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-3 Regular Interest on such Distribution Date .

                  Class Z-3  Principal  Reduction Amount: The Class Z Principal  Reduction Amount for the Class Z-3
Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Z-3 Regular Interest:  The uncertificated  undivided  beneficial  interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Z-4  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Z-4  Principal  Reduction  Amount for such  Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-4 Regular Interest on such Distribution Date.

                  Class Z-4  Principal  Reduction Amount: The Class Z Principal  Reduction Amount for the Class Z-4
Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Z-4 Regular Interest:  The uncertificated  undivided  beneficial  interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Closing Date:  February 28, 2007.

                  Conforming Loans:  The Group 4 Mortgage Loans.

                  Corporate  Trust Office:  With respect to the Trustee,  the  designated  office of the Trustee at which at any particular  time its corporate  trust business with respect to this Agreement  shall be  administered, which  office at the date of the  execution  of this  Agreement  is  located at 60  Livingston  Avenue,  St.  Paul,
Minnesota  55107,  Attention:  Corporate  Trust-Structured  Finance,  CSFB ARMT  2007-1.  With respect to the Trust
Administrator,  the designated  office of the Trust  Administrator  at which at any  particular  time its corporate trust business with respect to this Agreement shall be  administered,  which office at the date of the execution of this Agreement is located at 9062 Old Annapolis Road, Columbia,  MD 21045,  Attention: CSFB ARMT 2007-1, except for purposes  of  Section 6.06  and  certificate  transfer  purposes,  such term shall mean the office or agency of the
Trust  Administrator  located at 6th Street and Marquette Avenue,  Minneapolis,  Minnesota 55479,  Attention:  CSFB
ARMT 2007-1.

                  Countrywide:  Countrywide Home Loans Servicing LP and its successors and assigns.

                  Countrywide  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified  as such on the Mortgage
Loan Schedule, for which Countrywide is the applicable Designated Servicer.

                  Countrywide  Reconstituted  Servicing Agreement:  That certain Reconstituted Servicing Agreement, dated as of February 1,  2007,  among DLJMC,  Countrywide,  the Master  Servicer and the Trust  Administrator,  and
acknowledged by the Trustee.

                  Countrywide  Underlying  Servicing  Agreement:  The  "Servicing  Agreement"  referred  to in  the
Countrywide Reconstituted Servicing Agreement.

                  Current  Interest:  For any Class of LIBOR  Certificates  and  Distribution  Date,  the amount of interest  accruing at the applicable  Pass-Through Rate on the related Class Principal Balance of such Class during the related  Accrual  Period;  provided,  that as to each Class of LIBOR  Certificates,  Current  Interest shall be reduced by a pro rata portion of any Interest Shortfalls to the extent not covered by Monthly Excess Interest.

                  Custodial  Agreement:  As defined in the Standard  Terms.  As of the date hereof,  the  Custodial
Agreement under this Agreement will be the LaSalle Bank Custodial Agreement.

                  Custodian:  As defined in the Standard  Terms.  Initially,  LaSalle  shall serve as Custodian for all of the Mortgage Loans.

                  Deferred  Amount:  For any Class of LIBOR  Certificates  and  Distribution  Date,  will equal the amount by which  (x) the  aggregate  of the Applied  Loss  Amounts  previously  applied in  reduction  of the Class
Principal  Balance  thereof exceeds (y) the sum of (i) the  aggregate of amounts  previously paid in  reimbursement thereof and  (ii) amounts  added to the Class Principal  Balances thereof  pursuant to  Section 4.03(a)(ii) on  all prior Distribution Dates, including such Distribution Date.

                  Deposit Amount:  As defined in Section 4.07(e) or Section 4.08(e) herein, as applicable.

                  Depositor:  Credit Suisse First Boston  Mortgage  Securities  Corp., a Delaware  corporation,  or its successor in interest.

                  Depository  Agreement:  The Letter of  Representation  dated as of the Closing  Date by and among
DTC, the Depositor and the Trust Administrator for the benefit of the Trustee.

                  Designated  Mortgage Loans:  The Countrywide  Serviced  Mortgage Loans,  unless any such Mortgage
Loan is no longer  serviced by Countrywide  under the  Countrywide  Servicing  Agreement,  the Fifth Third Serviced
Mortgage  Loans,  unless  any such  Mortgage  Loan is no longer  serviced  by Fifth  Third  under  the Fifth  Third
Servicing  Agreement,  the First  Horizon  Serviced  Mortgage  Loans,  unless any such  Mortgage  Loan is no longer serviced by First  Horizon  under the First Horizon  Servicing  Agreement,  the IndyMac  Serviced  Mortgage  Loans,
unless  any such  Mortgage  Loan is no longer  serviced  by  IndyMac  under  the  IndyMac  Reconstituted  Servicing
Agreement,  the SunTrust Serviced  Mortgage Loans,  unless any such Mortgage Loan is no longer serviced by SunTrust under the SunTrust  Reconstituted  Servicing  Agreement,  the Wachovia  Serviced  Mortgage  Loans,  unless any such
Mortgage Loan is no longer serviced by Wachovia under the Wachovia  Servicing  Agreement and the WaMu Bank Serviced
Mortgage  Loans,  unless any such  Mortgage Loan is no longer  serviced by WaMu Bank under the WaMu Bank  Servicing
Agreement.

                  Designated  Servicer:  Each of  Countrywide,  Fifth  Third,  First  Horizon,  IndyMac,  SunTrust,
Wachovia and WaMu Bank, as applicable.

                  Designated  Servicing  Agreement:  Each of the  Countrywide  Reconstituted  Servicing  Agreement,
Fifth  Third  Reconstituted  Servicing  Agreement,   First  Horizon  Reconstituted  Servicing  Agreement,   IndyMac
Reconstituted  Servicing Agreement,  SunTrust Reconstituted  Servicing Agreement,  Wachovia Reconstituted Servicing
Agreement and WaMu Bank Reconstituted Servicing Agreement, as applicable.

                  Economic Residual Floater Certificate:  As set forth in the Preliminary Statement.

                  ERISA Restricted Certificate:  As set forth in the Preliminary Statement.

                  Exchangeable Certificates:  Not applicable.

                  Fifth Third:  Fifth Third Mortgage Company and its successors and assigns.

                  Fifth Third  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified  as such on the Mortgage
Loan Schedule, for which Fifth Third is the applicable Designated Servicer.

                  Fifth Third Reconstituted  Servicing Agreement:  That certain Reconstituted  Servicing Agreement, dated as of February 1,  2007,  among DLJMC,  Fifth Third,  the Master  Servicer and the Trust  Administrator,  and
acknowledged by the Trustee.

                  Fifth Third Underlying  Servicing Agreement:  The "Servicing  Agreement" referred to in the Fifth
Third Reconstituted Servicing Agreement.

                  First Horizon:  First Horizon Home Loan Corporation and its successors and assigns.

                  First Horizon  Serviced  Mortgage  Loans:  The Mortgage Loans  identified as such on the Mortgage
Loan Schedule, for which First Horizon is the applicable Designated Servicer.

                  First  Horizon  Reconstituted   Servicing  Agreement:   That  certain   Reconstituted   Servicing
Agreement  dated  as  of  February 1,  2007  among  DLJMC,  First  Horizon,  the  Master  Servicer  and  the  Trust
Administrator, and acknowledged by the Trustee.

                  First Horizon  Underlying  Servicing  Agreement:  The  "Servicing  Agreement"  referred to in the
First Horizon Reconstituted Servicing Agreement.

                  Floater Certificates:  As set forth in the Preliminary Statement.

                  Floater Loan Group:  As set forth in the Preliminary Statement.

                  Group:  When used with respect to the Mortgage  Loans,  any of Loan Group 1,  Loan Group 2,  Loan
Group 3,  Loan Group 4 or Loan Group 5,  or with respect to the Certificates,  the Class or Classes of Certificates
that relate to the corresponding Group or Groups.

                  Group 1:  With  respect  to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage  Loans identified in the Mortgage  Loan  Schedule as having been assigned to Group 1 or with respect to the  Certificates, the Group 1 Certificates (as specified in the Preliminary Statement).

                  Group 1 Senior  Liquidation  Amount:  With respect to any Distribution  Date, the aggregate,  for each Mortgage Loan in Loan Group 1 which became a Liquidated  Mortgage  Loan during the prior  calendar  month,  of the lesser of  (i) the  Group 1  Senior  Percentage  of the Stated  Principal  Balance  of such  Mortgage  Loan and
(ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

                  Group 1 Senior Percentage:  With respect to any Distribution  Date, the percentage  equivalent of a  fraction  the  numerator  of  which  is the  aggregate  Class  Principal  Balance  of the  Group 1  Certificates
immediately  prior to such  Distribution Date and the denominator of which is the aggregate of the Stated Principal
Balances of the Mortgage  Loans in Loan  Group 1 as of the first day of the related  Collection  Period  (excluding any  Group 1  Mortgage  Loans  that were  subject  to a Payoff,  the  principal  of which  was  distributed  on the
Distribution  Date  preceding  the current  Distribution  Date);  provided,  however,  in no event will the Group 1
Senior Percentage exceed 100%.

                  Group 1 Senior Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Group 1 Senior Percentage of the Principal Payment Amount for Loan Group 1,  (ii) the  applicable Senior
Prepayment  Percentage  of the  Principal  Prepayment  Amount  for  Loan  Group 1,  and  (iii) the  Group 1  Senior
Liquidation Amount.

                  Group 1  Subordinate  Percentage:  For any Distribution Date, the excess of 100% over the Group 1
Senior Percentage.

                  Group 2:  With  respect  to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage  Loans identified in the Mortgage  Loan  Schedule as having been assigned to Group 2 or with respect to the  Certificates, the Group 2 Certificates (as specified in the Preliminary Statement).

                  Group 2 Senior  Liquidation  Amount:  With respect to any Distribution  Date, the aggregate,  for each Mortgage Loan in Loan Group 2 which became a Liquidated  Mortgage  Loan during the prior  calendar  month,  of the lesser of  (i) the  Group 2  Senior  Percentage  of the Stated  Principal  Balance  of such  Mortgage  Loan and
(ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

                  Group 2 Senior Percentage:  With respect to any Distribution  Date, the percentage  equivalent of a  fraction  the  numerator  of  which  is the  aggregate  Class  Principal  Balance  of the  Group 2  Certificates
immediately  prior to such  Distribution Date and the denominator of which is the aggregate of the Stated Principal
Balances of the Mortgage  Loans in Loan  Group 2 as of the first day of the related  Collection  Period  (excluding any  Group 2  Mortgage  Loans  that were  subject  to a Payoff,  the  principal  of which  was  distributed  on the
Distribution  Date  preceding  the current  Distribution  Date);  provided,  however,  in no event will the Group 2
Senior Percentage exceed 100%.

                  Group 2 Senior Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Group 2 Senior Percentage of the Principal Payment Amount for Loan Group 2,  (ii) the  applicable Senior
Prepayment  Percentage  of the  Principal  Prepayment  Amount  for  Loan  Group 2,  and  (iii) the  Group 2  Senior
Liquidation Amount.

                  Group 2  Subordinate  Percentage:  For any Distribution Date, the excess of 100% over the Group 2
Senior Percentage.

                  Group 3:  With  respect  to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage  Loans identified in the Mortgage  Loan  Schedule as having been assigned to Group 3 or with respect to the  Certificates, the Group 3 Certificates (as specified in the Preliminary Statement).

                  Group 3 Senior  Liquidation  Amount:  With respect to any Distribution  Date, the aggregate,  for each Mortgage Loan in Loan Group 3 which became a Liquidated  Mortgage  Loan during the prior  calendar  month,  of the lesser of  (i) the  Group 3  Senior  Percentage  of the Stated  Principal  Balance  of such  Mortgage  Loan and
(ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

                  Group 3 Senior Percentage:  With respect to any Distribution  Date, the percentage  equivalent of a  fraction  the  numerator  of  which  is the  aggregate  Class  Principal  Balance  of the  Group 3  Certificates
immediately  prior to such  Distribution Date and the denominator of which is the aggregate of the Stated Principal
Balances of the Mortgage Loans in Loan Group 3,  as of the first day of the related  Collection  Period  (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the  Distribution
Date preceding the current  Distribution Date);  provided,  however, in no event will the Group 3 Senior Percentage exceed 100%.

                  Group 3 Senior Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Group 3 Senior Percentage of the Principal Payment Amount for Loan Group 3,  (ii) the  applicable Senior
Prepayment  Percentage  of the  Principal  Prepayment  Amount  for  Loan  Group 3,  and  (iii) the  Group 3  Senior
Liquidation Amount.

                  Group 3  Subordinate  Percentage:  For any Distribution Date, the excess of 100% over the Group 3
Senior Percentage.

                  Group 4:  With  respect  to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage  Loans identified in the Mortgage  Loan  Schedule as having been assigned to Group 4 or with respect to the  Certificates, the Group 4 Certificates (as specified in the Preliminary Statement).

                  Group 4 Senior  Liquidation  Amount:  With respect to any Distribution  Date, the aggregate,  for each Mortgage Loan in Loan Group 4 which became a Liquidated  Mortgage  Loan during the prior  calendar  month,  of the lesser of  (i) the  Group 4  Senior  Percentage  of the Stated  Principal  Balance  of such  Mortgage  Loan and
(ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

                  Group 4 Senior Percentage:  With respect to any Distribution  Date, the percentage  equivalent of a  fraction  the  numerator  of  which  is the  aggregate  Class  Principal  Balance  of the  Group 4  Certificates
immediately  prior to such  Distribution Date and the denominator of which is the aggregate of the Stated Principal
Balances of the Mortgage Loans in Loan Group 4,  as of the first day of the related  Collection  Period  (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the  Distribution
Date preceding the current  Distribution Date);  provided,  however, in no event will the Group 4 Senior Percentage exceed 100%.

                  Group 4 Senior Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Group 4 Senior Percentage of the Principal Payment Amount for Loan Group 4,  (ii) the  applicable Senior
Prepayment  Percentage  of the  Principal  Prepayment  Amount  for  Loan  Group 4,  and  (iii) the  Group 4  Senior
Liquidation Amount.

                  Group 4  Subordinate  Percentage:  For any Distribution Date, the excess of 100% over the Group 4
Senior Percentage.

                  Group 5:  With  respect  to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage  Loans identified in the Mortgage  Loan  Schedule as having been assigned to Group 5 or with respect to the  Certificates, the Group 5 Certificates.

                  Group 5 Certificates:  As set forth in the Preliminary Statement.

                  Group 5  Credit  Support  Depletion  Date:  The first  Distribution  Date on which the  aggregate
Class Principal Balance of the Group 5 Subordinate Certificates has been or will be reduced to zero.

                  Group 5  Interest  Rate  Cap  Account:  The  separate  Eligible  Account  created  and  initially maintained by the Trust  Administrator  pursuant to  Section 4.07  in the name of the Trust  Administrator  for the benefit of the  Certificateholders  and  designated  "Wells  Fargo Bank,  N.A. in trust for  registered  holders of
Adjustable Rate Mortgage Trust 2007-1,  Adjustable Rate Mortgage-Backed Pass Through  Certificates,  Series 2007-1,
Group 5  Certificates"  Funds  in  the  Group 5  Interest  Rate  Cap  Account  shall  be  held  in  trust  for  the
Certificateholders  for the uses and purposes set forth in this  Agreement.  The Group 5  Interest Rate Cap Account will not be an asset of any  REMIC.  Ownership  of the  Group 5  Interest  Rate Cap  Account  is  evidenced  by the
Class 5-X Certificates.

                  Group 5  Interest Rate Cap  Agreement:  The interest  rate cap agreement  relating to the Group 5
Certificates  consisting of the ISDA Master Agreement,  the Schedule and the Credit Support Annex, each dated as of the Closing Date and the  Confirmations  related  thereto,  between the Trust  Administrator on behalf of the Trust and the  Group 5 Interest  Rate Cap  Counterparty,  as such agreement may be amended and supplemented in accordance with its terms and any replacement  Group 5  Interest Rate Cap Agreement  acceptable to the Depositor and the Trust
Administrator.

                  Group 5 Interest  Rate  Cap  Counterparty:  Credit  Suisse  International,  or any  successor  in interest thereto under the Group 5 Interest Rate Cap Agreement.

                  Group 5 Senior Certificates:  As set forth in the Preliminary Statement.

                  Group 5 Senior Enhancement  Percentage:  For any Distribution Date, the fraction,  expressed as a percentage,  the  numerator  of  which  is  the  sum  of the  aggregate  Class  Principal  Balance  of the  Class M
Certificates and the  Overcollateralization  Amount (which, for purposes of this definition only, shall not be less than zero), in each case after giving effect to payments on such  Distribution  Date (assuming no Trigger Event has occurred),  and the  denominator  of  which  is the  Aggregate  Loan  Group  Balance  for  Loan  Group 5  for  such
Distribution Date.

                  Group 5 Senior  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown
Date and as long as a Trigger Event has not occurred with respect to such  Distribution  Date,  will be the amount, if any, by which (x) the  aggregate Class Principal Balance of the Group 5 Senior  Certificates,  immediately prior to such  Distribution  Date exceeds  (y) the  lesser of (A) the product of (i) 83.40%  and (ii) the  Aggregate Loan
Group Balance for Loan Group 5 for such  Distribution  Date and (B) the amount,  if any, by which (i) the Aggregate
Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50%  of the  Aggregate  Loan Group
Balance for Loan Group 5 as of the Cut-off Date.

                  Group 5 Subordinate Certificates:  As set forth in the Preliminary Statement.

                  IndyMac:  IndyMac Bank, F.S.B. and its successors and assigns.

                  IndyMac  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified as such on the Mortgage Loan
Schedule, for which IndyMac is the applicable Servicer.

                  IndyMac  Reconstituted  Servicing  Agreement:  That  certain  Reconstituted  Servicing  Agreement dated as of  February 1,  2007  among  DLJMC,  IndyMac,  the  Master  Servicer  and the  Trust  Administrator,  and
acknowledged by the Trustee.

                  IndyMac Underlying  Servicing  Agreement:  The "Servicing  Agreement"  referred to in the IndyMac
Reconstituted Servicing Agreement.

                  Initial Bankruptcy Loss Coverage Amount:  $205,020.36.

                  Initial Class Principal Balance:  As set forth in the Preliminary Statement.

                  Initial Cut-off Date:  February 1, 2007.

                  Initial Fraud Loss Coverage Amount:  $12,176,367.26.

                  Initial Special Hazard Loss Coverage Amount:  $6,088,183.63.

                  Interest  Distribution  Amount:  With respect to any Distribution Date and interest bearing Class of Group 1,  Group 2,  Group 3,  Group 4 and Class C-B  Certificates,  the sum of (i) one month's  interest accrued during  the  related  Accrual  Period at the  applicable  Pass-Through  Rate for such  Class on the  related  Class
Principal Balance or Class Notional Amount,  as applicable,  subject to reduction  pursuant to  Section 4.01(I)(B), and (ii) any Class Unpaid Interest Amounts for such Class and Distribution Date.

                  Interest  Remittance  Amount:  For any Distribution  Date and the Mortgage Loans in Loan Group 5,
an amount  equal to the sum of (1) all  interest  collected  (other  than  Payaheads)  or  advanced  in  respect of
Scheduled  Payments on the Mortgage  Loans in such Loan Group during the related  Collection  Period,  the interest portion of Payaheads  previously  received on the Mortgage Loans in such Loan Group and intended for application in the related  Collection Period and interest portion of all Payoffs (net of Payoff Interest and Prepayment  Interest
Excess for such  Distribution  Date) and Curtailments  received on the Mortgage Loans in such Loan Group during the related  Prepayment  Period,  less  (x) the  applicable  Expense  Fees  with  respect  to such  Mortgage  Loans and
(y) unreimbursed  Advances and other  amounts due to the Master  Servicer,  the  applicable  Servicer and the Trust
Administrator  with respect to such  Mortgage  Loans,  to the extent  allocable to interest,  (2) all  Compensating
Interest  Payments  paid by a Servicer  with respect to the  Mortgage  Loans in such Loan Group with respect to the related  Prepayment  Period,  (3) the portion of any  Substitution  Adjustment  Amount and Purchase Price paid with respect to the Mortgage Loans in such Loan Group during the related  Collection  Period,  in each case allocable to interest  and the  proceeds  of any  purchase  of  such  Mortgage  Loans  by the  Terminating  Entity  pursuant  to
Section 11.01  in an amount not  exceeding  the  interest  portion of the Par Value with  respect to such  Mortgage
Loans, and (4) all Net Liquidation  Proceeds and recoveries (net of unreimbursed  Advances,  Servicing Advances and expenses,  to the extent  allocable to interest,  and unpaid Expense Fees),  if any,  collected with respect to the
Mortgage Loans in such Loan Group during the prior calendar  month,  to the extent  allocable to interest.  For the purposes of this definition of Interest  Remittance Amount, any amounts due to the Master Servicer,  the applicable
Servicer and the Trust  Administrator  that cannot  easily be allocable  to either  interest or principal  shall be deemed to be allocable to interest.

                  Interest  Shortfall:  For any  Distribution  Date  and the  Mortgage  Loans in Loan  Group 5,  an
amount equal to the aggregate  shortfall,  if any, in collections of interest (adjusted to the related Net Mortgage
Rate) on Mortgage  Loans in Loan Group 5  resulting  from  (a) Principal  Prepayments  received  during the related
Prepayment  Period  after  giving  effect to the  Compensating  Interest  Payment  for such  Distribution  Date and
(b) interest  payments on certain of the Mortgage Loans in Loan Group 5 being limited pursuant to the provisions of the Relief Act.

                  LaSalle:  LaSalle Bank, National Association.

                  LaSalle Bank  Custodial  Agreement:  That certain  Custodial  Agreement  dated as of  February 1,
2007 among LaSalle, the Trustee and the Trust Administrator.

                  LIBOR Certificates:  As set forth in the Preliminary Statement.

                  Loan Group: Any of Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 or Loan Group 5,  as
applicable.  Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4 together will constitute one sub-trust and
Loan Group 5 will constitute another sub-trust.

                  Loan  Group 1:  All Mortgage  Loans  identified  as Loan Group 1  Mortgage  Loans on the Mortgage
Loan Schedule.

                  Loan  Group 2:  All Mortgage  Loans  identified  as Loan Group 2  Mortgage  Loans on the Mortgage
Loan Schedule.

                  Loan  Group 3:  All Mortgage  Loans  identified  as Loan Group 3  Mortgage  Loans on the Mortgage
Loan Schedule.

                  Loan  Group 4:  All Mortgage  Loans  identified  as Loan Group 4  Mortgage  Loans on the Mortgage
Loan Schedule.

                  Loan  Group 5:  All Mortgage  Loans  identified  as Loan Group 5  Mortgage  Loans on the Mortgage
Loan Schedule.

                  Marker Rate:  With respect to the  Class 5-X  Certificates  and the  REMIC II  Regular  Interests
LT1, LT2, LT3 and LT4 and any  Distribution  Date, a per annum rate equal to two (2) times the weighted  average of the  Uncertificated  REMIC II  Pass-Through  Rates for REMIC II  Regular Interest LT2 and REMIC II Regular Interest
LT3.

                  Master Servicer:  Wells Fargo.

                  Maturity Date:  The Distribution Date occurring in March 2037.

                  Maximum Interest Rate: With respect to the Group 5  Certificates  and any  Distribution  Date, an
annual rate equal to the  weighted  average of the Maximum  Mortgage  Rates of the  Mortgage  Loans in Loan Group 5
minus the weighted average Expense Fee Rate of the Mortgage Loans in Loan Group 5.

                  Modification Oversight Agent: SPS, and its successors and permitted assigns.

                  Monthly Excess  Cashflow:  For any  Distribution  Date, an amount equal to the sum of the Monthly
Excess  Interest,  Overcollateralization  Release  Amount,  if any for such date, and any Principal  Payment Amount
remaining   after  the   application  of  items   (i) through   (v) in  the   distribution   thereof   pursuant  to
Section 4.01(II)(a), (b) or (c), as applicable.
                  Monthly Excess Interest:  For any  Distribution  Date, any Interest  Remittance  Amount remaining after the application of items (i) through (xi) in the distribution thereof, pursuant to Section 4.01(II)(a).

                  Net  Cumulative  Realized  Loss  Amount:  For any  Distribution  Date,  an  amount  equal  to the cumulative  Realized  Losses  incurred on the Group 5  Mortgage Loans from the Initial Cut-off Date through the end of the  calendar  month  preceding  such  Distribution  Date,  less the amount of  payments  made to the  Principal
Remittance  Amount  from the Group 5  Interest  Rate Cap  Agreement  pursuant  to  Section 4.07(c)(3)  on all prior
Distribution Dates.

                  Net  Excess  Spread:  With  respect  to any  Distribution  Date and  Loan  Group 5,  a  fraction, expressed as a percentage,  the numerator of which is equal to the excess of (x) the  Aggregate  Loan Group Balance for Loan Group 5 for the  immediately  preceding  Distribution  Date,  multiplied by the product of (A) the Net WAC
Rate for Loan Group 5 and (B) the actual number of days elapsed in the related  Accrual  Period divided by 360 over
(y) the  aggregate  Current Interest for Loan Group 5 for such  Distribution  Date, and the denominator of which is an amount equal to the Aggregate  Loan Group Balance for Loan Group 5 for the  immediately  preceding  Distribution
Date, multiplied by the actual number of days elapsed in the related Accrual Period divided by 360.

                  Net Funds Cap: For any  Distribution  Date and the LIBOR  Certificates,  will be a per annum rate equal to (a) a  fraction,  expressed  as a  percentage,  the  numerator  of which is the product of (1) the Optimal
Interest  Remittance  Amount for such date and (2) 12,  and the  denominator  of which is the Aggregate  Loan Group
Balance for Loan Group 5  (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution  Date preceding the current  Distribution  Date) for the immediately  preceding
Distribution  Date (or, in the case of the first  Distribution  Date,  the  Aggregate  Loan Group  Balance for Loan
Group 5 as of the Cut-off Date,  multiplied by (b) a fraction,  the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

                  Net Interest  Shortfalls:  For any Distribution  Date and any Pass-Through Loan Group, the sum of
(A) the amount of interest  which would  otherwise have been received for a Mortgage Loan in such Loan Group during the prior  calendar  month that was the subject of (x) a Relief Act Reduction or (y) a Special  Hazard Loss,  Fraud
Loss or Bankruptcy  Loss,  after the  exhaustion of the  respective  amounts of coverage  provided by the Class C-B
Certificates for those types of losses; and (B) any related Net Prepayment Interest Shortfalls.

                  Net Realized Losses:  For any Class of  Certificates,  other than the Floater  Certificates,  and any Distribution  Date, the excess of (i) the amount of unreimbursed  Realized Losses previously  allocated to that
Class over  (ii) the sum of (a) the amount of any increases to the Class Principal  Balance of that  Class pursuant to  Section 4.03  due to Recoveries and  (b) amounts  previously  distributed to such Class in  respect of Realized
Losses pursuant to Section 4.01.

                  Net  Recovery  Realized  Losses:   For  any  Class  of  Certificates,   other  than  the  Floater
Certificates,  and any  Distribution  Date, the excess of Net Realized Losses for such  Distribution  Date over the amount distributed in respect of Realized Losses pursuant to Section 4.01 on that Distribution Date.

                  Net WAC Rate: For any  Distribution  Date and any  Pass-Through  Loan Group, the Weighted Average
Pass-Through Rate for such Loan Group for such Distribution Date.

                  In addition,  for any purpose for which the Net WAC Rate is calculated,  the interest rate on the
Mortgage Loans shall be appropriately  adjusted to account for the difference between any counting  convention used with respect to the Mortgage Loans and any counting convention used with respect to a REMIC Regular Interest.

                  NIM Note:  Any debt instrument issued by a NIM Trust.

                  NIM Trust:  With  respect to any  Floater  Loan  Group,  any trust  created to hold the  Economic
Residual  Floater  Certificates  for such  Floater  Loan  Group and issue  debt  instruments  that are  secured  by distributions on such Economic Residual Floater Certificates.

                  Notional Amount Certificates:  As set forth in the Preliminary Statement.

                  Offered Certificates:  As set forth in the Preliminary Statement.

                  Optimal Interest  Remittance  Amount:  With respect to any Distribution Date and the Floater Loan
Group,  the excess of (i) the  product of (1) (x) the  weighted  average of the Net Mortgage  Rates of the Mortgage
Loans in Loan  Group 5  as of the  first  day of the  related  Collection  Period  divided  by  (y) 12  and (2) the
Aggregate  Loan  Group  Balance  for the  Floater  Loan  Group  for the  immediately  preceding  Distribution  Date
(excluding  any such Mortgage  Loans that were subject to a Payoff,  the principal of which was  distributed on the
Distribution  Date  preceding  the current  Distribution  Date),  over  (ii) any  expenses that reduce the Interest
Remittance  Amount  with  respect  to the  Floater  Loan  Group  that did not  arise as a result  of a  default  or delinquency  of the  Mortgage  Loans in the  Floater  Loan Group or were not taken into  account in  computing  the
Expense Fee Rate.

                  Overcollateralized Group:  As defined in Section 4.06(b).

                  Pass-Through Certificates:  As set forth in the Preliminary Statement.

                  Pass-Through Loan Group:  As set forth in the Preliminary Statement.

                  Pass-Through  Rate:  For any  interest  bearing  Class of  Certificates,  the per annum  rate set forth or calculated in the manner  described in the  Preliminary  Statement.  Interest on the  Certificates,  other than the LIBOR  Certificates,  will be computed on the basis of a 360 day year  comprised  of twelve 30 day months.
Interest on the LIBOR  Certificates  and the Class 5-X  Certificates (to the extent it is entitled to interest from
Loan  Group 5)  will be  computed  on the basis of a 360-day  year and the  actual  number of days  elapsed  in the related Accrual Period.

                  Physical Certificates:  As set forth in the Preliminary Statement.

                  Prefunded Amount:  Not Applicable.

                  Prefunded Loan Group:  Not Applicable.

                  Prefunding Account:  Not Applicable.

                  Prefunding Period:  Not Applicable.

                  Principal  Payment Amount:  For any Distribution  Date and any  Pass-Through  Loan Group, the sum
of  (i) the  principal  portion  of the  Scheduled  Payments  on the  Mortgage  Loans in such Loan Group due on the related Due Date,  (ii) the principal portion of repurchase  proceeds received with respect to any Mortgage Loan in such Loan Group which was  repurchased  as permitted or required by this Agreement  during the period  beginning on the 15th  day of the  month  preceding  such  Distribution  Date and  ending  on the 14th day of the  month of such
Distribution  Date,  with notice and receipt of funds three (3) Business Days prior to the 14th day of the month of such Distribution  Date and (iii) any other  unscheduled  payments of principal which were received on the Mortgage
Loans in such Loan Group during the related  calendar month preceding the month of such  Distribution  Date,  other than Principal Prepayments or Liquidation Principal.

                  For any  Distribution  Date  and the  Floater  Loan  Group,  an  amount  equal  to the  Principal
Remittance Amount for such date minus the Overcollateralization Release Amount, if any, for such date.

                  Principal  Prepayment  Amount:  For any Distribution  Date and any  Pass-Through  Loan Group, the
sum of (i) all Principal  Prepayments  relating to the Mortgage Loans in such Loan Group which were received during the related  Prepayment  Period and (ii) all  Recoveries  received during the calendar month preceding the month of that Distribution Date.

                  Principal  Remittance  Amount:  For any  Distribution  Date and the Floater Loan Group, an amount equal to the sum of (1) all  principal  collected  (other  than  Payaheads)  or  advanced  in respect of  Scheduled
Payments  on the  Mortgage  Loans in such Loan Group  during  the  related  Collection  Period  (less  unreimbursed
Advances,  Servicing  Advances and other amounts due to the  Servicers,  the Trustee,  the Master  Servicer and the
Trust  Administrator  with respect to the Mortgage Loans in such Loan Group,  to the extent  allocable to principal or such amounts  allocable to interest to the extent remaining  unpaid after allocation of the Interest  Remittance
Amount) and the principal  portion of Payaheads  previously  received on the Mortgage  Loans in such Loan Group and intended for application in the related Collection Period, (2) all Principal  Prepayments  received on the Mortgage
Loans in such Loan Group during the related  Prepayment  Period,  (3) the Purchase  Price of each  Mortgage Loan in such  Loan  Group  that  was  repurchased  by  the  Seller  or  purchased  by  the  Special  Servicer  pursuant  to
Section 3.17(b),  during the related Collection Period and the principal proceeds of any purchase of Mortgage Loans in such Loan Group by the  Terminating  Entity pursuant to  Section 11.01  in an amount not exceeding the principal portion of the Par Value with  respect to such  Mortgage  Loans,  (4) the  portion of any  Substitution  Adjustment
Amount paid with  respect to any Deleted  Mortgage  Loans in such Loan Group during the related  Collection  Period allocable to principal,  (5) all Net Liquidation  Proceeds (net of unreimbursed  Advances,  Servicing  Advances and other  expenses,  to the extent  allocable  to  principal  or such  amounts  allocable  to  interest  to the extent remaining  unpaid after  allocation of the Interest  Remittance  Amount) and any other  Recoveries  collected  with respect to the Mortgage Loans in such Loan Group during the preceding  calendar month,  to the extent  allocable to principal,  and  (6) amounts,  if any,  withdrawn  from the  Group 5  Interest  Rate Cap  Account  to cover the Net
Cumulative  Realized  Loss Amount for such  Distribution  Date.  For the purposes of this  definition  of Principal
Remittance  Amount,  any amounts due to the Master Servicer,  the applicable  Servicer and the Trust  Administrator that cannot easily be allocable to either interest or principal shall be deemed to be allocable to interest.

                  Private Certificates:  As set forth in the Preliminary Statement.

                  Pro Rata Share:  With respect to any Distribution  Date and any Class of Class C-B  Certificates,
the portion of the Subordinate  Principal  Distribution Amount allocable to such Class, equal to the product of the
Subordinate Principal  Distribution Amount on such Distribution Date and a fraction,  the numerator of which is the related  Class  Principal  Balance  of such  Class  and the  denominator  of which is the  aggregate  of the  Class
Principal Balances of the Class C-B Certificates.

                  Prospectus  Supplement:  The Prospectus  Supplement,  dated  February 26,  2007,  relating to the offering  of the  Offered  Certificates  in the  form in which it was or will be  filed  with  the  Securities  and
Exchange  Commission pursuant to  Rule 424(b) under  the 1933 Act with respect to the offer and sale of the Offered
Certificates.

                  Rating  Agency:  Each of  Moody's  and S&P,  or any  successor  to any of  them,  so long as such entity is rating any of the Certificates.

                  Realized Loss: As defined in the Standard  Terms;  provided,  that Realized  Losses  allocated to the Class 5-X  Certificates  shall be allocated first to the REMIC III  Regular Interest 5-X-IO in reduction of the accrued but unpaid  interest  thereon  until such accrued and unpaid  interest  shall have been reduced to zero and then to the REMIC III Regular Interest 5-X-PO in reduction of the principal balance thereof.

                  Regular  Certificates:  All of the  Certificates  other than the  Residual  Certificates  and the
Class P Certificates.

                  REMIC: A "real estate  mortgage  investment  conduit,"  within the meaning of Section 860D of the
Code.  Reference herein to REMIC refers to each REMIC created by the Preliminary Statement.

                  REMIC  Election:  An election,  for federal  income tax purposes,  to treat  certain  assets as a
REMIC.

                  REMIC I  Available  Distribution  Amount:  For each of Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4, for any Distribution Date, the Available Distribution Amount for such Loan Group.

                  REMIC I  Distribution  Amount:  For any  Distribution  Date, the REMIC I  Available  Distribution
Amounts shall be deemed distributed to REMIC III,  as the holder of the REMIC I Regular  Interests,  and to Holders of the  Class AR-L  Certificates  in respect of Component I  thereof,  pursuant to  Section 4.01(IV)(a)(i),  in the following amounts and priority:

                  (a)      To the extent of the REMIC I Available Distribution Amount for Loan Group 1:

                           (i)      first,  to Class Y-1 and Class Z-1  Regular  Interests and  Component I  of the
         Class AR-L  Certificates,  concurrently,  the  Uncertificated  Accrued Interest for such Classes remaining unpaid from previous  Distribution  Dates,  pro rata according to their  respective  shares of such unpaid amounts;

                           (ii)     second,  to the Class Y-1 and Class Z-1  Regular  Interests and  Component I of
         the Class AR-L  Certificates,  concurrently,  the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest;

                           (iii)    third, to Component I of the Class AR-L Certificates,  until the Uncertificated
         Principal Balance thereof has been reduced to zero; and

                           (iv)     fourth,  to the  Class Y-1  and  Class Z-1  Regular  Interests,  the  Class Y-1
         Principal Distribution Amount and the Class Z-1 Principal Distribution Amount, respectively.

                  (b)      To the extent of the REMIC I Available Distribution Amount for Loan Group 2:

                           (i)      first,  to the Class Y-2 and Class Z-2  Regular  Interests,  concurrently,  the
         Uncertificated  Accrued Interest for such Classes remaining unpaid from previous  Distribution  Dates, pro rata according to their respective shares of such unpaid amounts;

                           (ii)     second, to the Class Y-2 and Class Z-2  Regular  Interests,  concurrently,  the
         Uncertificated  Accrued  Interest for such Classes for the current  Distribution  Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third,  to  the  Class Y-2  and  Class Z-2  Regular  Interests,  the  Class Y-2
         Principal Distribution Amount and the Class Z-2 Principal Distribution Amount, respectively.

                  (c)      To the extent of the REMIC I Available Distribution Amount for Loan Group 3:

                           (i)      first,  to the Class Y-3 and Class Z-3  Regular  Interests,  concurrently,  the
         Uncertificated  Accrued Interest for such Classes remaining unpaid from previous  Distribution  Dates, pro rata according to their respective shares of such unpaid amounts;

                           (ii)     second, to the Class Y-3 and Class Z-3  Regular  Interests,  concurrently,  the
         Uncertificated  Accrued  Interest for such Classes for the current  Distribution  Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third,  to  the  Class Y-3  and  Class Z-3  Regular  Interests,  the  Class Y-3
         Principal Distribution Amount and the Class Z-3 Principal Distribution Amount, respectively.

                  (d)      To the extent of the REMIC I Available Distribution Amount for Loan Group 4:

                           (i)      first,  to the Class Y-4 and Class Z-4  Regular  Interests,  concurrently,  the
         Uncertificated  Accrued Interest for such Classes remaining unpaid from previous  Distribution  Dates, pro rata according to their respective shares of such unpaid amounts;

                           (ii)     second, to the Class Y-4 and Class Z-4  Regular  Interests,  concurrently,  the
         Uncertificated  Accrued  Interest for such Classes for the current  Distribution  Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third,  to  the  Class Y-4  and  Class Z-4  Regular  Interests,  the  Class Y-4
         Principal Distribution Amount and the Class Z-4 Principal Distribution Amount, respectively.

                  (e)      To the extent of the REMIC I Available  Distribution  Amounts for such Distribution Date remaining  after  payment of the amounts  pursuant to  paragraphs  (a),  (b),  (c) and  (d) of this  definition  of
"REMIC I Distribution Amount":

                           (i)      first,  to each Class of REMIC I  Class Y and Class Z  Regular  Interests,  pro
         rata according to the amount of unreimbursed  Realized Losses allocable to principal  previously allocated to each such Class;  provided,  however, that any amounts distributed pursuant to this paragraph (e)(i) of this  definition  of  "REMIC I  Distribution  Amount"  shall not cause a reduction  in the  Uncertificated
         Principal Balances of any of the Class Y and Class Z Regular Interests; and

                           (ii)     second, to the Class AR-L  Certificates in respect of Component I  thereof, any remaining amount.

                  REMIC I Realized Losses:  Realized Losses on the Group 1,  Group 2,  Group 3 and Group 4 Mortgage
Loans shall be allocated to the REMIC I Regular  Interests as follows:  (1) the interest portion of Realized Losses and Net Interest  Shortfalls on the Group 1 Loans,  if any, shall be allocated  between the Class Y-1 and Class Z-1
Regular  Interests pro rata according to the amount of interest accrued but unpaid thereon,  in reduction  thereof;
(2) the interest  portion of Realized  Losses and Net Interest  Shortfalls on the Group 2  Loans,  if any, shall be allocated  between the  Class Y-2  and Class Z-2  Regular  Interests  pro rata  according to the amount of interest accrued but unpaid  thereon,  in reduction  thereof;  (3) the interest  portion of Realized Losses and Net Interest
Shortfalls on the Group 3 Loans, if any, shall be allocated  between the Class Y-3 and Class Z-3  Regular Interests pro rata  according  to the amount of interest  accrued  but unpaid  thereon,  in  reduction  thereof;  and (4) the interest  portion of Realized  Losses and Net Interest  Shortfalls on the Group 4 Loans, if any, shall be allocated between the Class Y-4  and Class Z-4  Regular  Interests pro rata  according to the amount of interest  accrued but unpaid  thereon,  in  reduction  thereof.  Any  interest  portion of such  Realized  Losses in excess of the amount allocated  pursuant  to the  preceding  sentence  shall be treated as a principal  portion of  Realized  Losses not attributable to any specific Mortgage Loan in such Group and allocated  pursuant to the succeeding  sentences.  The principal  portion of Realized  Losses with respect to the Group 1,  Group 2,  Group 3 and Group 4  Mortgage  Loans
shall be allocated to the REMIC I Regular  Interests as follows:  (1) the  principal  portion of Realized Losses on the Group 1  Loans shall be allocated,  first,  to the  Class Y-1  Regular  Interest to the extent of the Class Y-1
Principal  Reduction  Amount in reduction of the  Uncertificated  Principal  Balance of such Regular  Interest and, second,  the  remainder,  if any, of such  principal  portion of such  Realized  Losses  shall be  allocated to the
Class Z-1 Regular Interest in reduction of the Uncertificated  Principal Balance thereof; (2) the principal portion of Realized  Losses on the Group 2  Loans shall be  allocated,  first,  to the  Class Y-2  Regular  Interest to the extent of the Class Y-2  Principal  Reduction Amount in reduction of the  Uncertificated  Principal Balance of such
Regular Interest and,  second,  the remainder,  if any, of such principal  portion of such Realized Losses shall be allocated to the Class Z-2 Regular Interest in reduction of the Uncertificated  Principal Balance thereof;  (3) the principal  portion of Realized  Losses on the Group 3 Loans shall be  allocated,  first,  to the Class Y-3  Regular
Interest to the extent of the Class Y-3  Principal  Reduction Amount in reduction of the  Uncertificated  Principal
Balance of such Regular Interest and,  second,  the remainder,  if any, of such principal  portion of such Realized
Losses shall be allocated to the Class Z-3  Regular Interest in reduction of the  Uncertificated  Principal Balance thereof;  and (4) the principal  portion of Realized Losses on the Group 4 Loans shall be allocated,  first, to the
Class Y-4  Regular  Interest  to the  extent  of the  Class Y-4  Principal  Reduction  Amount in  reduction  of the
Uncertificated  Principal  Balance of such Regular Interest and, second,  the remainder,  if any, of such principal portion of such  Realized  Losses  shall be  allocated  to the  Class Z-4  Regular  Interest  in  reduction  of the
Uncertificated  Principal Balance thereof.  For any Distribution Date,  reductions in the Uncertificated  Principal
Balances of the Class Y  and Class Z  Regular  Interests  pursuant  to this  definition  of Realized  Loss shall be determined,  and shall be deemed to occur,  prior to any reductions of such  Uncertificated  Principal  Balances by distributions on such Distribution Date.

                  REMIC II Available Distribution Amount:  The Available Distribution Amount for Loan Group 5.

                  REMIC II  Distribution  Amount: For any Distribution  Date, the REMIC II  Available  Distribution
Amount shall be deemed distributed to REMIC III,  as the holder of the REMIC II Regular  Interests,  and to Holders of the Class AR-L  Certificates in respect of Component II  thereof,  pursuant to  Section 4.01(IV)(a)(ii),  in the following amounts and priority:

                  (a) first,  to the REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4, pro rata,  in an amount equal to (A) their  Uncertificated  Accrued  Interest for such  Distribution  Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                  (b) second:

                           (i)      to the REMIC II Regular Interests LT2, LT3 and LT4, their respective  Principal
         Distribution Amounts;

                           (ii)     to the REMIC II Regular Interest LT1 its Principal Distribution Amount;

                           (iii)    any remainder to the REMIC II  Regular  Interest LT1, until the  Uncertificated
         Principal Balance thereof has been reduced to zero;

                           (iv)     any  remainder to the REMIC II  Regular  Interests  LT2, LT3 and LT4, pro rata, according to their  respective  Uncertificated  Principal  Balances as reduced by the  distributions  made pursuant to (i) above,  until their  respective  Uncertificated  Principal  Balances  have been reduced to zero; and

                           (v)      any remaining amounts to the Holders of the Class AR-L  Certificates in respect of Component II thereof;

                  (c)      To the extent of the  REMIC II  Available  Distribution  Amounts  for such  Distribution
Date  remaining  after payment of the amounts  pursuant to paragraphs  (a) and (b) of this  definition of "REMIC II
Distribution Amount" as follows:

                           (i)      first,  to the REMIC II  Regular  Interests LT1, LT2, LT3 and LT4, pro rata, to the extent of any Realized Losses  allocated to such Regular  Interests on such  Distribution  Date or any prior  Distribution  Date and not previously  reimbursed  pursuant to this paragraph;  provided,  however, that  any  amounts  distributed  pursuant  to  this  paragraph  (c)(i) of  this  definition  of  "REMIC II
         Distribution  Amount" shall not cause a reduction in the  Uncertificated  Principal  Balance of any of the
         REMIC II Regular Interests LT1, LT2, LT3 and LT4; and

                           (ii)     second, to the Class AR-L  Certificates in respect of Component II thereof, any remaining amount.

                  REMIC II  Principal  Reduction  Amounts:  For any  Distribution  Date,  the  amounts by which the principal balances of the REMIC II Regular Interests LT1, LT2, LT3 and LT4,  respectively,  will be reduced on such
Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the aggregate  principal  balance of the REMIC II  Regular  Interests LT1 after  distributions on the prior Distribution Date.

         Y2 =     the  principal  balance of the REMIC II  Regular  Interest LT2 after  distributions  on the prior
Distribution Date.

         Y3 =     the  principal  balance of the REMIC II  Regular  Interest LT3 after  distributions  on the prior
Distribution Date.

         Y4 =     the  principal  balance of the REMIC II  Regular  Interest LT4 after  distributions  on the prior
Distribution Date (note:  Y3 = Y4).

         ΔY1 =    the combined REMIC II Regular Interests LT1 Principal Reduction Amount.

         ΔY2 =    the REMIC II Regular Interest LT2 Principal Reduction Amount.

         ΔY3 =    the REMIC II Regular Interest LT3 Principal Reduction Amount.

         ΔY4 =    the REMIC II Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  principal  balance of the REMIC II  Regular  Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the aggregate  principal  balance of the REMIC II  Regular  Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         ΔP =     P0 - P1 = the  aggregate of the  REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4  Principal
Reduction Amounts.

               =  the  aggregate  of the  principal  portions  of  Realized  Losses  to be  allocated  to,  and the
principal   distributions  to  be  made  on,  the  Group  I  Certificates  on  such  Distribution  Date  (including distributions of accrued and unpaid interest on the Class SB-I Certificates for prior Distribution Dates).

         R0 =     the Group 5 Net WAC Rate (stated as a monthly  rate) after giving  effect to amounts  distributed and Realized Losses allocated on the prior Distribution Date.

         R1 =     the  Group 5  Net WAC Rate  (stated  as a monthly  rate)  after  giving  effect to  amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

         á =      (Y2 + Y3)/P0.  The  initial  value of á on the  Closing  Date for use on the  first  Distribution
Date shall be 0.0001.

         ã0 =     the lesser of (A) the sum for all  Classes of  Group 5  LIBOR  Certificates  of the  product  for each  Class  of  (i) the  monthly  interest  rate  (as  limited  by the Net  Funds  Cap,  if  applicable)  for such
Class applicable  for  distributions  to be made on such  Distribution  Date  and  (ii) the  aggregate  Certificate
Principal  Balance  for  such  Class after  distributions  and the  allocation  of  Realized  Losses  on the  prior
Distribution Date and (B) R0*P0.

         ã1  =    the lesser of (A) the sum for all Classes of Group 5  Certificates  of the product for each Class of (i) the  monthly  interest rate (as limited by the Net Funds Cap, if applicable) for such  Class applicable  for distributions to be made on the next succeeding  Distribution  Date and (ii) the  aggregate  Certificate  Principal
Balance for such Class after  distributions  and the allocation of Realized Losses to be made on such  Distribution
Date and (B) R1*P1.

         Then, based on the foregoing definitions:

         ΔY1 =    ΔP - ΔY2 - ΔY3 - ΔY4;

         ΔY2 =    (á/2){( ã0R1 - ã1R0)/R0R1};

         ΔY3 =    áΔP - ΔY2; and

         ΔY4 =    ΔY3.

         if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If ΔY2, as so determined, is negative, then

         ΔY2 = 0;

         ΔY3 = á{ã1R0P0 - ã0R1P1}/{ã1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.
         (2)      If ΔY3, as so determined, is negative, then

         ΔY3 = 0;

         ΔY2 = á{ ã0R1P1 - ã1R0P0 }/{2R1R0P1 -  ã1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

The Principal Reduction Amount ΔY1 shall be allocated to the REMIC II Regular Interest LT1.

                  REMIC II  Realized  Losses:  Realized  Losses  on the  Group 5  Mortgage  Loans  for the  related
Collection  Period shall be allocated to the REMIC II Regular  Interests LT1, LT2, LT3 and LT4, in reduction of the principal balances thereof and interest accrued thereon,  as follows:  (i) the interest portion of Realized Losses, if any, shall be allocated pro rata to accrued  interest on the REMIC II  Regular  Interests LT1, LT2, LT3 and LT4,
to the extent of such  accrued  interest,  and  (ii) any  remaining  interest  portions of Realized  Losses and any principal  portions of Realized  Losses shall be treated as  principal  portions of Realized  Losses and  allocated
(i) to the REMIC II Regular Interest LT2,  REMIC II  Regular  Interest LT3 and REMIC II Regular  Interest LT4,  pro
rata  according to their  respective  Principal  Reduction  Amounts,  provided that such  allocation to each of the
REMIC II Regular Interest LT2,  REMIC II  Regular Interest LT3 and REMIC II Regular  Interest LT4  shall not exceed their respective  Principal  Reduction  Amounts,  and (ii) any Realized Losses not allocated to any of the REMIC II
Regular Interest LT2, REMIC II Regular Interest LT3 and REMIC II Regular  Interest LT4  pursuant to the provisos of clause (i)  above shall be allocated to the REMIC II  Regular  Interest LT1,  until the principal  balance  thereof shall  have  been  reduced  to zero.  Any  Realized  Losses  on the  Group 5  Mortgage  Loans  remaining  after the allocations  made in the  preceding  sentences  shall be allocated  among the  Class LT2,  Class LT3  and Class LT4
REMIC II Regular Interests pro-rata according to their respective  principal balances as reduced by the allocations in the preceding sentence until such principal balances shall have been reduced to zero.

                  REMIC II  Regular Interest LT1 Principal  Distribution  Amount:  For any  Distribution  Date, the
excess,  if any, of the REMIC II Regular Interest LT1 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the REMIC II Regular Interest LT1 on such Distribution Date.

                  REMIC II  Regular Interest LT2 Principal  Distribution  Amount:  For any  Distribution  Date, the
excess,  if any, of the REMIC II Regular Interest LT2 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the REMIC II Regular Interest LT2 on such Distribution Date.

                  REMIC II  Regular Interest LT3 Principal  Distribution  Amount:  For any  Distribution  Date, the
excess,  if any, of the REMIC II Regular Interest LT3 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the REMIC II Regular Interest LT3 on such Distribution Date.

                  REMIC II  Regular Interest LT4 Principal  Distribution  Amount:  For any  Distribution  Date, the
excess,  if any, of the REMIC II Regular Interest LT4 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the REMIC II Regular Interest LT4 on such Distribution Date.

                  REMIC  Provisions:  The  provisions  of the  federal  income tax law  relating  to REMICs,  which appear at Sections 860A through 860G of the Code, and related  provisions and regulations  promulgated  thereunder, as the foregoing may be in effect from time to time.

                  REMIC Regular  Interest:  Any of the REMIC I Regular  Interests,  REMIC II Regular  Interests and
REMIC III Regular Interests.

                  Residual Certificates:  As set forth in the Preliminary Statement.

                  Seller:  DLJMC.

                  Senior Certificates:  As set forth in the Preliminary Statement.

                  Senior  Liquidation   Amount:   The  Group 1  Senior  Liquidation   Amount,  the  Group 2  Senior
Liquidation Amount, the Group 3 Senior Liquidation Amount or Group 4 Senior Liquidation Amount, as applicable.

                  Senior  Percentage:  The Group 1 Senior  Percentage,  Group 2 Senior  Percentage,  Group 3 Senior
Percentage or Group 4 Senior Percentage, as applicable.

                  Senior  Prepayment  Percentage:  The  Senior  Prepayment  Percentage  for any  Distribution  Date
occurring during the seven years beginning on the first  Distribution  Date for each  Pass-Through  Loan Group will equal  100%.  The  Senior  Prepayment  Percentage  for any  Distribution  Date  occurring  on or after the  seventh anniversary  of the first  Distribution  Date for each such Loan Group  will be as  follows:  for any  Distribution
Date in the first year thereafter,  the related Senior  Percentage plus 70% of the related  Subordinate  Percentage for  such  Distribution  Date;  for any  Distribution  Date in the  second  year  thereafter,  the  related  Senior
Percentage plus 60% of the related  Subordinate  Percentage for such  Distribution  Date; for any Distribution Date in the third year  thereafter,  the related Senior  Percentage plus 40% of the related  Subordinate  Percentage for such  Distribution  Date; for any Distribution  Date in the fourth year thereafter,  the related Senior  Percentage plus 20% of the related  Subordinate  Percentage for such  Distribution  Date; and for any Distribution  Date after the fourth year thereafter, the related Senior Percentage for such Distribution Date.

                  Notwithstanding  the foregoing,  on any Distribution  Date and with respect to each  Pass-Through
Loan  Group,  if the Senior  Percentage  exceeds the  initial  related  Senior  Percentage,  the Senior  Prepayment
Percentage for each Group for that  Distribution  Date will equal 100%,  (ii) if on or before the Distribution Date in  February 2010,  the Class C-B  Percentage is greater than or equal to twice the Class C-B  Percentage as of the
Closing  Date,  in which case the Senior  Prepayment  Percentage  for each  Group  will  equal the  related  Senior
Percentage,  plus  50% of the  related  Subordinate  Percentage  for  that  Distribution  Date,  and if  after  the
Distribution  Date in  February 2010,  the  Class C-B  Percentage  is greater than or equal to twice the  Class C-B
Percentage  as of the  Closing  Date,  then  the  Senior  Prepayment  Percentage  for  each  such  Group  for  such
Distribution Date will equal the related Senior Percentage).

                  Notwithstanding the foregoing,  the Senior Prepayment  Percentage for any Pass-Through Loan Group
shall equal 100% for any  Distribution  Date as to which  (i) the  outstanding  principal  balance of the  Mortgage
Loans in the related Loan Group,  delinquent 60 days or more  (including  all REO  Properties and Mortgage Loans in foreclosure)  (averaged over the preceding six month period), as a percentage of the related aggregate  Subordinate
Component Balance  as of such Distribution Date is equal to or greater than 50% or (ii) cumulative  Realized Losses for the Mortgage  Loans in the related Loan Group exceed  (a) with  respect to any  Distribution  Date prior to the third anniversary of the first Distribution  Date, 20% of the related aggregate  Subordinate  Component Balance  as of the Closing Date (the "Original  Subordinate  Principal Balance"),  (b) with respect to any Distribution Date on or after the third  anniversary  but prior to the eighth  anniversary  of the first  Distribution  Date, 30% of the related Original  Subordinate  Principal Balance,  (c) with respect to any Distribution Date on or after the eighth anniversary  but prior to the ninth  anniversary  of the  first  Distribution  Date,  35% of the  related  Original
Subordinate  Principal  Balance,  (d) with respect to any Distribution  Date on or after the ninth  anniversary but prior to the tenth anniversary of the first  Distribution Date, 40% of the related Original  Subordinate  Principal
Balance,  (e) with  respect to any  Distribution  Date on or after the tenth  anniversary but prior to the eleventh anniversary  of the first  Distribution  Date,  45% of the  related  Original  Subordinate  Principal  Balance  and
(f) with respect to any Distribution Date on or after the eleventh  anniversary of the first Distribution Date, 50%
of the Original Subordinate Principal Balance.

                  If the Senior  Prepayment  Percentage for one Loan Group equals 100% due to the  limitations  set forth above, then the Senior Prepayment Percentage for the other Loan Groups will equal 100%.

                  If on any  Distribution  Date the allocation to a Class of Senior  Certificates  then entitled to distributions  of  Principal  Prepayments  and other  amounts in the  percentage  required  above would  reduce the outstanding  Class  Principal  Balance  of that  Class below  zero,  the  distribution  to  that  Class  of  Senior
Certificates of the Senior  Prepayment  Percentage of those amounts for such  Distribution Date shall be limited to the percentage necessary to reduce the related Class Principal Balance to zero.

                  Senior  Principal   Distribution  Amount:  The  Group 1  Senior  Principal  Distribution  Amount,
Group 2 Senior  Principal  Distribution  Amount,  Group 3 Senior  Principal  Distribution  Amount or Group 4 Senior
Principal Distribution Amount, as applicable.

                  Series  Supplement:  This Series Supplement,  dated as of February 1,  2007, as amended from time to time.

                  Servicers:  SPS,  Wells Fargo,  WMMSC and the Special  Servicer,  to the extent it has taken over the  servicing of one or more  Mortgage  Loans  pursuant to  Section 3.17(a),  and, in each case,  any successor in interest thereto or any successor servicer appointed as provided herein.

                  Special Servicer: SPS, and its successors and permitted assigns.

                  Standard  Terms:  That certain  Standard  Terms of Pooling and Servicing  Agreement,  dated as of
February 1, 2007, attached hereto as Exhibit A.

                  Startup Day:  The Closing Date.

                  Stepdown  Date: The date  occurring on the later of (x) the  Distribution  Date in March 2010 and
(y) the first  Distribution Date on which the Group 5 Senior  Enhancement  Percentage  (calculated for this purpose after giving  effect to payments or other  recoveries in respect of the Mortgage  Loans in Loan Group 5  during the related  Collection  Period but before giving effect to payments on the Group 5  Certificates on such  Distribution
Date) is greater than or equal to 16.60%.

                  Subordinate Certificates:  As set forth in the Preliminary Statement.

                  Subordinate   Component Balance:   For  any   Pass-Through   Loan  Group,   as  of  any  date  of
determination,  the  Aggregate  Loan Group Balance of such Loan Group as of such date of  determination,  minus the sum of the then outstanding aggregate Class Principal Balance of the related Classes of Class A Certificates.

                  Subordinate  Liquidation  Amount:  For any Distribution Date and any Pass-Through Loan Group, the
excess,  if any, of the  aggregate  Liquidation  Principal  of all  Mortgage  Loans in that Loan Group which became
Liquidated  Mortgage  Loans during the calendar  month  preceding  the  Distribution  Date over the Group 1  Senior
Liquidation  Amount,  Group 2  Senior  Liquidation  Amount,  Group 3  Senior  Liquidation  Amount or Group 4 Senior
Liquidation Amount, as applicable, for such Distribution Date.

                  Subordinate  Percentage:  With respect to any Distribution  Date and any Pass-Through Loan Group,
the excess of 100% over the related Senior Percentage for that Distribution Date.

                  Subordinate  Prepayment  Percentage:  With respect to any Distribution  Date and any Pass-Through
Loan Group, 100% minus the related Senior  Prepayment  Percentage for such Distribution  Date;  provided,  however, that if the  aggregate  Class  Principal  Balance  of the Senior  Certificates  related to such Loan Group has been reduced to zero, then the Subordinate Prepayment Percentage for such Loan Group will equal 100%.

                  Subordinate  Principal  Distribution  Amount:  With respect to any Distribution  Date, the sum of the following  amounts for each  Pass-Through  Loan Group:  (i) the related  Subordinate  Percentage of the related
Principal Payment Amount,  (ii) the related Subordinate  Prepayment  Percentage of the related Principal Prepayment
Amount, and (iii) the related Subordinate  Liquidation  Amount; less the amount of certain  cross-collateralization payments as made pursuant to Section 4.06.

                  Subordination  Level:  With  respect  to  any  Distribution  Date  and  any  Class  of  Class C-B
Certificates,  the  percentage  obtained  by  dividing  the sum of the Class  Principal  Balances of all Classes of
Class C-B  Certificates  which are  subordinate in right of payment to such Class by the sum of the Class Principal
Balances of the  Group 1  Certificates,  Group 2  Certificates,  Group 3  Certificates  and  Group 4 and  Class C-B
Certificates, in each case immediately prior to such Distribution Date.

                  Subsequent Cut-off Date:  Not Applicable.

                  Subsequent Mortgage Loan:  Not Applicable.

                  Subsequent Transfer Agreement:  Not Applicable.

                  Subsequent Transfer Date:  Not Applicable.

                  Substitution Adjustment Amount:  As defined in Section 2.03.

                  SunTrust:  SunTrust Mortgage, Inc. and its successors and assigns.

                  SunTrust  Serviced  Mortgage  Loans:  The Mortgage Loans  identified as such on the Mortgage Loan
Schedule, for which SunTrust is the applicable Designated Servicer.

                  SunTrust  Reconstituted  Servicing  Agreement:  That certain  Reconstituted  Servicing Agreement, dated as of  February 1,  2007,  among  DLJMC,  SunTrust,  the Master  Servicer  and the Trust  Administrator,  and
acknowledged by the Trustee.

                  SunTrust Underlying  Servicing Agreement:  The "Servicing  Agreement" referred to in the SunTrust
Reconstituted Servicing Agreement.

                  Supplemental Interest Account:  Not Applicable.

                  Supplemental Interest Trust:  Not Applicable.

                  Supplemental Interest Trust Payment:  Not Applicable.

                  Supplemental Interest Trust Trustee:  Not Applicable.

                  Swap Agreement:  Not Applicable.
                  Swap Certificates:  Not Applicable.

                  Swap Counterparty:  Not Applicable.

                  Swap Counterparty Payment:  Not Applicable.

                  Swap Payment Date:  Not Applicable.

                  Targeted  Overcollateralization  Amount:  For any  Distribution  Date prior to the Stepdown Date,
0.95% of the  Aggregate  Loan  Group  Balance  for  Loan  Group 5  as of the  Cut-off  Date;  with  respect  to any
Distribution  Date on or after the Stepdown  Date and with respect to which a Trigger  Event is not in effect,  the greater of  (a) 1.90%  of the  Aggregate  Loan Group  Balance  for Loan  Group 5  for such  Distribution  Date,  or
(b) 0.50%  of the  Aggregate  Loan Group  Balance for Loan  Group 5 as of the  Cut-off  Date;  with  respect to any
Distribution  Date on or after  the  Stepdown  Date with  respect  to which a Trigger  Event  has  occurred  and is continuing,  the  Targeted  Overcollateralization  Amount for the  Distribution  Date  immediately  preceding  such
Distribution Date.

                  Trigger Event:  A Trigger Event will occur for any  Distribution  Date if either (i) the  Rolling
Three Month  Delinquency Rate as of the last day of the related  Collection  Period equals or exceeds 40.00% of the
Group 5 Senior  Enhancement  Percentage for such  Distribution  Date or (ii) the  cumulative  Realized  Losses as a percentage of the Aggregate Loan Group Balance for Loan Group 5 on the Closing Date for such  Distribution  Date is greater than the percentage set forth in the following table:

              --------------------------------------------- -----------------------------------------------
              Range of Distribution Dates                             Cumulative Loss Percentage
              --------------------------------------------- -----------------------------------------------
              --------------------------------------------- -----------------------------------------------
              March 2009 - February 2010                                        0.30%*
              --------------------------------------------- -----------------------------------------------
              --------------------------------------------- -----------------------------------------------
              March 2010 - February 2011                                        0.75%*
              --------------------------------------------- -----------------------------------------------
              --------------------------------------------- -----------------------------------------------
              March 2011 - February 2012                                        1.30%*
              --------------------------------------------- -----------------------------------------------
              --------------------------------------------- -----------------------------------------------
              March 2012 - February 2013                                        1.85%*
              --------------------------------------------- -----------------------------------------------
              --------------------------------------------- -----------------------------------------------
              March 2013 - February 2014                                        2.15%*
              --------------------------------------------- -----------------------------------------------
              --------------------------------------------- -----------------------------------------------
              March 2014 and thereafter                                         2.20%*
              --------------------------------------------- -----------------------------------------------

              *   The  cumulative   loss   percentages  set  forth  above  are  applicable  to  the  first
                  Distribution  Date in the  corresponding  range of  Distribution  Dates.  The cumulative
                  loss   percentage  for  each   succeeding   Distribution   Date  in  a  range  increases
                  incrementally by 1/12 of the positive  difference  between the percentage  applicable to the first  Distribution  Date in that range and the  percentage  applicable to the first
                  Distribution Date in the succeeding range.

                  Trust:  The trust created pursuant to Section 2.01 this Agreement.

                  Trust  Administrator:  Wells  Fargo  Bank,  N.A.,  a  national  banking  association,  not in its individual  capacity,  but solely in its capacity as trust administrator for the benefit of the  Certificateholders under this Agreement, and any successor thereto, as provided herein.

                  Trust Administrator Fee Rate:  As to each Mortgage Loan, a per annum rate equal to 0.00%.

                  Trustee:  U.S. Bank National Association,  a national banking association,  not in its individual capacity,  but solely in its capacity as trustee for the benefit of the  Certificateholders  under this  Agreement, and any successor thereto, as provided herein.

                  Uncertificated  Accrued  Interest:  With respect to any  Uncertificated  Regular Interest for any
Distribution  Date, one month's  interest at the related  Uncertificated  Pass-Through  Rate for such  Distribution
Date,  accrued  on  the  Uncertificated  Principal  Balance  or  Uncertificated  Notional  Amount,  as  applicable, immediately  prior to such  Distribution  Date.  Uncertificated  Accrued  Interest for the  Uncertificated  Regular
Interests  shall  accrue on the basis of a 360-day  year  consisting  of twelve  30-day  months.  For  purposes  of calculating the amount of  Uncertificated  Accrued Interest for the REMIC I Regular  Interests for any Distribution
Date, any Prepayment  Interest  Shortfalls (to the extent not covered by Compensating  Interest  Payments) relating to the  Mortgage  Loans in any  Pass-Through  Loan Group for any  Distribution  Date shall be  allocated  among the
REMIC I  Regular  Interests,  pro rata,  based on,  and to the  extent  of,  Uncertificated  Accrued  Interest,  as calculated  without  application  of this  sentence.  For  purposes  of  calculating  the amount of  Uncertificated
Accrued Interest for the REMIC II Regular Interests for any Distribution Date, any Prepayment  Interest  Shortfalls
(to the extent not covered by  Compensating  Interest  Payments)  relating to  Mortgage  Loans in the Floater  Loan
Group for any Distribution  Date shall be allocated among the REMIC II Regular  Interests,  pro rata, based on, and to  the  extent  of,  Uncertificated  Accrued  Interest,  as  calculated  without  application  of  this  sentence.
Uncertificated  Accrued  Interest on the REMIC III  Regular Interest 5-X-PO shall be zero.  Uncertificated  Accrued
Interest on the REMIC III  Regular  Interest  5-X-IO for each  Distribution  Date shall equal  Accrued  Certificate
Interest for the Economic Residual Floater Certificates.

                  Uncertificated   Pass-Through  Rate:  For  any  REMIC I  Regular  Interest  or  REMIC II  Regular
Interest,  the per annum rate set forth or calculated in the manner  described in the  Preliminary  Statement under
"REMIC I" or "REMIC II," respectively.

                  Uncertificated  Principal  Balance:  The  principal  amount of any  REMIC I or  REMIC II  Regular
Interest  outstanding  as of any date of  determination.  As of the  Closing  Date,  the  Uncertificated  Principal
Balance of each  REMIC I  and  REMIC II  Regular  Interest  shall  equal the  amount  set forth in the  Preliminary
Statement hereto as its Initial Uncertificated Principal Balance under "REMIC I" and "REMIC II,"  respectively.  On each  Distribution  Date,  the  Uncertificated  Principal  Balance of each  REMIC I  Regular  Interest and REMIC II
Regular  Interest  shall be reduced,  in the case of REMIC I  Regular  Interests,  by the sum of (i) the  principal portion of Realized  Losses  allocated  to the REMIC I  Regular  Interests in  accordance  with the  definition  of
REMIC I Realized Losses and (ii) the amounts deemed  distributed on each  Distribution Date in respect of principal on the  REMIC I  Regular  Interests  pursuant  to  Section 4.01(IV)(a)(i),  and in the  case  of  REMIC II  Regular
Interests,  by the sum of (i) the  principal portion of Realized Losses allocated to the REMIC II Regular Interests in accordance  with the definition of REMIC II  Realized  Losses and (ii) the  amounts  deemed  distributed on each
Distribution Date in respect of principal on the REMIC II Regular Interests pursuant to Section 4.01(IV)(a)(ii).

                  Uncertificated  Regular  Interest:  Any of the REMIC I  Regular  Interests  and REMIC II  Regular
Interests.

                  Undercollateralized Group:  As defined in Section 4.06(b).

                  Voting  Rights:  The portion of the voting  rights of all the  Certificates  that is allocated to any  Certificate  for purposes of the voting  provisions  of this  Agreement.  At all times during the term of this
Agreement,  99% of all Voting  Rights shall be allocated  among the Class A  Certificates  (other than the Residual
Certificates),  Class M  Certificates and Class C-B  Certificates.  The portion of such 99% Voting Rights allocated to each of the Class A  Certificates  (other than the Residual  Certificates),  Class M  Certificates and Class C-B
Certificates  shall be based on the  fraction,  expressed  as a  percentage,  the  numerator  of which is the Class
Principal  Balance  of each such  Class  then  outstanding  and the  denominator  of which is the  aggregate  Class
Principal  Balance of all such  Classes  then  outstanding.  At all times  during the term of this  Agreement,  the
Class 5-X  Certificates  shall be allocated 1% of the Voting  Rights.  Voting  Rights shall be allocated  among the
Certificates  within each Class in proportion to their  respective  outstanding  Class Principal  Balances or Class
Notional Amounts, as applicable.  The Residual Certificates shall have no Voting Rights.

                  Wachovia:  Wachovia Mortgage Corporation and its successors and assigns.

                  Wachovia  Serviced  Mortgage  Loans:  The Mortgage Loans  identified as such on the Mortgage Loan
Schedule, for which Wachovia is the applicable Designated Servicer.

                  Wachovia  Reconstituted  Servicing  Agreement:  That certain  Reconstituted  Servicing Agreement, dated as of  February 1,  2007,  among  DLJMC,  Wachovia,  the Master  Servicer  and the Trust  Administrator,  and
acknowledged by the Trustee.

                  Wachovia Underlying  Servicing Agreement:  The "Servicing  Agreement" referred to in the Wachovia
Reconstituted Servicing Agreement.

                  WaMu Bank:  Washington Mutual Bank and its successors and assigns.

                  WaMu Bank Serviced  Mortgage  Loans:  The Mortgage Loans  identified as such on the Mortgage Loan
Schedule, for which WaMu Bank is the applicable Designated Servicer.

                  WaMu Bank Reconstituted  Servicing  Agreement:  That certain  Reconstituted  Servicing Agreement, dated as of  February 1,  2007,  among  DLJMC,  WaMu Bank,  the Master  Servicer and the Trust  Administrator,  and
acknowledged by the Trustee.

                  WaMu Bank  Underlying  Servicing  Agreement:  The "Servicing  Agreement"  referred to in the WaMu
Bank Reconstituted Servicing Agreement.

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                          REPRESENTATIONS AND WARRANTIES

                  SECTION 2.01.     Conveyance of Trust Fund.

                  (a)      The Depositor  does hereby  establish  the  Adjustable  Rate Mortgage  Trust 2007-1 (the
"Trust") and sells, transfers,  assigns,  delivers, sets over and otherwise conveys to the Trustee in trust for the benefit of the  Certificateholders,  without recourse,  the Depositor's right, title and interest in and to (a) the
Mortgage  Loans listed in the Mortgage Loan Schedule,  including all interest and principal  received or receivable by the  Depositor  on or with respect to the  Mortgage  Loans after the Cut-off  Date and any  Assigned  Prepayment
Premiums  with  respect  thereto,  but not  including  payments of  principal  and  interest due and payable on the
Mortgage  Loans on or before the Cut-off Date,  together with the Mortgage  Files  relating to the Mortgage  Loans,
(b) REO Property,  (c) the Collection Account,  the Certificate  Account, the Group 5 Interest Rate Cap Account and
all amounts deposited therein pursuant to the applicable  provisions of this Agreement,  (d) any insurance policies with respect to the Mortgage Loans,  (e) the  Depositor's rights under the Assignment and Assumption  Agreement and
(f) all  proceeds of the conversion,  voluntary or  involuntary,  of any of the foregoing into cash or other liquid property.

                  (b)      As set forth in the Standard Terms.

                  (c)      As set forth in the Standard Terms.

                  (d)      As set forth in the Standard Terms.

                  (e)      The Depositor hereby  authorizes and directs the Trust  Administrator to (i) execute the
Group 5  Interest  Rate Cap  Agreement  and  (ii) to  ratify,  on behalf of the Trust,  the terms  agreed to by the
Depositor  with respect to the Group 5  Interest Rate Cap  Agreement.  The Depositor  shall pay or cause to be paid on behalf of the Trust the  payments  owed to the Group 5  Interest  Rate Cap  Counterparty  as of the Closing Date
pursuant to the terms of the Group 5 Interest Rate Cap Agreement.

                  (f)      Not applicable.

                  (g)      Not applicable.

                  (h)      As set forth in the Standard Terms.

                  (i)      As set forth in the Standard Terms.

                  SECTION 2.02.     Acceptance by the Trustee.

                  (a)      As set forth in the Standard Terms.

                  (b)      Not Applicable.

                  (c)      As set forth in the Standard Terms.

                  (d)      As set forth in the Standard Terms.

                  SECTION 2.03.     Representations and Warranties of the Seller, Master Servicer and Servicers.

                  As set forth in Section 2.03 of the Standard Terms.

                  SECTION 2.04.     Representations and Warranties of the Depositor as to the Mortgage Loans.

                  As set forth in Section 2.04 of the Standard Terms.

                  SECTION 2.05.     Delivery of Opinion of Counsel in Connection with Substitutions.

                  As set forth in Section 2.05 of the Standard Terms.

                  SECTION 2.06.     Issuance of Certificates.

                  As set forth in Section 2.06 of the Standard Terms.

                  SECTION 2.07.     REMIC Provisions.

                  (a)      The Depositor  hereby elects and authorizes the Trust  Administrator  to treat the Trust
Fund as the number of separate  REMICs  specified in the  Preliminary  Statement  (each,  a "REMIC") under the Code and, if necessary,  under applicable  state law and apply such  Preliminary  Statement in determining the rights of the  Interests  in REMICs  thereby  created.  Each  such  election  will be made on Form 1066 or other  appropriate federal tax or information  return  (including Form 8811) or any appropriate  state return (x) for the taxable year ending on the last day of the  calendar  year in which the  Certificates  are issued and (y) for  the taxable  year ending on the last day of the calendar  year in which  Certificates  are first sold to a third  party.  The Closing
Date  is  hereby  designated  as the  "startup  day"  of  each  REMIC  created  hereunder  within  the  meaning  of
Section 860G(a)(9)  of the Code. The "regular  interests"  (within the meaning of Section 860G of the Code) in each
REMIC shall consist of the regular  interests with the terms set forth for each REMIC in the Preliminary  Statement and the Class AR and Class AR-L  Certificates shall represent the beneficial  ownership of the "residual  interest"
in each REMIC created  hereunder.  Neither the Depositor nor the Trust  Administrator  nor the Trustee shall permit the creation of any  "interests"  (within the meaning of  Section 860G  of the Code) in any REMIC other than as set forth in the Preliminary Statement.

                  (b)      The Trust  Administrator  shall act as the "tax matters  person"  (within the meaning of the REMIC Provisions) for each REMIC created hereunder,  in the manner provided under Treasury  regulations section
1.860F 4(d) and  temporary Treasury  regulations  section  301.6231(a)(7)1T.  In the event that for any reason, the
Trust  Administrator  is not recognized as the tax matters person then the Trust  Administrator  shall act as agent for the Class AR and the  Class AR-L  Certificateholder  as tax matters  person.  By its  acceptance  of a Residual
Certificate,  each  Holder  thereof  shall  have  agreed  to such  appointment  and  shall  have  consented  to the appointment of the Trust  Administrator as its agent to act on behalf of each REMIC created  hereunder  pursuant to the specific duties outlined herein.

                  (c)      A Holder of the Residual  Certificates,  by the purchase of such Certificates,  shall be deemed to have agreed to timely pay, upon demand by the Trust  Administrator,  the amount of any minimum California state franchise  taxes due with respect to each REMIC created  hereunder  under Sections  23151(a) and  23153(a) of the  California  Revenue and  Taxation  Code.  Notwithstanding  the  foregoing,  the Trust  Administrator  shall be authorized to retain the amount of such tax from amounts  otherwise  distributable to such Holder in the event such
Holder  does not  promptly  pay such amount  upon  demand by the Trust  Administrator.  In the event that any other federal,  state or local tax is imposed,  including without limitation taxes imposed on a "prohibited  transaction"
of a REMIC as defined in Section 860F of the Code,  such tax shall be charged against amounts  otherwise  available for distribution to the applicable Holder of a Residual  Certificate and then against amounts  otherwise  available for  distribution  to the  Holders  of  Regular  Certificates  in  accordance  with  the  provisions  set  forth in
Section 4.01.  The Trust  Administrator or the Trustee shall promptly deposit in the Certificate Account any amount of "prohibited  transaction" tax that results from a breach of the Trust  Administrator's  or the Trustee's duties, respectively,  under this  Agreement.  The Master  Servicer or the related  Servicer shall promptly  deposit in the
Certificate  Account  any  amount  of  "prohibited  transaction"  tax  that  results  from a breach  of the  Master
Servicer's or such Servicer's duties, respectively, under this Agreement.

                  (d)      The Trust  Administrator  shall act as attorney in fact and as the tax matters person of each REMIC created hereunder and in such capacity the Trust  Administrator  shall:  (i) prepare,  sign and file, or cause to be prepared,  signed and filed,  federal and state tax returns  using a calendar  year as the taxable year for each REMIC created  hereunder when and as required by the REMIC Provisions and other applicable  federal income tax laws as the direct  representative  of each such REMIC in compliance  with the Code and shall provide copies of such returns as required by the Code;  (ii) make  an election,  on behalf of each REMIC  created  hereunder,  to be treated as a REMIC on the federal  tax return of such REMIC for its first  taxable  year,  in  accordance  with the
REMIC Provisions;  and (iii) prepare and forward, or cause to be prepared and forwarded,  to the Certificateholders and to any  governmental  taxing  authority all information  reports as and when required to be provided to them in accordance  with the REMIC  Provisions.  The  expenses of preparing  and filing such returns  shall be borne by the
Trust  Administrator.  The Depositor,  the Master  Servicer and the related  Servicer shall provide on a prompt and timely  basis to the Trust  Administrator  or its designee  such  information  with  respect to each REMIC  created hereunder as is in their  possession and reasonably  required or requested by the Trust  Administrator to enable it to perform its obligations under this subsection.

                  In its  capacity  as  attorney in fact and as the tax  matters  person,  the Trust  Administrator shall  also:  (A) act on behalf of each REMIC  created  hereunder  in  relation  to any tax  matter or  controversy involving the Trust Fund, (B) represent the Trust Fund in any  administrative  or judicial  proceeding  relating to an examination or audit by any  governmental  taxing authority with respect thereto and (C) cause to be paid solely from the sources  provided  herein the amount of any taxes imposed on each REMIC created  hereunder when and as the same  shall be due and  payable  (but such  obligation  shall not  prevent  the  Trust  Administrator  or any other appropriate  Person  from  contesting  any such tax in  appropriate  proceedings  and shall not  prevent  the Trust
Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

                  (e)      The Trust  Administrator  shall provide (i) to any transferor of a Residual  Certificate such  information  as is  necessary  for  the  application  of any  tax  relating  to the  transfer  of a  Residual
Certificate  to any Person who is not a permitted  transferee  (upon receipt of reasonable  compensation),  (ii) to the  Certificateholders  such information or reports as are required by the Code or the REMIC Provisions  including reports  relating to interest,  original  issue  discount and market  discount or premium and (iii) to the Internal
Revenue Service the name,  title,  address and telephone number of the person who will serve as the  representative of each REMIC created hereunder.

                  (f)      The Trustee,  to the extent directed by the Trust  Administrator,  the Depositor and the
Holder of the Residual  Certificates  shall take any action or cause the Trust Fund to take any action necessary to create or maintain  the status of each REMIC  created  hereunder  as a REMIC under the REMIC  Provisions  and shall assist each other as necessary to create or maintain such status.  Neither the Trustee,  to the extent  directed or
(in the case of a  failure  to act) not  directed  by the  Trust  Administrator,  nor the  Holder  of the  Residual
Certificates  shall take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause the

Trust Fund to take) any action that, under the REMIC  Provisions,  if taken or not taken, as the case may be, could
(i) endanger  the status of each REMIC created  hereunder as a REMIC or (ii) result in the imposition of a tax upon a REMIC (including,  but not limited to, the tax on prohibited  transactions as defined in Code  Section 860F(a)(2)
and the tax on prohibited  contributions set forth in Section 860G(d) of  the Code) (either such event, an "Adverse
REMIC Event") unless the Trustee and the Trust  Administrator  have received an Opinion of Counsel  (at the expense of the party  seeking to take such  action) to the effect  that the  contemplated  action  will not  endanger  such status or result in the imposition of such a tax.

                  The Trustee  and the Trust  Administrator  shall not take or fail to take any action  (whether or not authorized  hereunder) as to which the Master  Servicer,  a Servicer or the Depositor has advised it in writing that it has  received an Opinion of Counsel to the effect that an Adverse  REMIC Event could occur with  respect to such  action.  In  addition,  prior to taking any action with  respect to a REMIC or their  assets,  or causing any
REMIC created  hereunder to take any action,  which is not expressly  permitted  under the terms of this Agreement, the Trustee and the Trust  Administrator will consult with the Master Servicer,  the Servicers and the Depositor or
their designees,  in writing,  with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder and the Trustee and the Trust  Administrator  shall not take any such action or cause that REMIC to take any such action as to which the Master  Servicer,  any  Servicer or the  Depositor  has
advised it in writing that an Adverse REMIC Event could occur.

                  In  addition,  prior to taking any action  with  respect to any REMIC  created  hereunder  or the assets therein,  or causing any REMIC created hereunder to take any action,  which is not expressly permitted under the terms of this Agreement,  the Holder of the Residual  Certificates will consult with the Trust Administrator or its  designee,  in writing,  with respect to whether  such action could cause an Adverse  REMIC Event to occur with respect to any REMIC  created  hereunder,  and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trust  Administrator  has advised it in writing  that an Adverse  REMIC Event could occur.  The Trustee and the Trust  Administrator  may consult  with counsel to make such  written  advice,  and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

                  At all times as may be required by the Code, the Trust  Administrator  will, to the extent within its control and the scope of its duties more  specifically  set forth  herein,  maintain  substantially  all of the assets of each REMIC created hereunder as "qualified  mortgages" as defined in  Section 860G(a)(3)  of the Code and
"permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (g)      In the event that any tax is imposed on "prohibited  transactions"  of any REMIC created hereunder,  as defined in  Section 860F(a)(2) of the Code, on "net income from foreclosure property" of such REMIC, as defined  in  Section 860G(c) of  the Code,  on any  contributions  to a REMIC  after the  Startup  Day  therefor pursuant to  Section 860G(d) of  the Code, or any other tax is imposed by the Code or any applicable  provisions of state or local tax laws,  such tax shall be charged (i) to the related  Servicer,  if such Servicer has in its sole discretion  determined  to indemnify the Trust Fund against such tax or if such tax arises out of or results from a breach of such Servicer's duties under  (x) Section 2.07(j)  of this Agreement to not enter into any arrangement by which a REMIC  would  receive a fee or other  compensation  for  services  or to permit  such REMIC to receive  any income  from  assets  other  than  "qualified  mortgages"  or  "permitted  investments,"  (y) Section 3.01  of this
Agreement to not make or permit any  modification,  waiver or amendment of any Mortgage  Loan which would cause any
REMIC  created  hereunder  to  fail  to  qualify  as a  REMIC  or  result  in  the  imposition  of  any  tax  under
Section 860F(a) or  Section 860G(d) of  the  Code  or  (z)  Section 3.11(c) of  this  Agreement  to not  cause  any

REO Property to fail to qualify as "foreclosure  property" within the meaning of  Section 860G(a)(8) of the Code or to subject any REMIC  created  hereunder  to the  imposition  of any  federal,  state or local  income taxes on the income earned from such  Mortgaged  Property  under  Section 860G(c) of  the Code of otherwise,  (ii) to the Master
Servicer,  if such tax arises out of or results  from a breach by the  Master  Servicer  of any of its  obligations under this Agreement or if the Master  Servicer has in its sole  discretion  determined to indemnify the Trust Fund against  such tax,  (iii) to  the Trust  Administrator,  if such tax arises out of or results  from a breach by the
Trust  Administrator of any of its obligations  under this Article II, (iv) to the Trustee,  if such tax arises out of or  results  from a breach by the  Trustee of any of its  obligations  under  this  Article II or  (v) otherwise against amounts on deposit in the Collection  Account as provided by Section 3.08 and on the  Distribution  Date(s)
following  such  reimbursement  the  aggregate  of such taxes  shall be  allocated  in  reduction  of the  Interest
Distribution  Amount on each Class  entitled  thereto in the same manner as if such taxes  constituted a Prepayment
Interest Shortfall.

                  In accordance with  Section 2.07(c),  the related Servicer,  the Master Servicer,  the Trustee or the Trust  Administrator,  as applicable,  shall promptly deposit in the Certificate Account or Collection Account, as applicable, any amount of such tax.

                  For  purposes of this  Section 2.07(g),  a tax is imposed  following  the final and  unappealable determination  under the Code of the amount of such tax and written  notice  thereof by the Tax  Matters  Person to the party to be charged.

                  The  failure  of  the  Master  Servicer  or the  related  Servicer  to  promptly  deposit  in the
Certificate Account or Collection  Account, as applicable,  any amount of such tax shall be an Event of Default, as provided in Section 8.01(b).

                  (h)      The Trust  Administrator  shall,  for federal  income tax purposes,  maintain  books and records with respect to each REMIC  created  hereunder on a calendar  year and on an accrual  basis or as otherwise may be required by the REMIC Provisions.

                  (i)      Following  the Startup Day, none of any  Servicer,  the Trustee  (which will act only at the direction of the Trust  Administrator  or as otherwise  specifically  provided in this  Agreement) or the Trust
Administrator  shall  accept  any  contributions  of assets to any  REMIC  created  hereunder  unless  (subject  to
Section 2.05) such Servicer,  the Trustee or the Trust  Administrator shall have received an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the inclusion of such assets in a
REMIC will not cause that REMIC to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding, or subject that REMIC to any tax under the REMIC  Provisions or other applicable  provisions of federal,  state and local law or ordinances.

                  (j)      None of any  Servicer,  the Trustee  (which will act only at the  direction of the Trust
Administrator or as otherwise  specifically  provided in this Agreement) or the Trust  Administrator shall (subject to  Section 2.05)  enter  into any  arrangement  by which a REMIC  will  receive  a fee or other  compensation  for services nor permit such REMIC to receive any income from assets  other than  "qualified  mortgages"  as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (k)      Within 30 days  after the  Closing  Date,  the Trust  Administrator  shall  apply to the
Internal  Revenue  Service for an employer  identification  number for each REMIC  created  hereunder by means of a
Form  SS-4 or other  acceptable  means  and  prepare  and  file  with  the  Internal  Revenue  Service  Form  8811,
"Information  Return for Real Estate  Mortgage  Investment  Conduits  (REMIC) and  Issuers of  Collateralized  Debt
Obligations" for each REMIC created hereunder.

                  (l)      None of the Trustee  (which will act only at the  direction  of the Trust  Administrator or as otherwise  specifically  provided in this  Agreement),  the Trust  Administrator,  the Master Servicer or any
Servicer  shall sell,  dispose of or substitute  for any of the Mortgage  Loans (except in connection  with (i) the default,  imminent  default or  foreclosure of a Mortgage  Loan,  including but not limited to, the  acquisition or sale of a Mortgaged  Property  acquired by deed in lieu of  foreclosure,  (ii) the  bankruptcy of any REMIC created hereunder,  (iii) the  termination of any REMIC created hereunder pursuant to Article X of this Agreement or (iv) a purchase of Mortgage  Loans  pursuant to Article II or III of this  Agreement)  nor acquire any assets for a REMIC, nor sell or dispose of any  investments in the Collection  Account or the  Certificate  Account for gain nor accept any  contributions  to a REMIC after the Closing  Date  (a) unless  it has received an Opinion of Counsel that such sale,  disposition,  substitution  or  acquisition  will not  affect  adversely  the  status of any  REMIC  created hereunder as a REMIC or (b) unless the Master  Servicer or such Servicer has  determined in its sole  discretion to indemnify the Trust Fund against such tax.

                  (m)      In order to enable the Trust  Administrator  to perform its duties as set forth  herein, the  Depositor  shall  provide,  or cause to be  provided  to the Trust  Administrator,  within  ten days after the
Closing Date, all  information or data that the Trust  Administrator  determines to be relevant for tax purposes to the  valuations  and  offering  prices of the  Certificates,  including,  without  limitation,  the  price,  yield, prepayment  assumption  and  projected  cash  flows  of the  Certificates  and the  Mortgage  Loans  and the  Trust
Administrator  shall be  entitled  to rely upon any and all such  information  and data in the  performance  of its duties set forth herein.  Thereafter,  the Master Servicer,  or with respect to the WMMSC Serviced  Mortgage Loans,
WMMSC, shall provide,  promptly upon request therefor,  any such additional information or data (or with respect to
WMMSC,  any such additional loan level  information and data regarding the WMMSC Serviced  Mortgage Loans) that the
Trustee or the Trust  Administrator  may from time to time  reasonably  request in order to enable the  Trustee and the Trust  Administrator  to perform  their duties as set forth herein and the Trustee and the Trust  Administrator shall be entitled to rely upon any and all such  information  and data in the  performance  of its duties set forth herein.  DLJMC shall  indemnify  the Trust  Administrator  and hold it harmless  for any loss,  liability,  damage, claim or expense of the Trust  Administrator  arising from any failure of the Depositor to provide,  or to cause to be provided,  accurate  information or data to the Trust Administrator on a timely basis. The Master Servicer shall indemnify the Trustee and the Trust Administrator and hold it harmless for any loss,  liability,  damage,  claim or expense of the Trustee and the Trust  Administrator  arising from any failure of the Master Servicer to provide, or to cause to be  provided,  accurate  information  or data  required to be  provided  by the Master  Servicer to the
Trustee and the Trust Administrator on a timely basis;  provided,  however, that if any Servicer (other than WMMSC)
shall fail to provide such  information  to the Master  Servicer upon timely  request for such  information  by the
Master Servicer,  that Servicer shall indemnify the Master Servicer,  the Trustee and the Trust  Administrator  and
hold it harmless for any loss,  liability,  damage,  claim or expense of the Master  Servicer,  the Trustee and the
Trust  Administrator  arising  from any  failure of that  Servicer  to  provide,  or to cause to be  provided,  the information  referred to above on a timely basis.  WMMSC shall  indemnify  the Trustee and the Trust  Administrator and hold each of them  harmless  for any  loss,  liability,  damage,  claim or  expense,  other  than any  special, indirect,  punitive or  consequential  loss,  liability,  damage,  claim or  expense,  of the Trustee and the Trust
Administrator  arising  from  any  failure  of WMMSC  to  provide,  or to  cause  to be  provided,  the loan  level
information  or  data  regarding  the  WMMSC  Mortgage  Loans   reasonably   requested  by  the  Trustee  or  Trust
Administrator,  and  required to be provided by WMMSC  pursuant to this Section  2.07(m),  on a timely  basis.  The indemnification  provisions  hereunder  shall  survive the  termination  of this  Agreement and shall extend to any co-trustee and co-trust administrator appointed pursuant to this Agreement.

                  (n)      The Trust  Administrator  shall  account  for the rights of the  Holders of the  Group 5
Senior  Certificates and Class M  Certificates to receive payments in respect of Basis Risk Shortfalls as rights in an interest rate cap contract  written by the Class 5-X  Certificateholders  in favor of the Holders of the Group 5
Senior  Certificates and Class M  Certificates and not as an obligation of REMIC III,  whose obligation to pay such
Certificates  will be subject to a cap equal to the  applicable  Net Funds Cap and shall account for such rights as property  held  separate  and  apart  from the  regular  interests  as  required  by  Treasury  regulation  section

1.860G-2(i).  Any amounts paid in respect of Basis Risk  Shortfalls by REMIC III shall be treated as a distribution to the  Class 5-X  Certificates.  In addition,  the  Class 5-X  Certificateholders  shall be deemed to have entered into a  contractual  arrangement  with the  Class AR  and  Class AR-L  Certificateholders  whereby the Class AR and
Class AR-L  Certificateholders  agree to pay to the Class 5-X  Certificateholders on each Distribution Date amounts that would, in the absence of such contractual  agreement,  be distributable  with respect to the residual interest in REMIC III  pursuant to  Section 4.01(II)(d)(xiii)  (which  amounts are  expected to be zero).  Thus each Group 5
Senior  Certificate  and Class M  Certificate  shall be treated as  representing  ownership  of not only  REMIC III regular  interests,  but  also  ownership  of  an  interest  in an  interest  rate  cap  contract.  Each  Class 5-X
Certificate  shall  represent an obligation  under an interest rate cap contract.  For purposes of determining  the issue price of REMIC III  regular  interests,  the Trust  Administrator  shall  assume that the  interest  rate cap contract has a value of $5,000.

                  For any  Distribution  Date on which  there is a payment  under  the  Group 5  Interest  Rate Cap
Agreement based on a notional  balance in excess of the Class Principal  Balance of the Group 5  Certificates,  the
amount  representing  such excess payment shall not be an asset of the Trust and,  instead,  shall be paid into and distributed  out of a separate  trust  created by this  Agreement for the benefit of the Group 5  Certificates  and shall be distributed to the Group 5 Certificates  pursuant to  Section 4.01(II).  The Trust Administrator shall not be responsible for any tax reporting with respect to such separate trust.

                  SECTION 2.08.     Covenants of the Master Servicer and each Servicer.

                  As set forth in Section 2.08 of the Standard Terms.

                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                                 OF MORTGAGE LOANS

                  As set forth in ARTICLE III of the Standard Terms.

                                                    ARTICLE IV

                                   PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01.     Priorities of Distribution.

                  (I)      (A)      On each  Distribution  Date,  with  respect to the Group 1,  Group 2,  Group 3,
Group 4 and Class C-B  Certificates,  the Trust Administrator shall determine the amounts to be distributed to each
Class of Certificates as follows:

                           (a)      with  respect to the  Group 1  Certificates,  from the  Available  Distribution
         Amount relating to Loan Group 1:

                                    (i)     first, concurrently,  to the Group 1 Certificates,  an amount allocable to interest equal to the related Interest  Distribution  Amount for such  Distribution  Date, any shortfall  being  allocated  pro rata  between such  Classes  based on the Interest  Distribution
                  Amount that would have been distributed in the absence of such shortfall; and

                                    (ii)    second,  on each  Distribution  Date,  from the Available  Distribution
                  Amount  for  Loan  Group 1  remaining  after  giving  effect  to the  distributions  pursuant  to
                  Section 4.01(I)(A)(a)(i) above,  the Group 1 Senior Principal  Distribution Amount, as principal, sequentially, as follows:

                                            (A)      first,   to   the   Class AR   Certificates   and   Class AR-L
                           Certificates,  pro rata based on their respective Class Principal  Balances  immediately prior to such  Distribution  Date, until their respective Class Principal  Balances have been reduced to zero; and

                                            (B)      second, the Group 1 Senior Principal  Distribution  Amount for
                           that  Distribution  Date  remaining  after making the  payments  specified in clause (A)
                           above,  to the  Class 1-A-1  and  Class 1-A-2  Certificates,  pro  rata  based  on their respective Class Principal  Balances  immediately prior to such Distribution Date, until their respective Class Principal Balances have been reduced to zero;

                           (b)      with respect to the Group 2 Certificates,  and from the Available  Distribution
         Amount relating to Loan Group 2:

                                    (i)     first,  to the Group 2  Certificates,  an amount  allocable to interest equal to the related Interest Distribution Amount for such Distribution Date; and

                                    (ii)    second,  on each  Distribution  Date,  from the Available  Distribution
                  Amount  for  Loan  Group 2  remaining  after  giving  effect  to the  distributions  pursuant  to
                  Section 4.01(I)(A)(b)(i) above,  the Group 2 Senior Principal  Distribution Amount, as principal, to the Class 2-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

                           (c)      with respect to the Group 3 Certificates,  and from the Available  Distribution
         Amount relating to Loan Group 3:

                                    (i)     first, concurrently,  to the Group 3 Certificates,  an amount allocable to interest equal to the related Interest  Distribution  Amount for such  Distribution  Date, any shortfall  being  allocated  pro rata  between such  Classes  based on the Interest  Distribution
                  Amount that would have been distributed in the absence of such shortfall; and

                                    (ii)    second,  on each  Distribution  Date,  from the Available  Distribution
                  Amount  for  Loan  Group 3  remaining  after  giving  effect  to the  distributions  pursuant  to
                  Section 4.01(I)(A)(c)(i) above,  to the  Class 3-A-1  Certificates,  Class 3-A-2-1  Certificates,
                  Class 3-A-2-2  Certificates  and  Class 3-A-3  Certificates,  as  principal,  the Group 3  Senior
                  Principal  Distribution  Amount,  pro rata based on their  respective  Class  Principal  Balances immediately  prior to such  Distribution  Date, until their  respective Class Principal  Balances have been reduced to zero; provided,  however,  that the aggregate amount that would otherwise be allocable to the Class 3-A-2-1  Certificates and  Class 3-A-2-2  Certificates on any Distribution
                  Date will instead be allocated in the following order of priority:

                                            (A)      first,  the lesser of (1)  $600,000  and (2) 99.80% of the pro rata  portion of the Group 3  Senior  Principal  Distribution  Amount  allocable  to the
                           Class 3-A-2-1  Certificates and Class 3-A-2-2  Certificates for such Distribution  Date, to the Class 3-A-2-1  Certificates,  until its Class Principal  Balance has been reduced to zero; and

                                            (B)      second,   the   portion  of  the  Group 3   Senior   Principal
                           Distribution  Amount  allocable  to the  Class 3-A-2-1  Certificates  and  Class 3-A-2-2
                           Certificates  for  such   Distribution   Date  remaining  after  giving  effect  to  the
                           distribution  pursuant  to  Section 4.01(I)(A)(c)(ii)(A)  above,  to  the  Class 3-A-2-2
                           Certificates, until its Class Principal Balance has been reduced to zero.

                           (d)      with respect to the Group 4 Certificates,  and from the Available  Distribution
         Amount relating to Loan Group 4:

                                    (i)     first, concurrently,  to the Group 4 Certificates,  an amount allocable to interest equal to the related Interest  Distribution  Amount for such  Distribution  Date, any shortfall  being  allocated  pro rata  between such  Classes  based on the Interest  Distribution
                  Amount that would have been distributed in the absence of such shortfall; and

                                    (ii)    second,  on each  Distribution  Date,  from the Available  Distribution
                  Amount  for  Loan  Group 4  remaining  after  giving  effect  to the  distributions  pursuant  to
                  Section 4.01(I)(A)(d)(i) above,  to the Class 4-A-1 and Class 4-A-2  Certificates,  as principal, the Group 4  Senior  Principal  Distribution  Amount,  pro rata based on their  respective  Class
                  Principal  Balances  immediately  prior to such  Distribution  Date, until their respective Class
                  Principal Balances have been reduced to zero.

                           (e)      with respect to the Class C-B and Class AR-L  Certificates,  from the Available
         Distribution  Amount  relating to Loan  Group 1,  Loan  Group 2,  Loan Group 3 and Loan Group 4  remaining after  the  distributions  pursuant  to  Sections 4.01(I)(A)(a) through  (d) above,  subject  to  Sections
         4.01(I)(C)  below,  and further  subject to any  payments  to the  Group 1,  Group 2,  Group 3 and Group 4
         Certificates as described in Section 4.06, to the following Classes in the following order of priority:

                                    (i)     to the  Class C-B-1  Certificates,  an  amount  allocable  to  interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                                    (ii)    to the  Class C-B-1  Certificates,  an amount  allocable  to  principal equal to its Pro Rata Share for such  Distribution  Date,  until the Class  Principal  Balance of
                  Class C-B-1 Certificates has been reduced to zero;

                                    (iii)   to the  Class C-B-2  Certificates,  an  amount  allocable  to  interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                                    (iv)    to the  Class C-B-2  Certificates,  an amount  allocable  to  principal equal to its Pro Rata Share for such  Distribution  Date,  until the Class  Principal  Balance of
                  Class C-B-2 Certificates has been reduced to zero;

                                    (v)     to the  Class C-B-3  Certificates,  an  amount  allocable  to  interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                                    (vi)    to the  Class C-B-3  Certificates,  an amount  allocable  to  principal equal to its Pro Rata Share for such  Distribution  Date,  until the Class  Principal  Balance of
                  Class C-B-3 Certificates has been reduced to zero;

                                    (vii)   to the  Class C-B-4  Certificates,  an  amount  allocable  to  interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                                    (viii)  to the  Class C-B-4  Certificates,  an amount  allocable  to  principal equal to its Pro Rata Share for such  Distribution  Date,  until the Class  Principal  Balance of
                  Class C-B-4 Certificates has been reduced to zero;

                                    (ix)    to the  Class C-B-5  Certificates,  an  amount  allocable  to  interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                                    (x)     to the  Class C-B-5  Certificates,  an amount  allocable  to  principal equal to its Pro Rata Share for such  Distribution  Date,  until the Class  Principal  Balance of
                  Class C-B-5 Certificates has been reduced to zero;

                                    (xi)    to the  Class C-B-6  Certificates,  an  amount  allocable  to  interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                                    (xii)   to the  Class C-B-6  Certificates,  an amount  allocable  to  principal equal to its Pro Rata Share for such  Distribution  Date,  until the Class  Principal  Balance of
                  Class C-B-6 Certificates has been reduced to zero;

                                    (xiii)  to   the   Class C-B-1,    Class C-B-2,    Class C-B-3,    Class C-B-4,
                  Class C-B-5 and Class C-B-6  Certificates,  in that order, up to an amount of Net Realized Losses
                  for  such  Class,  if  any;   provided,   however,   that  any  distribution   pursuant  to  this
                  Section 4.01(I)(A)(e)(xiii)  shall  not  result  in a further  reduction  of the Class  Principal
                  Balance of any of the Class C-B Certificates; and

                                    (xiv)   to the Class AR-L  Certificates,  any remaining Available  Distribution
                  Amount for Loan  Group 1,  Loan  Group 2,  Loan  Group 3  and Loan  Group 4,  (to the extent such
                  amount  is  held  by  REMIC I),  or  to  the  Class AR  Certificates,   any  remaining  Available
                  Distribution  Amount for Loan  Group 1,  Loan  Group 2,  Loan  Group 3  and Loan  Group 4 (to the
                  extent such amount is held by REMIC III).

                  (B)      On each  Distribution  Date,  the amount  referred to in clause (i) of the definition of
Interest Distribution Amount for such Distribution Date for each Class of Group 1,  Group 2,  Group 3,  Group 4 and
Class C-B  Certificates  shall be reduced by the Trust  Administrator  by the related Class's pro rata share (based on the  amount  of the  Interest  Distribution  Amount  for  each  such  Class before  reduction  pursuant  to this
Section 4.01(I)(B))  of (i) Net  Prepayment  Interest  Shortfalls  for Mortgage Loans in the related Loan Group for such  Distribution  Date and  (ii) (A) after  the Special Hazard  Coverage  Termination  Date, with respect to each
Group 1,  Group 2,  Group 3 and Group 4  Mortgage Loan, as applicable,  that was the subject of Special Hazard Loss during the prior  calendar  month,  the excess of one month's  interest at the  related  Net  Mortgage  Rate on the
Stated  Principal  Balance of such  Mortgage  Loan as of the Due Date in such month over the amount of  Liquidation
Proceeds  applied as interest on such Mortgage Loan with respect to such month,  (B) after the Bankruptcy  Coverage
Termination  Date, with respect to each Group 1,  Group 2,  Group 3 or Group 4  Mortgage Loan, as applicable,  that became  subject to a Bankruptcy  Loss during the prior  calendar  month,  the interest  portion of the related Debt
Service  Reduction or Deficient  Valuation,  (C) each  Relief Act  Reduction for any Group 1,  Group 2,  Group 3 or
Group 4  Mortgage  Loan,  as  applicable,  incurred  during the prior  calendar  month and (D) after the Fraud Loss
Coverage  Termination  Date,  with  respect  to each  Group 1,  Group 2,  Group 3  or  Group 4  Mortgage  Loan,  as
applicable,  that became a Fraud Loan  during the prior  calendar  month the excess of one month's  interest at the related Net Mortgage  Rate on the Stated  Principal  Balance of such Mortgage Loan as of the Due Date in such month over the amount of  Liquidation  Proceeds  applied as interest on such  Mortgage  Loan with  respect to such month.
For  purposes  of  calculating  the  reduction  of the  Interest  Distribution  Amount for each Class of  Class C-B
Certificates  with respect to Loan Group 1,  Loan  Group 2,  Loan Group 3 or Loan Group 4 such  reduction  shall be based on the amount of  interest  accruing  at the Net WAC Rate for such Loan Group on such  Class's  proportionate share,  based on the Class Principal  Balance of the related  Subordinate  Component Balance  for that Distribution
Date.

                  (C)      With respect to each Class of Class C-B  Certificates,  if on any Distribution  Date the
related  Subordination  Level of such Class is less than such percentage as of the Closing Date, no distribution of
Principal  Prepayments  will be made to any Class or Classes of Class C-B  Certificates  junior to such  Class (the
"Restricted  Classes")  and the  amount  otherwise  distributable  to the  Restricted  Classes  in  respect of such
Principal  Prepayments  will be allocated among the remaining  Classes of Class C-B  Certificates,  pro rata, based upon their respective Class Principal Balances.

                  (D)      The Trust  Administrator  shall  distribute  the  Mortgage  Loan  Purchase  Price of any
Optional  Termination  of Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4 in excess of the Par Value to the holder of the Class AR-L Certificate.

                  (II)     With respect to the Group 5 Certificates:

                           (a)      On each  Distribution  Date,  the  Trust  Administrator  shall  distribute  the
         Interest Remittance Amount for such date in the following order of priority:

                                    (i)     to the  Group 5  Senior  Certificates,  pro rata based on amounts  due,
                  Current Interest and any Carryforward Interest for such Class and such Distribution Date;

                                    (ii)    to   the   Class 5-M-1   Certificates,   Current   Interest   and   any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (iii)   to   the   Class 5-M-2   Certificates,   Current   Interest   and   any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (iv)    to   the   Class 5-M-3   Certificates,   Current   Interest   and   any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (v)     to   the   Class 5-M-4   Certificates,   Current   Interest   and   any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (vi)    to   the   Class 5-M-5   Certificates,   Current   Interest   and   any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (vii)   to   the   Class 5-M-6   Certificates,   Current   Interest   and   any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (viii)  to   the   Class 5-M-7   Certificates,   Current   Interest   and   any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (ix)    to   the   Class 5-M-8   Certificates,   Current   Interest   and   any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (x)     to   the   Class 5-M-9   Certificates,   Current   Interest   and   any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (xi)    to  the   Class 5-M-10   Certificates,   Current   Interest   and   any
                  Carryforward Interest for such Class and such Distribution Date; and

                                    (xii)   for   application  as  part  of  Monthly   Excess   Cashflow  for  such
                  Distribution Date as provided in  Section 4.01(II)(d),  any Interest  Remittance Amount remaining after application pursuant to Section 4.01(II)(a)(i) through (xi) above.

                           (b)      On each  Distribution  Date  (A) prior to the Stepdown Date or (B) with respect to which a Trigger Event is in effect,  the Trust  Administrator  shall  distribute the Principal  Payment
         Amount for Loan Group 5 for such date in the following order of priority:

                                    (i)     to  the  Group 5   Senior   Certificates,   pro  rata  based  on  their
                  respective Class Principal  Balances  immediately  prior to such  Distribution  Date, until their respective  Class  Principal  Balances  have been reduced to zero;  provided,  however,  that the aggregate  amount  that would  otherwise  be  allocable  to the  Class 5-A-2-1  Certificates  and
                  Class 5-A-2-2 Certificates on any Distribution Date will instead be distributed sequentially,  to the  Class 5-A-2-1  Certificates  and  Class 5-A-2-2  Certificates,  in that order,  in each case until its Class Principal Balance has been reduced to zero;

                                    (ii)    to the  Class 5-M-1  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (iii)   to the  Class 5-M-2  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (iv)    to the  Class 5-M-3  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (v)     to the  Class 5-M-4  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (vi)    to the  Class 5-M-5  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (vii)   to the  Class 5-M-6  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (viii)  to the  Class 5-M-7  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (ix)    to the  Class 5-M-8  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (x)     to the  Class 5-M-9  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (xi)    to the  Class 5-M-10  Certificates,  until its Class Principal  Balance has been reduced to zero; and

                                    (xii)   for   application  as  part  of  Monthly   Excess   Cashflow  for  such
                  Distribution  Date, as provided in  Section 4.01(II)(d),  any Principal  Payment Amount remaining after application pursuant to Section 4.01(II)(b)(i) through (xi) above.

                           (c)      On each  Distribution  Date  (A) on or after  the  Stepdown  Date and  (B) with respect  to which a  Trigger  Event  is not in  effect,  the  Trust  Administrator  shall  distribute  the
         Principal Payment Amount for Loan Group 5 for such date in the following order of priority:

                                    (i)     to  the  Group 5   Senior   Certificates,   pro  rata  based  on  their
                  respective  Class Principal  Balances  immediately  prior to such  Distribution  Date, the sum of
                  (1) the  Group 5  Senior  Principal  Payment  Amount  and  (2) the  component  of  the  Principal
                  Remittance Amount  representing  payments,  if any, under the Group 5 Interest Rate Cap Agreement to cover Realized Losses on the Group 5  Mortgage Loans,  until their  respective Class Principal
                  Balances  have been reduced to zero;  provided,  however,  that the  aggregate  amount that would otherwise be allocable to the Class 5-A-2-1  Certificates and  Class 5-A-2-2  Certificates on any
                  Distribution Date will instead be distributed  sequentially,  to the  Class 5-A-2-1  Certificates and  Class 5-A-2-2  Certificates,  in that order, in each case until its Class Principal  Balance has been reduced to zero;

                                    (ii)    to the  Class 5-M-1  Certificates,  the Class 5-M-1  Principal  Payment
                  Amount for such Distribution Date, until its Class Principal Balance has been reduced to zero;

                                    (iii)   to the  Class 5-M-2  Certificates,  the Class 5-M-2  Principal  Payment
                  Amount  for such  Distribution  Date,  until the Class  Principal  Balance of such Class has been reduced to zero;

                                    (iv)    to the  Class 5-M-3  Certificates,  the Class 5-M-3  Principal  Payment
                  Amount  for such  Distribution  Date,  until the Class  Principal  Balance of such Class has been reduced to zero;

                                    (v)     to the  Class 5-M-4  Certificates,  the Class 5-M-4  Principal  Payment
                  Amount  for such  Distribution  Date,  until the Class  Principal  Balance of such Class has been reduced to zero;

                                    (vi)    to the  Class 5-M-5  Certificates,  the Class 5-M-5  Principal  Payment
                  Amount  for such  Distribution  Date,  until the Class  Principal  Balance of such Class has been reduced to zero;

                                    (vii)   to the  Class 5-M-6  Certificates,  the Class 5-M-6  Principal  Payment
                  Amount  for such  Distribution  Date,  until the Class  Principal  Balance of such Class has been reduced to zero;

                                    (viii)  to the  Class 5-M-7  Certificates,  the Class 5-M-7  Principal  Payment
                  Amount  for such  Distribution  Date,  until the Class  Principal  Balance of such Class has been reduced to zero;

                                    (ix)    to the  Class 5-M-8  Certificates,  the Class 5-M-8  Principal  Payment
                  Amount  for such  Distribution  Date,  until the Class  Principal  Balance of such Class has been reduced to zero;

                                    (x)     to the  Class 5-M-9  Certificates,  the Class 5-M-9  Principal  Payment
                  Amount  for such  Distribution  Date,  until the Class  Principal  Balance of such Class has been reduced to zero;

                                    (xi)    to the Class 5-M-10  Certificates,  the Class 5-M-10  Principal Payment
                  Amount  for such  Distribution  Date,  until the Class  Principal  Balance of such Class has been reduced to zero; and

                                    (xii)   for   application  as  part  of  Monthly   Excess   Cashflow  for  such
                  Distribution  Date, as provided in  Section 4.01(II)(d),  any Principal  Payment Amount remaining after application pursuant to Section 4.01(II)(c)(i) through (xi) above.

                           (d)      On each  Distribution  Date,  the  Trust  Administrator  shall  distribute  the
         Monthly Excess Cashflow for such date in the following order of priority:

                                    (i) (A) until the aggregate Class Principal  Balance of the LIBOR  Certificates
                      equals the  Aggregate  Loan Group Balance for Loan Group 5 for such  Distribution  Date minus the Targeted  Overcollateralization  Amount for such Distribution  Date, on each Distribution
                      Date  (x) prior  to the  Stepdown  Date or  (y) with  respect to which a Trigger  Event is in effect, to the extent of Monthly Excess Interest for such  Distribution  Date, to the Group 5
                      Certificates, in the following order of priority:

                                            (1)      to the Group 5  Senior  Certificates,  pro rata based on their respective Class Principal  Balances  immediately prior to such  Distribution  Date, until  their  respective  Class  Principal  Balances  have  been  reduced  to  zero;
                               provided,  however,  that the aggregate  amount that would otherwise be allocable to the Class 5-A-2-1  Certificates and  Class 5-A-2-2  Certificates on any Distribution
                               Date will instead be distributed  sequentially,  to the  Class 5-A-2-1  Certificates and  Class 5-A-2-2  Certificates,  in that  order,  in each  case  until  its  Class
                               Principal Balance has been reduced to zero;

                                            (2)      to the  Class 5-M-1  Certificates,  until its Class  Principal
                               Balance has been reduced to zero;

                                            (3)      to the  Class 5-M-2  Certificates,  until its Class  Principal
                               Balance has been reduced to zero;

                                            (4)      to the  Class 5-M-3  Certificates,  until its Class  Principal
                               Balance has been reduced to zero;

                                            (5)      to the  Class 5-M-4  Certificates,  until its Class  Principal
                               Balance has been reduced to zero;

                                            (6)      to the  Class 5-M-5  Certificates,  until its Class  Principal
                               Balance has been reduced to zero;

                                            (7)      to the  Class 5-M-6  Certificates,  until its Class  Principal
                               Balance has been reduced to zero;

                                            (8)      to the  Class 5-M-7  Certificates,  until its Class  Principal
                               Balance has been reduced to zero;

                                            (9)      to the  Class 5-M-8  Certificates,  until its Class  Principal
                               Balance has been reduced to zero;

                                            (10)     to the  Class 5-M-9  Certificates,  until its Class  Principal
                               Balance has been reduced to zero; and

                                            (11)     to the  Class 5-M-10  Certificates,  until its Class Principal
                               Balance has been reduced to zero;

                                            (B)      on each  Distribution  Date (x) on or after the Stepdown  Date and (y) with  respect to which a Trigger  Event is not in effect,  to fund any principal distributions  required  to be  made  on such  Distribution  Date  set  forth  above  in
                           Section 4.01(II)(c) above,  after giving  effect to the  distribution  of the  Principal
                           Payment  Amount for Loan Group 5 for such  Distribution  Date,  in  accordance  with the priorities set forth therein;

                                    (ii)    to the  Class 5-A-1  Certificates,  Class 5-A-2-1  Certificates,  Class
                  5-A-2-2  Certificates,  Class 5-A-3-1 Certificates and Class 5-A-3-2  Certificates,  any Deferred
                  Amount for such Class,  pro rata based on amounts  due;  provided,  however,  that the  aggregate amount that would  otherwise be allocable to the  Class 5-A-3-1  Certificates  and  Class 5-A-3-2
                  Certificates  on  any  Distribution  Date  will  instead  be  distributed  sequentially,  to  the
                  Class 5-A-3-1  Certificates  and  Class 5-A-3-2  Certificates,  in that order, in each case until their respective Deferred Amount has been paid in full;

                                    (iii)   to the Class 5-A-4 Certificates, any Deferred Amount for such Class;

                                    (iv)    to the Class 5-M-1 Certificates, any Deferred Amount for such Class;

                                    (v)     to the Class 5-M-2 Certificates, any Deferred Amount for such Class;

                                    (vi)    to the Class 5-M-3 Certificates, any Deferred Amount for such Class;

                                    (vii)   to the Class 5-M-4 Certificates, any Deferred Amount for such Class;

                                    (viii)  to the Class 5-M-5 Certificates, any Deferred Amount for such Class;

                                    (ix)    to the Class 5-M-6 Certificates, any Deferred Amount for such Class;

                                    (x)     to the Class 5-M-7 Certificates, any Deferred Amount for such Class;

                                    (xi)    to the Class 5-M-8 Certificates, any Deferred Amount for such Class;

                                    (xii)   to the Class 5-M-9 Certificates, any Deferred Amount for such Class;

                                    (xiii)  to the Class 5-M-10 Certificates, any Deferred Amount for such Class;

                                    (xiv)   to the  Group 5  Senior  Certificates,  pro rata based on amounts  due, any Basis Risk Shortfall due and owing for each such Class;

                                    (xv)    to the  Class 5-M-1  Certificates,  any Basis  Risk  Shortfall  due and
                  owing for such Class;

                                    (xvi)   to the  Class 5-M-2  Certificates,  any Basis  Risk  Shortfall  due and
                  owing for such Class;

                                    (xvii)  to the  Class 5-M-3  Certificates,  any Basis  Risk  Shortfall  due and
                  owing for such Class;

                                    (xviii) to the  Class 5-M-4  Certificates,  any Basis  Risk  Shortfall  due and
                  owing for such Class;

                                    (xix)   to the  Class 5-M-5  Certificates,  any Basis  Risk  Shortfall  due and
                  owing for such Class;

                                    (xx)    to the  Class 5-M-6  Certificates,  any Basis  Risk  Shortfall  due and
                  owing for such Class;

                                    (xxi)   to the  Class 5-M-7  Certificates,  any Basis  Risk  Shortfall  due and
                  owing for such Class;

                                    (xxii)  to the  Class 5-M-8  Certificates,  any Basis  Risk  Shortfall  due and
                  owing for such Class;

                                    (xxiii) to the  Class 5-M-9  Certificates,  any Basis  Risk  Shortfall  due and
                  owing for such Class;

                                    (xxiv)  to the  Class 5-M-10  Certificates,  any Basis Risk  Shortfall  due and
                  owing for such Class;

                                    (xxv)   to the Class 5-X  Certificates,  the Class 5-X Distributable Amount for
                  such Distribution Date; and

                                    (xxvi)  to  the  Class AR   Certificates,   any  remaining  amount;   provided,
                  however,  that any amount that would be distributable  pursuant to this priority (xxvi) shall not be paid with respect to the Class AR  Certificates  but shall be paid instead with respect to the
                  Class 5-X  Certificates  pursuant to a contract  that  exists  under this  Agreement  between the
                  Class AR Certificateholders and the Class 5-X Certificateholders.

                           (e)      The Trust  Administrator  shall  distribute the Mortgage Loan Purchase Price of any  Optional  Termination  of Loan  Group 5  in excess of the Par Value to the  holder of the  Class AR-L
         Certificate.

                  (III)    (a)      Prior  to the  distributions  described  in  Sections  4.01(I)  and  (II),  the following distributions shall be deemed to have been made:

                                    (i)     from  REMIC I  to  REMIC III,  as the  holder  of the  REMIC I  Regular
                  Interests,  and to Holders of the  Class AR-L  Certificates  in respect of  Component I  thereof, from the REMIC I Available  Distribution  Amount, the REMIC I Distribution Amount in the amounts, from the sources and with the  character  set forth in the  definition  thereof in respect of the
                  REMIC I Regular  Interests and  Component I of the Class AR-L  Certificates as set forth therein;
                  and

                                    (ii)    from  REMIC II  to  REMIC III,  as the holder of the  REMIC II  Regular
                  Interests,  and to Holders of the Class AR-L  Certificates  in respect of  Component II  thereof, from the  REMIC II  Available  Distribution  Amount,  the  REMIC II  Distribution  Amount  in the
                  amounts,  from the sources and with the character set forth in the definition  thereof in respect of the REMIC II Regular  Interests and  Component II of the Class AR-L  Certificates as set forth therein.

                           (b)      Notwithstanding  the distributions on the REMIC Regular Interests  described in this  Section 4.01(III),  distribution  of  funds  from the  Certificate  Account  shall  be made  only in accordance with Sections 4.01(I) and (II).

                  (IV)     On each  Distribution  Date, the Trust  Administrator  shall distribute to the Holder of the Class P  Certificates,  the aggregate of all Assigned  Prepayment Premiums for Mortgage Loans collected or paid by each applicable Servicer with respect to the related Prepayment Period.

                  SECTION 4.02.     Allocation of Losses.

                  (a)      Realized  Losses on the  Mortgage  Loans in each of Loan  Group 1,  Loan  Group 2,  Loan
Group 3 and Loan Group 4  incurred  during a calendar  month shall be allocated by the Trust  Administrator  to the
Classes of Certificates on the Distribution Date in the next calendar month as follows:

                           (i)      any Realized Loss,  other than an Excess Loss, shall be allocated first, to the
         Class C-B  Certificates,  in decreasing order of their alphanumerical  Class designations  (beginning with the Class C-B-6  Certificates),  until the respective Class Principal  Balance of each such Class has been reduced to zero, and second,  to the Senior  Certificates of the related  Certificate  Group, pro rata, on the basis of their respective Class Principal  Balances,  until the respective Class Principal  Balance of each such Class has been reduced to zero;  provided,  however,  with respect to the Group 1  Certificates,
         Realized  Losses on the Group 1 Loans that would  otherwise be allocated to the  Class 1-A-1  Certificates and  Class 1-A-2  Certificates  in the  aggregate  will instead be  allocated  first,  to the  Class 1-A-2
         Certificates,  until its Class Principal  Balance has been reduced to zero, and second, to the Class 1-A-1
         Certificates,  until its Class  Principal  Balance has been  reduced to zero;  with respect to the Group 3
         Certificates,  Realized  Losses on the Group 3 Loans that would  otherwise be allocated to the Class 3-A-1
         Certificates,  Class 3-A-2-1 Certificates,  Class 3-A-2-2 Certificates and Class 3-A-3 Certificates in the
         aggregate will instead be allocated  first,  to the  Class 3-A-3  Certificates,  until its Class Principal
         Balance  has  been  reduced  to  zero,  and  second,  to  the  Class 3-A-1  Certificates,   Class  3-A-2-1
         Certificates and  Class 3-A-2-2  Certificates,  pro rata, on the basis of their respective Class Principal
         Balances,  until the respective  Class Principal  Balance of each such Class has been reduced to zero; and
         with respect to the Group 4  Certificates,  Realized  Losses on the Group 4 Loans that would  otherwise be allocated to the Class 4-A-1  Certificates  and Class 4-A-2  Certificates in the aggregate will instead be allocated first, to the Class 4-A-2  Certificates,  until its Class Principal  Balance has been reduced to zero and second,  to the Class 4-A-1  Certificates,  until its Class Principal Balance has been reduced to zero; and

                           (ii)     Excess Losses in respect of principal for Mortgage Loans in Loan Group 1,  Loan
         Group 2,  Loan Group 3 and Loan Group 4 will be allocated  among all Group 1,  Group 2,  Group 3,  Group 4 and Class C-B Certificates, pro rata based on their respective Class Principal Balances.

                  (b)      On each  Distribution  Date, if the aggregate  Class  Principal  Balance of all Group 1,
Group 2,  Group 3,  Group 4 and Class C-B  Certificates exceeds the Aggregate Groups 1-4  Collateral Balance (after giving  effect to  distributions  of  principal  and the  allocation  of all  losses to such  Certificates  on such
Distribution  Date),  such excess will be deemed a principal loss and will be allocated by the Trust  Administrator to the most junior Class of Class C-B Certificates then outstanding.

                  (c)      Any Realized  Loss  allocated to a Class of  Certificates  or any reduction in the Class
Principal  Balance  of a Class  of  Certificates  pursuant  to  Section 4.02(b) shall  be  allocated  by the  Trust
Administrator among the Certificates of such Class in proportion to their respective Certificate Balances.

                  (d)      Any  allocation by the Trust  Administrator  of Realized  Losses to a Certificate or any
reduction  in the  Certificate  Balance of a  Certificate  pursuant to  Section 4.02(b) shall  be  accomplished  by
reducing  the  Certificate  Balance  thereof,   immediately   following  the  distributions  made  on  the  related
Distribution Date in accordance with the definition of "Certificate Balance."

                  (e)      On each  Distribution  Date, the Trust  Administrator  shall determine the total Applied
Loss  Amount with  respect to the Group 5  Certificates,  if any,  for such  Distribution  Date.  The Applied  Loss
Amount with respect to the Group 5  Certificates for any  Distribution  Date shall be applied by reducing the Class
Principal  Balance of each Class of LIBOR  Certificates,  beginning  with the Class of Class M  Certificates,  then outstanding with the lowest relative payment  priority,  in each case until the respective Class Principal  Balance thereof  has  been  reduced  to  zero,  or if no  Class M  Certificates  are  then  outstanding,  the  Class  5-A-4
Certificates,  until its Class Principal  Balance has been reduced to zero, or if the Class A-5-4  Certificates are no longer  outstanding,  the  remaining  Group 5  Senior  Certificates,  pro rata based on their  respective  Class
Principal  Balances,  provided,  however,  that the  aggregate  amount that would  otherwise  be  allocable  to the
Class 5-A-3-1  Certificates and Class 5-A-3-2  Certificates on any Distribution Date will instead be applied first, to the  Class 5-A-3-2  Certificates  and  second,  to the  Class 5-A-3-1  Certificates,  in  each  case  until  the respective  Class  Principal  Balance  thereof has been  reduced to zero.  Any Applied  Loss Amount  allocated to a
Class of LIBOR  Certificates  shall be  allocated  among the  Certificates  of such  Class in  proportion  to their respective Percentage Interests.

                  (f)      All Realized Losses on the Group 1,  Group 2,  Group 3 and Group 4  Mortgage Loans shall be allocated on each  Distribution  Date to the REMIC I Regular  Interests as provided in the definition of REMIC I
Realized Losses.

                  (g)      All  Realized  Losses  on  the  Group 5  Mortgage  Loans  shall  be  allocated  on  each
Distribution Date to the REMIC II Regular Interests as provided in the definition of REMIC II Realized Losses.

                  (h)      Realized  Losses on the Group 5  Mortgage  Loans that are not Applied Loss Amounts shall be deemed  allocated  to the  Class 5-X  Certificates.  Realized  Losses  allocated to the  Class 5-X  Certificates shall,  be allocated  between the REMIC III  Regular  Interests  5-X-IO and 5-X-PO as provided in the definition of
Realized Losses.

                  (i)      Realized  Losses shall be allocated  among the REMIC I,  REMIC II and REMIC III  Regular
Interests as specified in the definition of Realized Losses and, as to REMIC I and REMIC II Regular  Interests,  in
the definitions of REMIC I Realized Losses and REMIC II Realized Losses, respectively.

                  SECTION 4.03.     Recoveries.

                  (a)      With  respect  to any Class of  Certificates  to which a Realized  Loss or Applied  Loss
Amount, as applicable,  has been allocated  (including any such Class for which the related Class Principal Balance has been  reduced to zero),  the Class  Principal  Balance of such  Class will  be  increased,  up to the amount of related Recoveries for such Distribution Date as follows:

                           (i)      with respect to Recoveries on Group 1,  Group 2, Group 3 and Group 4,  Mortgage
         Loans,

                                    (A)     first,   the  Class   Principal   Balance   of  each  Class  of  Senior
                  Certificates  related to the Loan Group from which the Recovery was collected,  will be increased pro rata, up to the amount of Net Recovery Realized Losses for each such Class, and

                                    (B)     second,  the  Class  Principal  Balance  of  each  Class  of  Class C-B
                  Certificates  will be increased in order of seniority,  up to the amount of Net Recovery Realized
                  Losses for each such Class; or

                           (ii)     with respect to  Recoveries  on Group 5  Mortgage  Loans,  the Class  Principal
         Balance of the LIBOR  Certificates  will be increased  in order of  seniority,  up to the Deferred  Amount such Class is  entitled to receive  pursuant to  Section 4.01(II)(d) on  such  Distribution  Date prior to giving effect to payments pursuant to Section 4.01(II)(d) on such Distribution Date.

                  (b)      Any increase to the Class Principal  Balance of a Class of  Certificates  shall increase the Certificate Balance of the related Class pro rata in accordance with each Certificate Percentage Interest.

                  SECTION 4.04.     Monthly Statements to Certificateholders.

                  As set forth in Section 4.04 of the Standard Terms.

                  SECTION 4.05.     Servicer to Cooperate.

                  As set forth in Section 4.05 of the Standard Terms.

                  SECTION 4.06.     Cross-Collateralization; Adjustments to Available Funds.

                  (a)      On each  Distribution  Date prior to the Class C-B  Credit Support  Depletion  Date, but after the date on which the  aggregate  Class  Principal  Balance  of the  Group 1,  Group 2,  Group 3  or  Group 4
Certificates  has been  reduced  to zero,  the Trust  Administrator  shall  distribute  the  principal  portion  of
Available  Distribution  Amount on the Mortgage Loans relating to such Senior Certificates that will have been paid in full,  to the  holders of the  Senior  Certificates  of the other  Certificate  Group(s).  Such  amount  will be allocated  between the other Groups,  pro rata,  based on aggregate Class  Principal  Balance of the related Senior
Certificates and paid the Senior  Certificates in each such Group in the same priority as such  Certificates  would receive  other  distributions  of  principal  pursuant to  Section 4.01(I)(A);  provided,  however,  that the Trust
Administrator  shall not make such distribution on such Distribution Date if (a) the Class C-B  Percentage for such
Distribution  Date is  greater  than or equal  to 200% of such  Class C-B  Percentage  as of the  Closing  Date and
(b) the average  outstanding  principal balance of the Mortgage Loans in each Loan Group delinquent 60 days or more over the last six months, as a percentage of the related Subordinate Component Balance, is less than 50%.

                  (b)      If on any  Distribution  Date the  aggregate  Class  Principal  Balance of the  Group 1,
Group 2,  Group 3 or Group 4  Certificates  is greater than the  Aggregate  Loan Group  Balance of the related Loan
Group (each Loan Group  related to such Group of  Certificates,  an  "Undercollateralized  Group"),  then the Trust
Administrator   shall  reduce  the  Available   Distribution  Amount  of  the  other  Loan  Group(s)  that  is  not undercollateralized (each, an "Overcollateralized Group"), as follows:

                           (1)      to  add  to  the  Available  Distribution  Amount  of  the  Undercollateralized
         Group(s) an amount equal to the lesser of (a) one  month's  interest on the Principal  Transfer  Amount of the Undercollateralized  Group(s) at the Net WAC Rate applicable to the  Undercollateralized  Group(s) and
         (b) Available  Distribution  Amount of the  Overcollateralized  Groups  remaining  after  making  interest distributions to the Senior  Certificates of the  Overcollateralized  Group(s) on such  Distribution  Date pursuant to Section 4.01; and

                           (2)      to the Senior Certificates of each Undercollateralized  Group, to the extent of the  principal  portion of Available  Distribution  Amount of the  Overcollateralized  Group(s)  remaining after making interest and principal  distributions  to the Senior  Certificates of the  Overcollateralized
         Group(s) on such  Distribution  Date pursuant to  Section 4.01,  until the Class Principal  Balance of the
         Senior  Certificates of such  Undercollateralized  Group(s) equals the Aggregate Loan Group Balance of the related  Loan  Group(s).  Payments  shall be made to the  Senior  Certificates  in each  Group in the same
         priority  as  such   Certificates   would   receive   other   distributions   of  principal   pursuant  to
         Section 4.01(I)(A).

                  (c)      If more than one  Overcollateralized  Group exists on any Distribution Date,  reductions in the  Available  Distribution  Amount  of such  Groups  to make the  payments  required  to be made  pursuant  to
Section 4.06(b) on  such  Distribution  Date shall be made pro rata, based on the  Overcollateralization  Amount of each  Overcollateralized  Group.  If more  than one  Undercollateralized  Group  exists on any  Distribution  Date, payments made to such Groups from the Available Distribution Amount of the  Overcollateralized  Group shall be made pro rata, based on the amount of payments required to be made to the Undercollateralized Group(s).

                  SECTION 4.07.     Group 5 Interest Rate Cap Account.

                  (a)      On the Closing Date, the Trust  Administrator  shall establish and maintain in its name, in trust for the benefit of the Holders of the  Class 5-X  Certificates,  the Group 5  Interest  Rate Cap  Account.
The Group 5  Interest Rate Cap Account  shall be an Eligible  Account,  and funds on deposit  therein shall be held separate and apart from, and shall not be commingled with, any other moneys,  including without  limitation,  other moneys held by the Trust Administrator pursuant to this Agreement.

                  (b)      On each  Distribution  Date on and after the Distribution  Date in March 2007 and on and prior to the Distribution  Date in  September 2010,  the Trust  Administrator  shall deposit any amounts paid under the Group 5 Interest Rate Cap Agreement into the Group 5 Interest Rate Cap Account.

                  (c)      On each  Distribution  Date on and after the Distribution  Date in March 2007 and on and prior to the Distribution Date in September 2010,  the Trust  Administrator  shall distribute amounts on deposit in the Group 5 Interest Rate Cap Account in the following order of priority:

                           (1)      to the Group 5 Senior Certificates,  pro rata based on the amount of any unpaid
         Current Interest and Carryforward  Interest,  to the extent not paid from the Group 5 Interest  Remittance
         Amount;

                           (2)      sequentially,  to  the  Class 5-M-1,   Class 5-M-2,  Class 5-M-3,  Class 5-M-4,
         Class 5-M-5,  Class 5-M-6,  Class 5-M-7,  Class 5-M-8,  Class 5-M-9 and Class 5-M-10 Certificates, in that order,  any unpaid Current  Interest and  Carryforward  Interest,  to the extent not paid from the Group 5
         Interest Remittance Amount;

                           (3)      to the Principal  Remittance  Amount,  the Net Cumulative  Realized Loss Amount
         for such Distribution Date;

                           (4)      first, to the  Class 5-A-1,  Class 5-A-2-1,  Class 5-A-2-2,  Class 5-A-3-1  and
         Class 5-A-3-2  Certificates,  any  Deferred  Amount  for such  classes,  pro rata,  weighted  based on the amounts due; provided,  however,  that the aggregate Deferred Amounts that would otherwise be allocable to the  Class 5-A-3-1  Certificates  and  Class 5-A-3-2  Certificates  in  the  aggregate,  will  instead  be allocated  first,  to the  Class 5-A-3-1  Certificates  until any Deferred  Amount for such Class has been paid in full, and then, to the Class 5-A-3-2  Certificates;  second, to the Class 5-A-4 Certificates,  any
         Deferred  Amount for such  class;  third,  sequentially,  to the  Class 5-M-1,  Class 5-M-2,  Class 5-M-3,
         Class 5-M-4,   Class 5-M-5,   Class 5-M-6,   Class 5-M-7,   Class 5-M-8,   Class 5-M-9  and   Class 5-M-10
         Certificates,  in that order,  any  Deferred  Amount for such  Classes,  in each case such amounts will be applied  prior to giving  effect to  amounts  available  to be paid in respect of  Deferred  Amounts  from
         Monthly Excess Cashflow;

                           (5)      to the  Group 5  Senior  Certificates,  the  amount of any  unpaid  Basis  Risk
         Shortfalls  for such Class,  pro rata,  weighted  based on the amounts due, in each case such amounts will be applied  prior to giving  effect to amounts  available  to be paid in respect of Basis Risk  Shortfalls from Monthly Excess Cashflow;

                           (6)      sequentially,  to  the  Class 5-M-1,   Class 5-M-2,  Class 5-M-3,  Class 5-M-4,
         Class 5-M-5,  Class 5-M-6,  Class 5-M-7,  Class 5-M-8,  Class 5-M-9 and Class 5-M-10 Certificates, in that order,  the amount of any unpaid Basis Risk  Shortfalls for such class,  in each case such amounts will be applied prior to giving effect to amounts  available to be paid in respect of Basis Risk  Shortfalls  from
         Monthly Excess Cashflow; and

                           (7)      to the Class 5 X Certificates.

                  (d)      Funds in the Group 5  Interest Rate Cap Account may be invested in Eligible  Investments by the  Trust  Administrator  at the  direction  of the  Depositor  maturing  on or prior  to the  next  succeeding
Distribution  Date. The Trust  Administrator  shall account for the Group 5 Interest Rate Cap Account as an outside reserve fund within the meaning of Treasury  regulation  1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement.  The Trust  Administrator  shall treat amounts paid by the Group 5  Interest Rate Cap Account as payments made from outside the REMIC's for all Federal tax purposes.  Any net  investment  earnings on such amounts shall be payable to the  Depositor.  The Depositor  will be the owner of the Group 5  Interest Rate Cap Account for federal tax purposes and the  Depositor  shall direct the Trust  Administrator  in writing as to the  investment of amounts  therein.  In the absence of such written  direction,  all funds in the Group 5  Interest  Rate Cap Account may be invested by the Trust  Administrator  in the Wells Fargo Advantage Prime Investment Money Market Fund or any
successor  fund.  The  Trust  Administrator  shall  have  no  liability  for  losses  on  investments  in  Eligible
Investments  made  pursuant  to  this  Section 4.07(d) (other  than  as  obligor  on any  such  investments).  Upon termination  of the  Trust  Fund,  any  amounts  remaining  in the  Group 5  Interest  Rate  Cap  Account  shall be distributed to the Class 5-X Certificateholders.

                  (e)      On  the  Distribution  Date  immediately  after  the  Distribution  Date  on  which  the aggregate  Class  Principal  Balance of the LIBOR  Certificates  equals zero, any amounts on deposit in the Group 5
Interest  Rate  Cap  Account  not  payable  on the  LIBOR  Certificates  shall  be  distributed  to  the  Class 5-X
Certificateholders.

                  (f)      Amounts  paid  under  the  Group 5   Interest   Rate  Cap  Agreement  not  used  on  any
Distribution  Date as  described  in  Section 4.07(c) shall  remain on deposit  in the  Group 5  Interest  Rate Cap
Account and may be  available on future  Distribution  Dates to make the  payments  described  in  Section 4.07(c).
However,  at no time shall the amount on  deposit in the  Group 5  Interest  Rate Cap  Account  exceed the  related
Deposit Amount.  The "Deposit  Amount" with respect to the Group 5  Interest Rate Cap Account will be calculated on each  Distribution  Date,  after giving effect to  withdrawals  from the Group 5  Interest Rate Cap Account on such
Distribution Date and  distributions  and allocation of losses on the Certificates on such  Distribution  Date, and will equal the excess,  if any, of the Targeted  Overcollateralization  Amount for such  Distribution Date over the
Overcollateralization  Amount for such  Distribution  Date.  On each  Distribution  Date,  the Trust  Administrator shall  distribute  amounts in the Group 5  Interest Rate Cap Account in excess of the related Deposit Amount to the
Class 5-X Certificateholders.

                  (g)      The Trust  Administrator is hereby directed,  on or prior to the Closing Date, on behalf of the Trust and not in its  individual  capacity,  to enter into the Group 5  Interest  Rate Cap Agreement for the benefit of the  Holders of the  Group 5  Certificates,  in the form  presented  to it by the  Depositor.  The Trust
Administrator  shall  not  individually  or  personally  have any  responsibility  for the  contents,  adequacy  or sufficiency of the Group 5 Interest Rate Cap Agreement,  including,  without  limitation,  any  representations and warranties contained therein.

                  SECTION 4.08.     Supplemental Interest Trust(s).

                  Not Applicable.

                  SECTION 4.09.     Rights of Swap Counterparty.

                  Not Applicable.

                  SECTION 4.10.     Replacement Swap Counterparty.

                  Not Applicable.

                                                     ARTICLE V

                                   ADVANCES BY THE MASTER SERVICER AND SERVICERS

                                 As set forth in ARTICLE V of the Standard Terms.

                                                    ARTICLE VI

                                                 THE CERTIFICATES

                                 As set forth in ARTICLE VI of the Standard Terms.

                                                    ARTICLE VII

                                       THE DEPOSITOR, THE SELLER, THE MASTER
                SERVICER, THE SERVICERS, THE SPECIAL SERVICER AND THE MODIFICATION OVERSIGHT AGENT

                                As set forth in ARTICLE VII of the Standard Terms.

                                                   ARTICLE VIII

                                                      DEFAULT

                                As set forth in ARTICLE VIII of the Standard Terms.

                                                    ARTICLE IX

                                              CONCERNING THE TRUSTEE

                                 As set forth in ARTICLE IX of the Standard Terms.

                                                     ARTICLE X

                                        CONCERNING THE TRUST ADMINISTRATOR

                                 As set forth in ARTICLE X of the Standard Terms.

                                                    ARTICLE XI

                                                    TERMINATION

                  SECTION 11.01.    Termination upon Liquidation or Purchase of all Mortgage Loans.

                  The  obligations  and  responsibilities  of  the  Master  Servicer,  the  Special  Servicer,  the
Modification  Oversight Agent, the Servicers,  the Seller, the Depositor,  the Trustee and the Trust  Administrator
created hereby with respect to the related Loan Group(s) created hereby shall terminate upon the earlier of:

                  (a)      (i)      with  respect to any Related  Pass-Through  Loan  Groups,  the  purchase by the
         Terminating  Entity, at its election,  of all Mortgage Loans in such Related  Pass-Through Loan Groups and all  property  acquired  in respect of any  remaining  Mortgage  Loan in such  Related  Pass-Through  Loan
         Groups,  which purchase right the  Terminating  Entity may exercise at its sole and exclusive  election as of any  Distribution  Date (such  applicable  Distribution  Date with respect to such Mortgage Loans being herein  referred  to as the  "Optional  Termination  Date") on or after  the date on which  the  aggregate
         Principal  Balance of the Mortgage  Loans in such  Related  Pass-Through  Loan Groups,  at the time of the purchase is less than or equal to 10% of the Aggregate Related  Pass-Through  Collateral  Balance for such
         Related Pass-Through Loan Groups as of the Cut-off Date; or

                           (ii)     with  respect to the  Floater  Loan  Group,  the  purchase  by the  Terminating
         Entity,  at its election,  of all Mortgage  Loans in such Floater Loan Group and all property  acquired in respect of any remaining  Mortgage Loan in such Floater Loan Group,  which purchase right the  Terminating
         Entity may  exercise at its sole and  exclusive  election  as of any  Distribution  Date (such  applicable
         Distribution  Date  with  respect  to such  Mortgage  Loans  being  herein  referred  to as the  "Optional
         Termination  Date") on or after the date on which the aggregate  Principal  Balance of the Mortgage  Loans in such  Floater  Loan Group,  at the time of the  purchase is less than or equal to 10% of the  Aggregate
         Loan Group Balance for such Floater Loan Group as of the Cut-off Date.

                  (b)      the later of (i) twelve  months after the maturity of the last  Mortgage Loan  remaining in the Trust Fund,  (ii) the  liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (iii) the  distribution to  Certificateholders of all amounts required to be distributed to them pursuant to this Agreement; or

                  (c)      (i) with  respect  to  any  Related  Pass-Through  Loan  Groups,  the  purchase  by  the
         Terminating  Auction  Purchaser of all Mortgage  Loans in such  Related  Pass-Through  Loan Groups and all property  acquired in respect of any  remaining  Mortgage  Loan in such Related  Pass-Through  Loan Groups
         (with respect to such Related Pass-Through Loan Groups, the "Trust Collateral") as described below; or

                           (ii)     with  respect to the  Floater  Loan  Group,  the  purchase  by the  Terminating
         Auction  Purchaser of all Mortgage  Loans in such Floater Loan Group and all property  acquired in respect of any remaining  Mortgage  Loan in such Floater Loan Group (with respect to such Floater Loan Group,  the
         "Trust Collateral") as described below.

                  In no event shall the trust created hereby continue  beyond the earlier of (i) the  expiration of
21 years from the death of the last survivor of the  descendants  of Mr. Joseph P.  Kennedy,  former  Ambassador of the United  States to Great  Britain,  living on the date of execution of this  Agreement or (ii) the  Distribution
Date  following  the third  anniversary  of the  scheduled  maturity  date of the  Mortgage  Loan having the latest scheduled maturity date as of the Cut-off Date.

                  The  "Mortgage  Loan  Purchase  Price" for any such  Optional  Termination  shall be equal to the greater of (a) the sum of (i) 100% of the Stated  Principal  Balance of each Mortgage Loan in the  applicable  Loan
Group(s) (other  than in respect of  REO Property)  plus accrued and unpaid interest thereon from the date to which such  interest was paid or advanced at the  applicable  Mortgage  Rate,  to but not  including  the Due Date in the month of the  final  Distribution  Date (or the Net  Mortgage  Rate  with  respect  to any  related  Mortgage  Loan currently  serviced by the entity exercising such Optional  Termination) and (ii) with respect to any REO Property, the lesser of (x) the  appraised value of any REO Property as determined by the higher of two appraisals  completed by two  independent  appraisers  selected by the  Depositor  at the  expense of the  Depositor  and (y) the  Stated
Principal Balance of each related Mortgage Loan related to any REO Property,  in each case and (iii) any  remaining unreimbursed  Advances,  Servicing  Advances  and unpaid  Servicing  Fees  (other than any  remaining  unreimbursed
Advances and  Servicing  Advances and unpaid  Servicing  Fees,  if any,  due to the  Terminating  Entity) and other amounts  payable to the Servicers,  the Master  Servicer,  the Custodian,  the Trustee and the Trust  Administrator
(the sum of (i),  (ii) and  (iii),  collectively,  the "Par  Value")  and (b) the  Fair Market  Value of all of the
property of the Trust related to the Loan Group(s) subject to such Optional Termination.

                  The "Fair  Market  Value"  shall be the fair  market  value of all of the  property  of the Trust related to the Loan Group(s)  subject to an Optional  Termination,  as agreed upon between the  Terminating  Entity and a majority of the holders of the Class AR-L  Certificates;  provided,  however,  that if the Terminating Entity and a majority  of the  holders  of the Class AR-L  Certificates  do not agree upon the fair  market  value of such property of the Trust,  the Terminating  Entity,  or an agent appointed by the  Terminating  Entity,  shall solicit bids for such property of the Trust until it has received  three bids,  and the Fair Market Value shall be equal to the highest of such three bids. The Trust  Administrator  shall give notice to the Rating  Agencies of any election to purchase Mortgage Loans pursuant to this Section 11.01 and of the applicable Optional Termination Date.

                  (d)      On any Distribution  Date on or after the date on which the aggregate  Principal Balance of the  Mortgage  Loans  in any  Related  Pass-Through  Loan  Groups  is  less  than  5% of the  Aggregate  Related
Pass-Through  Collateral Balance for such Related  Pass-Through Loan Groups as of the Cut-off Date  (a "Terminating
Auction Date"),  the Trust  Administrator  shall solicit bids for the related Trust  Collateral from at least three institutions  that are regular  purchasers  and/or sellers in the secondary  market of  residential  whole mortgage loans  similar to the  Mortgage  Loans.  If the Trust  Administrator  receives  at least three bids for the related
Trust  Collateral,  and one of such bids is equal to or greater than the Par Value, the Trust  Administrator  shall sell the related Trust  Collateral to the highest bidder (a "Terminating  Auction  Purchaser") at the price offered by the Terminating  Auction  Purchaser (a "Mortgage Loan Terminating  Auction Price").  If the Trust  Administrator
receives  less than three bids,  or does not receive  any bid that is equal to or greater  than the Par Value,  the
Trust  Administrator  shall, on each six-month  anniversary of the initial  Terminating  Auction Date, repeat these auction  procedures  until the Trust  Administrator  receives a bid that is equal to or greater than the Par Value, and upon receipt of such bid shall sell the related Trust Collateral to the Terminating  Auction  Purchaser at that
Mortgage Loan Terminating Auction Price;  provided,  however, that the Trust Administrator shall not be required to repeat these auction procedures on any Distribution Date for any six-month  anniversary of the initial  Terminating
Auction  Date  unless  the Trust  Administrator  reasonably  believes  that  there is a  reasonable  likelihood  of receiving a bid in excess of the Par Value.  The Trust  Administrator  shall give notice to the Rating Agencies and each  Servicer  that is servicing any of the related  Mortgage  Loans of the sale of the related  Trust  Collateral
pursuant  to  this   Section 11.01   (a  "Terminating   Auction  Sale")  and  of  the  Terminating   Auction  Date.
Notwithstanding  anything to the contrary  herein,  the Terminating  Auction  Purchaser shall not be the Depositor, the Seller or any of their respective Affiliates.

                  (e)      On any Distribution  Date on or after the date on which the aggregate  Principal Balance of the  Mortgage  Loans in the  Floater  Loan Group is less than 5% of the  Aggregate  Loan Group  Balance for such
Floater Loan Group as of the Cut-off Date (a "Terminating  Auction Date"),  the Trust  Administrator  shall solicit bids for the related Trust Collateral from at least three  institutions that are regular  purchasers and/or sellers in the secondary  market of  residential  whole mortgage loans similar to the Mortgage  Loans;  provided,  however, that the Trust  Administrator  may not solicit any such bids at any time while there are NIM Notes  related to such
Floater  Loan Group  outstanding.  If the Trust  Administrator  receives at least three bids for the related  Trust
Collateral,  and one of such bids is equal to or greater  than the Par Value,  the Trust  Administrator  shall sell the related Trust  Collateral to the highest  bidder (a  "Terminating  Auction  Purchaser") at the price offered by the  Terminating  Auction  Purchaser (a "Mortgage Loan  Terminating  Auction  Price").  If the Trust  Administrator
receives  less than three bids,  or does not receive  any bid that is equal to or greater  than the Par Value,  the
Trust  Administrator  shall, on each six-month  anniversary of the initial  Terminating  Auction Date, repeat these auction  procedures  until the Trust  Administrator  receives a bid that is equal to or greater than the Par Value, and upon receipt of such bid shall sell the related Trust Collateral to the Terminating  Auction  Purchaser at that
Mortgage  Loan Auction  Price;  provided,  however,  that the Trust  Administrator  shall not be required to repeat these  auction  procedures  on any  Distribution  Date for any  six-month  anniversary  of the initial  Terminating
Auction  Date  unless  the Trust  Administrator  reasonably  believes  that  there is a  reasonable  likelihood  of receiving a bid in excess of the Par Value.  The Trust  Administrator  shall give notice to the Rating Agencies and each  Servicer  that is servicing any of the related  Mortgage  Loans of the sale of the related  Trust  Collateral
pursuant  to  this   Section 11.01   (a  "Terminating   Auction  Sale")  and  of  the  Terminating   Auction  Date.
Notwithstanding  anything to the contrary  herein,  the Terminating  Auction  Purchaser shall not be the Depositor, the Seller or any of their respective Affiliates.

                  SECTION 11.02.    Determination of the Terminating Entity.

                  (a)      If any  Servicer  intends to be the  Terminating  Entity,  such party must give  written notice  to the  Trust  Administrator  no later  than  twenty  (20)  days  prior to the  first  day of the  Optional
Termination  Notice  Period.  Such  notice  shall also  indicate  the Loan  Group(s)  of the  Mortgage  Loans to be repurchased.  Upon receiving such notice, the Trust  Administrator  shall immediately  request from DLJMC and DLJMC shall deliver no later than  seventeen (17) days prior to the first day of the Optional  Termination  Notice Period a letter  indicating  whether or not DLJMC retains the servicing  rights to any Mortgage Loan in any of the related
Loan Groups.

                  (b)      With  respect to the  purchase of Mortgage  Loans in any Loan  Group(s) as  described in
      Section 11.01(a), the Trust Administrator shall determine the "Terminating Entity" as follows:

                           (i)      DLJMC,  if it is the owner of the  servicing  rights  with  respect to any such
            Mortgage Loans on the related Optional Termination Date;

                           (ii)     SPS, if (a) DLJMC is not the owner of the servicing  rights with respect to any such Mortgage  Loans on the related  Optional  Termination  Date and (b) SPS is a Servicer with respect to any such Mortgage  Loans on the related  Optional  Termination  Date and SPS has given notice to the
            Trust Administrator pursuant to Section 11.02(a) above; or

                           (iii)    the Majority  Servicer on the related Optional  Termination  Date, if (a) DLJMC is not the owner of the  servicing  rights  with  respect  to any such  Mortgage  Loans on the  related
            Optional  Termination  Date and (b) SPS has not given  notice to the Trust  Administrator  pursuant  to
            Section 11.02(a) above.

                  (c)      No later  than  fifteen  (15) days  prior to the first day of any  Optional  Termination
Notice  Period,  the Trust  Administrator  shall  provide  notice to each Servicer that is a servicer of any of the
Mortgage Loans in the related Loan Group(s) of the identity of the Terminating Entity for such Loan Group(s).

                  SECTION 11.03.    Procedure Upon Optional Termination or Terminating Auction Sale.

                  (a)      In case of any  Optional  Termination,  the  Terminating  Entity  shall,  no later  than ten (10) days prior to the first day of the related  Optional  Termination  Notice  Period,  notify the Trustee and
Trust  Administrator of such Optional  Termination Date and of the applicable  purchase price of the Mortgage Loans to be purchased.  Upon purchase by the  Terminating  Entity of any Mortgage  Loans pursuant to  Section 11.01,  the
Trust  Administrator  shall notify each Servicer that is servicing any of such Mortgage  Loans (and with respect to the purchase of the Mortgage  Loans in any Loan Group to which a Swap or a Cap relates,  the related  Counterparty)
of such purchase.

                  (b)      Any  purchase  of the  Mortgage  Loans  by the  Terminating  Entity  shall be made on an
Optional  Termination  Date by deposit of the  applicable  purchase price into the  Certificate  Account before the
Distribution  Date on which such  purchase is  effected.  Upon receipt by the Trust  Administrator  of an Officer's
Certificate of the  Terminating  Entity  certifying as to the deposit of such purchase  price into the  Certificate
Account,  the Trustee,  the Trust Administrator and each co-trust  administrator and separate trust  administrator, if any,  then acting as such under this  Agreement,  shall,  upon  request  and at the  expense of the  Terminating
Entity  execute and deliver all such  instruments  of transfer or  assignment,  in each case without  recourse,  as shall be reasonably  requested by the Terminating  Entity to vest title in the  Terminating  Entity in the Mortgage
Loans so purchased and shall  transfer or deliver to the  Terminating  Entity the  purchased  Mortgage  Loans.  Any distributions  on the  Mortgage  Loans  which have been  subject to an Optional  Termination  received by the Trust
Administrator  subsequent to (or with respect to any period  subsequent to) the Optional  Termination Date shall be promptly remitted by it to the Terminating Entity.

                  (c)      Any  purchase of the Trust  Collateral  by the  related  Terminating  Auction  Purchaser shall be made on an Terminating  Auction Date by receipt of the Trust  Administrator  of the related  Mortgage Loan
Terminating  Auction Price from the Terminating  Auction  Purchaser,  and deposit of such Mortgage Loan Terminating
Auction Price into the Certificate  Account by the Trust  Administrator  before the Distribution Date on which such purchase is  effected.  Upon  deposit of such  purchase  price into the  Certificate  Account,  the Trustee and the

Trust Administrator and each co-trust  administrator and separate trust administrator,  if any, then acting as such under this Agreement,  shall,  upon request and at the expense of the  Terminating  Auction  Purchaser  execute and deliver all such  instruments  of transfer or  assignment,  in each case without  recourse,  as shall be reasonably requested by the  Terminating  Auction  Purchaser to vest title in the Terminating  Auction  Purchaser in the Trust
Collateral so purchased and shall  transfer or deliver to the  Terminating  Auction  Purchaser the purchased  Trust
Collateral.

                  (d)      Notice of the Distribution  Date on which the Trust  Administrator  anticipates that the final  distribution  shall be made on a Class of  Certificates  (whether  upon  Optional  Termination,  Terminating
Auction Sale or otherwise),  shall be given promptly by the Trust  Administrator  by first class mail to Holders of the  affected  Certificates.  Such notice  shall be mailed no earlier than the 15th day and not later than the 10th day preceding the applicable  Optional  Termination Date,  Terminating  Auction Date or date of final distribution, as the case may be. Such notice  shall  specify  (i) the  Distribution  Date upon which final  distribution  on the affected  Certificates  shall be made upon  presentation and surrender of such Certificates at the office or agency therein  designated,  (ii) the  amount  of such  final  distribution  and  (iii) that  the  Record  Date  otherwise applicable to such  Distribution Date is not applicable,  such  distribution  being made only upon presentation and surrender of such  Certificates  at the office or agency  maintained  for such purposes (the address of which shall be set forth in such notice).

                  (e)      In  the  event  that  any  Certificateholders   shall  not  surrender  Certificates  for
cancellation  within  six  months  after  the date  specified  in the above  mentioned  written  notice,  the Trust
Administrator  shall give a second  written  notice to the remaining  such  Certificateholders  to surrender  their
Certificates  for  cancellation  and receive the final  distribution  with  respect  thereto.  If within six months after the  second  notice  all the  Certificates  shall  not have  been  surrendered  for  cancellation,  the Trust
Administrator  may take  appropriate  steps,  or may  appoint an agent to take  appropriate  steps,  to contact the remaining  Certificateholders  concerning  surrender of their Certificates,  and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

                  (f)      Notwithstanding  anything  to  the  contrary  herein,  the  occurrence  of  an  Optional
Termination or Terminating  Auction Sale shall be subject to, and shall in no way adversely  affect,  the rights of the owner of the  servicing  rights  related to the  Mortgage  Loans  purchased  in such  Optional  Termination  or
Terminating Auction Sale.

                  SECTION 11.04.    Additional Termination Requirements.

                  (a)      In  the  event  the  Terminating  Entity  exercises  its  purchase  option  pursuant  to
Section 11.01(A)  or a  Terminating  Auction Sale shall have  occurred  pursuant to  Section 11.01(c),  the related subsidiary REMIC shall be terminated in accordance with the following additional  requirements,  unless the Trustee and the Trust  Administrator  have received an Opinion of Counsel to the effect that the failure to comply with the requirements  of this  Section 11.04 will  not (i) result in the imposition of taxes on a "prohibited  transaction"
of any REMIC  created  hereunder,  as  described in  Section 860F  of the Code,  or  (ii) cause  any REMIC  created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                           (i)      within 90 days  prior to the final  Distribution  Date set forth in the  notice given by Terminating  Entity under  Section 11.03,  the Holder of the related Residual  Certificates shall adopt a plan of complete liquidation for the related REMIC; and

                           (ii)     at or after the time of adoption of any such plan of complete  liquidation  for such REMIC and at or prior to the final  Distribution  Date,  the Trustee  shall sell all of the assets of such REMIC to the Depositor for cash.

                  (b)      Upon the  exercise  of an Optional  Termination  by the  Terminating  Entity or upon the occurrence  of a  Terminating  Auction  Sale in respect of the final  remaining  subsidiary  REMIC (the  "Remaining
Subsidiary  REMIC")  pursuant to  Section 11.01,  each remaining  REMIC shall be terminated in accordance  with the following  additional  requirements,  unless the Trustee and the Trust  Administrator  have  received an Opinion of
Counsel to the effect that the failure to comply with the  requirements of this  Section 11.04 will  not (i) result in the imposition of taxes on a "prohibited  transaction"  of a REMIC, as described in Section 860F of the Code, or
(ii) cause  any  REMIC  created  hereunder  to fail to  qualify  as a REMIC at any time that any  Certificates  are outstanding:

                           (i)      concurrently  with the  adoption  of the plan of  complete  liquidation  of the
         Remaining  Subsidiary  REMIC,  as set forth in  paragraph  (a) of  this  Section 11.04,  the Holder of the related  Residual  Certificates,  as  applicable,  shall  adopt a plan  of  complete  liquidation  of each remaining REMIC; and

                           (ii)     at or after the time of adoption of any such plan of complete  liquidation  for each such remaining REMIC, at or prior to the final  Distribution  Date of the Remaining  Subsidiary REMIC to be terminated,  the Trustee shall sell all of the assets of each such remaining  REMIC to the Depositor for cash.

                  (c)      By its acceptance of a Residual  Certificate,  the Holder thereof hereby agrees to adopt such a plan of complete  liquidation  and to take such other action in  connection  therewith as may be  reasonably required to liquidate and otherwise terminate the related REMIC created pursuant to this Agreement.

                                                    ARTICLE XII

                                             MISCELLANEOUS PROVISIONS

                                As set forth in ARTICLE XII of the Standard Terms.

                                                   ARTICLE XIII

                                              EXCHANGE ACT REPORTING

                                As set forth in ARTICLE XIII of the Standard Terms.

                  IN WITNESS WHEREOF,  the Depositor,  the Seller,  the Trust  Administrator,  the Master Servicer,
the Trustee,  the Special Servicer,  the Modification  Oversight Agent and the Servicers have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the date first written above.

                                                     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                                     as Depositor

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     DLJ MORTGAGE CAPITAL, INC.,
                                                     as Seller

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     WELLS FARGO BANK, N.A.,
                                                     as Trust Administrator and as Master Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                     as Trustee

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     WELLS FARGO BANK, N.A.,
                                                     as a Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     SELECT PORTFOLIO SERVICING, INC.,
                                                     as a Servicer, Special Servicer and Modification Oversight
                                                     Agent

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.,
                                                     as a Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

STATE OF NEW YORK          )
                               : ss.:
COUNTY OF NEW YORK         )

On  this  __ day of  February,  2007,  before  me,  personally  appeared  _____________,  known  to me to be a Vice
President of Credit  Suisse First Boston  Mortgage  Securities  Corp.,  one of the  corporations  that executed the within  instrument,  and also known to me to be the  person  who  executed  it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK          )
          : ss.:
COUNTY OF NEW YORK         )

On the __ day of February,  2007, before me, personally appeared  ____________,  known to me to be a Vice President of DLJ Mortgage  Capital,  Inc., one of the corporations  that executed the within  instrument and also known to me to be the person who  executed  it on behalf of said  corporation,  and  acknowledged  to me that such  corporation executed the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public
[NOTARIAL SEAL]

STATE OF _____________)
         : ss.:
COUNTY OF _____________)

On the  _____  day of  February,  2007  before  me, a Notary  Public  in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of SPS,  the Utah  corporation  that  executed  the within  instrument  and also  known to me to be the  person  who  executed  it on behalf of said  corporation,  and acknowledged to me that such limited partnership executed the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

 STATE OF                           )
         : ss.:
COUNTY OF                           )

On the  _____  day of  February,  2007  before  me, a Notary  Public  in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Wells Fargo Bank,  N.A.,  the  national  banking association  that  executed the within  instrument  and also known to me to be the person who executed it on behalf of said national  banking  association,  and acknowledged to me that such banking  corporation  executed the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF                           )
         : ss.:
COUNTY OF                          )

On the  _____  day of  February,  2007  before  me, a Notary  Public  in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Wells Fargo Bank,  N.A.,  the  national  banking association  that  executed the within  instrument  and also known to me to be the person who executed it on behalf of said national  banking  association,  and acknowledged to me that such banking  corporation  executed the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF                           )
         : ss.:
COUNTY OF                          )

On the  _____  day of  February,  2007  before  me, a Notary  Public  in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Wells Fargo Bank,  N.A.,  the  national  banking association  that  executed the within  instrument  and also known to me to be the person who executed it on behalf of said national  banking  association,  and acknowledged to me that such banking  corporation  executed the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF                            )
         : ss.:
COUNTY OF                           )

On the  _____  day of  February,  2007  before  me, a Notary  Public  in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Wells Fargo Bank,  N.A.,  the  national  banking association  that  executed the within  instrument  and also known to me to be the person who executed it on behalf of said national  banking  association,  and acknowledged to me that such banking  corporation  executed the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK                   )
         : ss.:
COUNTY OF NEW YORK                  )

On the  _____  day of  February,  2007  before  me, a Notary  Public  in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of U.S.  Bank  National  Association,  the national banking  association  that executed the within  instrument and also known to me to be the person who executed it on behalf of said  national  banking  association,  and  acknowledged  to me that such  national  banking  association executed the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF _____________)
         : ss.:
COUNTY OF _____________)

On the  _____  day of  February,  2007  before  me, a Notary  Public  in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Washington Mutual Mortgage Securities Corp., the
company  that  executed  the within  instrument  and also known to me to be the person who executed it on behalf of said company, and acknowledged to me that such company executed the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

                                                     Exhibit A

                                 Standard Terms of Pooling and Servicing Agreement

                                                  (see attached)

                                                    Schedule I

                                              Mortgage Loan Schedule

                                                  (see attached)

                                                    Appendix A

                            Calculation of REMIC I Class Y Principal Reduction Amounts

                                                    Appendix 1

                  REMIC I Y  Principal  Reduction  Amounts:  For any  Distribution  Date the  amounts  by which the
Uncertificated  Principal  Balances of the REMIC I Regular Interests Y-1, Y-2, Y-3 and Y-4,  respectively,  will be reduced on such  Distribution  Date by the  allocation  of  Realized  Losses  and the  distribution  of  principal, determined as follows:

First,  for each of Loan Group 1,  Loan  Group 2,  Loan Group 3 and Loan  Group 4,  determine its Weighted  Average
Adjusted Net Mortgage  Rate for  distributions  of interest that will be made on the next  succeeding  Distribution
Date (the "Group Interest Rate").  The Principal  Reduction  Amount for each of the REMIC I Y Certificates  will be determined  pursuant to the "Generic solution for the REMIC I Y Principal  Reduction  Amounts" set forth below (the
"Generic  Solution")  by making  identifications  among the actual Groups and their related REMIC I Y and Z Regular
Interests and the Weighted  Average  Adjusted Net Mortgage  Rates and the Groups named in the Generic  Solution and their related REMIC I Y and Z Regular Interests as follows:

A.  Determine  which Group has the lowest Group  Interest  Rate.  That Group will be  identified  with Group AA and the REMIC I Y and Z Regular  Interests  related to that Group will be respectively  identified with the REMIC I YAA and ZAA  Regular  Interests.  The Group  Interest  Rate for that Group will be  identified  with J%. If two or more
Groups have the lowest Group Interest Rate pick one for this purpose,  subject to the  restriction  that each Group may be  picked  only  once in the  course  of any such  selections  pursuant  to  paragraphs  A  through  D of this definition.

B. Determine  which Group has the second lowest Group Interest  Rate.  That Group will be identified  with Group BB and the REMIC I Y and Z Regular  Interests  related to that Group will be  respectively  identified  with the REMIC
I YBB and ZBB Regular  Interests.  The Group  Interest  Rate for that Group will be  identified  with K%. If two or more Groups have the second lowest Group Interest Rate pick one for this purpose,  subject to the restriction  that each Group may be picked  only once in the course of any such  selections  pursuant  to  paragraphs  A through D of this definition.

C.  Determine  which Group has the third lowest Group Interest  Rate.  That Group will be identified  with Group CC and the REMIC I Y and Z Regular  Interests  related to that Group will be  respectively  identified  with the REMIC
I YCC and ZCC Regular  Interests.  The Group  Interest  Rate for that Group will be  identified  with L%. If two or more Groups have the third lowest Group Interest Rate pick one for this purpose,  subject to the  restriction  that each Group may be picked  only once in the course of any such  selections  pursuant  to  paragraphs  A through D of this definition.

D. Determine  which Group has the fourth lowest Group Interest  Rate.  That Group will be identified  with Group DD and the REMIC I Y and REMIC I Z Regular  Interests  related to that Group will be respectively  identified with the
REMIC I YDD and REMIC I ZDD Regular  Interests.  The Group  Interest  Rate for that Group will be  identified  with
M%. If two or more Groups have the fourth  lowest Group  Interest  Rate pick one for this  purpose,  subject to the restriction  that each Group may be picked only once in the course of any such selections  pursuant to paragraphs A through D of this definition.

Second,  apply the Generic Solution set forth below to determine the REMIC I Y Principal  Reduction Amounts for the
Distribution Date using the identifications made above.

                  Generic Solution for the REMIC I Y Principal  Reduction  Amounts:  For any Distribution Date, the
amounts by which the  Uncertificated  Principal  Balances of the REMIC I YAA,  YBB,  YCC and YDD Regular  Interests
respectively  will be reduced on such  Distribution  Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J% =     the Weighted  Average  Adjusted Net Mortgage Rate for Group AA for interest to be  distributed on the next succeeding Distribution Date.

K% =     the Weighted  Average  Adjusted Net Mortgage Rate for Group BB for interest to be  distributed on the next succeeding Distribution Date.

L% =     the Weighted  Average  Adjusted Net Mortgage Rate for Group CC for interest to be  distributed on the next succeeding Distribution Date.

M% =     the Weighted  Average  Adjusted Net Mortgage Rate for Group DD for interest to be  distributed on the next succeeding Distribution Date.

For purposes of the succeeding definitions and formulas, it is required that J%<=K%<=L%<=M%.

PJB =    the Group AA Subordinated  Portion after the allocation of Realized Losses and  distributions of principal on such Distribution Date.

PKB =    the Group BB Subordinated  Portion after the allocation of Realized Losses and  distributions of principal on such Distribution Date.

PLB =    the Group CC Subordinates  Portion after the allocation of Realized Losses and  distributions of principal on such Distribution Date.

PMB =    the Group DD Subordinated  Portion after the allocation of Realized Losses and  distributions of principal on such Distribution Date.

R =      the Class CB Pass-Through Rate
    =    (J%PJB + K%PKB + L%PLB + M%PMB + N%PNB)/(PJB + PKB + PLB + PMB + PNB)

R11 =    the weighted  average of the Weighted  Average  Adjusted Net Mortgage  Rates for Group AA, Group BB, Group
         CC and Group DD after giving effect to the allocation of Realized  Losses and  distributions  of principal to be made on such Distribution Date
              =   {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/
                           (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm)

R12 =    the Group EE Pass-Through Rate
      =  N%

R21 =    the weighted  average of the  Weighted  Average  Adjusted  Net  Mortgage  Rates for Group AA, Group BB and
         Group CC after giving effect to the  allocation of Realized  Losses and  distributions  of principal to be made on such Distribution Date
     =   {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl)
}/(Pj - ΔPj + Pk - ΔPk + Pl - ΔPl )

R22 =    the weighted average of the Weighted Average Adjusted Net Mortgage Rates for Group DD and Group EE
     =   { M% (Pm - ΔPm) + N% (Pn - ΔPn) }/( Pm - ΔPm + Pn - ΔPn )

R31 =    the weighted  average of the Weighted  Average Adjusted Net Mortgage Rates for Group AA and Group BB after giving  effect to the  allocation  of Realized  Losses and  distributions  of principal to be made on such
         Distribution Date
     =   {(J% (Pj - ΔPj) + K% (Pk - ΔPk) }/(Pj - ΔPj + Pk - ΔPk)

R32 =    the weighted  average of the  Weighted  Average  Adjusted  Net  Mortgage  Rates for Group CC, Group DD and
         Group EE after giving effect to the  allocation of Realized  Losses and  distributions  of principal to be made on such Distribution Date
     =   { L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn)
}/( Pl - ΔPl + Pm - ΔPm + Pn - ΔPn)

R41 =    the Weighted  Average  Adjusted Net Mortgage  Rate for Group AA after giving  effect to the  allocation of
         Realized Losses and distributions of principal to be made on such Distribution Date
    =    J%

R42 =    the weighted  average of the Weighted  Average  Adjusted Net Mortgage  Rates for Group BB, Group CC, Group
         DD and Group EE after giving effect to the allocation of Realized  Losses and  distributions  of principal to be made on such Distribution Date
              =   {K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn) }/
                           ( Pk - ΔPk + Pl - ΔPl + Pm - ΔPm + Pn - ΔPn )

r11 =    the weighted average of the REMIC I YAA, YBB, YCC and YDD Pass-Through Rates
     =   (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r12 =    the REMIC I YEE Pass-Through Rate
     =   N%

r21 =    the weighted average of the REMIC I YAA, YBB and YCC Pass-Through Rates
     =   (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r22 =    the weighted average of the REMIC I YDD and YEE Pass-Through Rates
     =   ( M% Ym + N% Yn )/( Ym + Yn )

r31 =    the weighted average of the REMIC I YAA and YBB Pass-Through Rates
     =   (J% Yj + K% Yk )/(Yj + Yk )

r32 =    the weighted average of the REMIC I YCC, YDD and YEE Pass-Through Rates
     =   ( L% Yl + M% Ym + N% Yn)/( Yl + Ym + Yn )

r41 =    the REMIC I YAA Pass-Through Rate
     =   J%

r42 =    the weighted average of the REMIC I YBB, YCC, YDD and YEE Pass-Through Rates
     =   (K%  Yk + L% Yl + M% Ym + N% Yn )/(Yk + Yl + Ym + Yn )

Yj =     the  Uncertificated  Principal  Balance of the REMIC I YAA Regular  Interest  after  distributions  on the prior Distribution Date.

Yk =     the  Uncertificated  Principal  Balance of the REMIC I YBB Regular  Interest  after  distributions  on the prior Distribution Date.

Yl =     the  Uncertificated  Principal  Balance of the REMIC I YCC Regular  Interest  after  distributions  on the prior Distribution Date.

Ym =     the  Uncertificated  Principal  Balance of the REMIC I YDD Regular  Interest  after  distributions  on the prior Distribution Date.

ΔYj =       the REMIC I YAA Principal Reduction Amount.

ΔYk =       the REMIC I YBB Principal Reduction Amount.

ΔYl =       the REMIC I YCC Principal Reduction Amount.

ΔYm =       the REMIC I YDD Principal Reduction Amount.

Zj =     the  Uncertificated  Principal  Balance  of the ZAA  Regular  Interest  after  distributions  on the prior
         Distribution Date.

Zk =     the  Uncertificated  Principal  Balance  of the ZBB  Regular  Interest  after  distributions  on the prior
         Distribution Date.

Zl =     the  Uncertificated  Principal  Balance  of the ZCC  Regular  Interest  after  distributions  on the prior
         Distribution Date.

Zm =     the  Uncertificated  Principal  Balance  of the ZDD  Regular  Interest  after  distributions  on the prior
         Distribution Date.

ΔZj =       the REMIC I ZAA Principal Reduction Amount.

ΔZk =       the REMIC I ZBB Principal Reduction Amount.

ΔZl =       the REMIC I ZCC Principal Reduction Amount.

ΔZm =       the REMIC I ZDD Principal Reduction Amount.

Pj =     the  aggregate  Uncertificated  Principal  Balance  of the  REMIC I YAA and ZAA  Regular  Interests  after distributions on the prior Distribution Date.
    =    Yj + Zj

Pk =     the  aggregate  Uncertificated  Principal  Balance  of the  REMIC I YBB and ZBB  Regular  Interests  after distributions on the prior Distribution Date.
    =    Yk + Zk

Pl =     the  aggregate  Uncertificated  Principal  Balance  of the  REMIC I YCC and ZCC  Regular  Interests  after distributions on the prior Distribution Date.
    =    Yl + Zl =

Pm =     the  aggregate  Uncertificated  Principal  Balance  of the  REMIC I YAA and ZAA  Regular  Interests  after distributions on the prior Distribution Date.
    =    Ym + Zm

Pn =     the  aggregate  Uncertificated  Principal  Balance  of the  REMIC I YAA and ZAA  Regular  Interests  after distributions on the prior Distribution Date.
    =    Yn + Zn

ΔPj =       the aggregate  amount of principal  reduction  occurring  with respect to Mortgage  Loans in Loan
         Group AA from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such  amounts  allocated  to the Class A-R  Certificate  in respect of  Component  I thereof or to any class of principal only certificates created by ratio stripping Mortgage Loans in Loan Group AA

      =  the aggregate of the REMIC I YAA and REMIC I ZAA Principal Reduction Amounts.
      =  ΔYj + ΔZj

ΔPk =       the aggregate  amount of principal  reduction  occurring  with respect to Mortgage  Loans in Loan
         Group BB from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such  amounts  allocated  to the Class A-R  Certificate  in respect of  Component  I thereof or to any class of principal only certificates created by ratio stripping Mortgage Loans in Loan Group BB

      =  the aggregate of the REMIC I YBB and REMIC I ZBB Principal Reduction Amounts.
      =  ΔYk + ΔZk

ΔPl=        the aggregate  amount of principal  reduction  occurring  with respect to Mortgage  Loans in Loan
         Group CC from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such  amounts  allocated  to the Class A-R  Certificate  in respect of  Component  I thereof or to any class of principal only certificates created by ratio stripping Mortgage Loans in Loan Group CC
     =   the aggregate of the REMIC I YCC and REMIC I ZCC Principal Reduction Amounts.
      =  ΔYl + ΔZl

ΔPm =       the aggregate  amount of principal  reduction  occurring  with respect to Mortgage  Loans in Loan
         Group DD from Realized  Losses or payments of principal to be allocated on such  Distribution  Date net of any such  amounts  allocated  to the Class A-R  Certificate  in respect of  Component  I thereof or to any class of principal only certificates created by ratio stripping Mortgage Loans in Loan Group DD
      =  the aggregate of the REMIC IB YDD and REMIC I ZDD Principal Reduction Amounts.
      =  ΔYm + ΔZm

α =         .0005

γ1 =        (R - R11)/(R12 - R). If R=>M%,  γ1  is a  non-negative  number  unless its  denominator  is zero, in which event it is undefined.

γ2 =        (R - R21)/(R22 - R). If R=>L%,  γ2  is a  non-negative  number  unless its  denominator  is zero, in which event it is undefined.

γ3 =        (R - R31)/(R32 - R). If R=>K%,  γ3  is a  non-negative  number  unless its  denominator  is zero, in which event it is undefined.

γ4 =        (R - R41)/(R42  - R). If R<K%,  γ4  is a  non-negative  number  unless its  denominator  is zero, in which event it is undefined.

If γ1  is  undefined,  ΔYj  = Yj,  ΔYk  = Yk,  ΔYl  = Yl,  ΔYm  = Ym and  ΔYn =
         (Yn/Pn)ΔPn.

If γ4 is zero,  ΔYj = (Yj/Pj)ΔPj,  ΔYk = Yk, ΔYl = Yl, ΔYm = Ym and ΔYn =
         Yn.

In the remaining situations, ΔYj, ΔYk, ΔYl, ΔYm and ΔYn shall be defined as follows:

I.  If R=>M%, make the following additional definitions:

Δ1Yj =      0,                                                                    if R11< r11;

         (R11- r11)( Yj + Yk + Yl + Ym)Yj/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yj/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },                if R11=> r11 and M%>R11=>L%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yj/
                  {(R11 - J%)Yj + (R11 - K%)Yk },                               if R11=> r11 and L%>R11=>K%; and

         (R11- r11)( Yj + Yk + Yl + Ym )/(R11 - J%),                                    if R11=> r11 and
         K%>R11=>J%.

Δ1Yk =      0,                                                                    if R11<r11 and R11<K%;
         (R11- r11)( Yj + Yk + Yl + Ym)Yk/
                  { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },               if R11< r11 and R11<K%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yk/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yk/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },                if R11=> r11 and M%>R11=>L%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yk/{(R11 - J%)Yj + (R11 - K%)Yk },      if R11=> r11 and L%>R11=>K%; and

         0,                                                                     if R11=> r11 and R11<K%.

Δ1Yl =      0,                                                                    if R11 < r11 and R11=>L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
                  { (R11 - L%)Yl + (R11 - M%)Ym },                              if R11< r11 and K%<=R11<L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
                  { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },               if R11< r11 and R11<K%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yl/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },                if R11=> r11 and M%>R11=>L%;

         0,                                                                     if R11=> r11 and R11<L%.

Δ1Ym =      0,                                                                    if R11 < r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym)/(R11 - M%),                             if R11< r11 and L%<=R11<M%;

         (R11- r11)( Yj + Yk + Yl + Ym)Ym/
                  { (R11 - L%)Yl + (R11 - M%)Ym },                              if R11< r11 and K%<=R11<L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Ym/
                  { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },               if R11< r11 and R11<K%;

         (R11- r11)( Yj + Yk + Yl + Ym)Ym/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         0,                                                                     if R11=> r11 and R11<M%.

Δ1Yj,  Δ1Yk,  Δ1Yl and Δ1Ym are numbers  respectively  between Yj, Yk, Yl and Ym and 0 such that
                  {J%(Yj - Δ1Yj ) + K%( Yk.- Δ1Yk) + L%( Yl.- Δ1Yl) + M%( Ym.- Δ1Ym) }/
                  (Yj - Δ1Yj + Yk.- Δ1Yk + Yl.- Δ1Yl + Ym.- Δ1Ym)
                  = R11.

Y11 =    Yj - Δ1Yj + Yk.- Δ1Yk + Yl.- Δ1Yl + Ym.- Δ1Ym

P11 =    Pj + Pk + Pl + Pm.

Z11 =    Zj + Zk + Zl + Zm.

ΔY11 =   ΔYj - Δ1Yj + ΔYk.- Δ1Yk + ΔYl.- Δ1Yl + ΔYm.- Δ1Ym .

ΔP11 =   ΔPj + ΔPk + ΔPl + ΔPm.

ΔZ11 =   ΔZj + ΔZk + ΔZl + ΔZm.

1.   If Yn - α(Pn - ΔPn) => 0, Y11-  α(P11 - ΔP11)  => 0, and  γ1(P11 - ΔP11) <
     (Pn       -       ΔPn),        then        ΔYn = Yn - αγ1(P11 - ΔP11)        and
     ΔY11 = Y11 - α(P11 - ΔP11).

2.   If  Yn - α(Pn - ΔPn)  => 0,  Y11 - α(P11 - ΔP11)  => 0, and γ1(P11 - ΔP11)
     =>           (Pn - ΔPn),           then           ΔYn = Yn - α(Pn - ΔPn)           and
     ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).

3.   If      Yn - α(Pn - ΔPn)      <     0,      Y11 - α(P11 - ΔP11)      =>     0,     and
     Y11 - α(P11 - ΔP11)                  =>                 Y11 - (Yn/γ1),                  then
     ΔYn = Yn - αγ1(P11 - ΔP11) and ΔY11 = Y11 - α(P11 - ΔP11).

4.   If               Yn - α(Pn - ΔPn) < 0,                Y11 - (Yn/γ1) => 0,                and
     Y11 - α(P11 - ΔP11) <= Y11 - (Yn/γ1),            then            ΔYn = 0           and
     ΔY11 = Y11 - (Yn/γ1).

5.   If               Y11 - α(P11 - ΔP11) < 0,               Y11 - (Yn/γ1) < 0,               and
     Yn - α(Pn - ΔPn) <= Yn - (γ1Y11), then ΔYn = Yn - (γ1Y11) and ΔY11 = 0.

6.   If  Y11 - α(P11 - ΔP11)  < 0,  Yn - α(Pn - ΔPn) => 0, and Yn - α(Pn - ΔPn)
     =>          Yn - (γ1Y11),          then           ΔYn = Yn - α(Pn - ΔPn)           and
     ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).

ΔYj = Δ1Yj + [(Yj - Δ1Yj )/Y11 ]Δ Y11

ΔYk = Δ1Yk + [(Yk - Δ1Yk )/Y11 ]ΔY11

ΔYl = Δ1Yl + [(Yl - Δ1Yl )/Y11 ]Δ Y11

ΔYm = Δ1Ym + [(Ym - Δ1Ym )/Y11 ]ΔY11

The purpose of the foregoing  definitional  provisions  together with the related  provisions  allocating  Realized
Losses and defining  the REMIC I Y and REMIC I Z Principal  Distribution  Amounts is to  accomplish  the  following goals in the following order of priority:

1.   Making the ratio of (Yn - ΔYn ) to (Y11 - ΔY11 ) equal to  γ1  after  taking  account of the  allocation
     Realized  Losses and the  distributions  that will be made through the end of the  Distribution  Date to which such  provisions  relate and assuring  that the Principal  Reduction  Amount for each of the REMIC I YAA, YBB,
     YCC,  YDD,  ZAA,  ZBB, ZCC and ZDD Regular  Interests  is greater than or equal to zero for such  Distribution
     Date;
2.   Making the REMIC I YAA  Uncertificated  Principal Balance less than or equal to 0.0005 of the sum of the REMIC
     I YAA and REMIC I ZAA Uncertificated  Principal  Balances,  the REMIC I YBB  Uncertificated  Principal Balance
     less  than or  equal  to  0.0005  of the  sum of the  REMIC I YBB  and  REMIC I ZBB  Uncertificated  Principal
     Balances,  the REMIC I YCC  Uncertificated  Principal  Balance  less than or equal to 0.0005 of the sum of the
     REMIC I YCC and  REMIC I ZCC  Uncertificated  Principal  Balances,  the REMIC I YDD  Uncertificated  Principal
     Balance  less than or equal to 0.0005 of the sum of the REMIC I YDD and REMIC I ZDD  Uncertificated  Principal
     Balances in each case after giving  effect to  allocations  of Realized  Losses and  distributions  to be made through the end of the Distribution Date to which such provisions relate; and
3.   Making the larger of (a) the fraction whose  numerator is (Yn - ΔYn ) and whose  denominator is the sum of (Yn
     - ΔYn) and (Zn - ΔZn) and (b) the fraction  whose  numerator is (Y11 - ΔY11) and whose  denominator is the sum of (Y11 - ΔY11) and (Z11 - ΔZ11) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing  portion of the  definition of REMIC I Y Principal  Reduction  Amount to accomplish  both of goals 1 and 2 above,  the amounts  thereof should be adjusted to so as to accomplish such goals within the  requirement  that each REMIC I Y  Principal  Reduction  Amount must be less than or equal to the sum of
(a) the Principal  Realized Losses to be allocated on the related  Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip  principal only  certificates,  if any, and (b) the remainder of the Available  Distribution  Amount for the related Pool or after  reduction  thereof by the distributions to be made on such  Distribution  Date (i) to the related class of ratio-strip  principal only certificates,  if any, (ii) to the related class of ratio-strip  interest only  certificates,  if any, and (iii) in respect of  interest  on the  related  REMIC I Y and REMIC I Z  Certificates,  or, if both of such goals  cannot be accomplished  within such  requirement,  such  adjustment as is necessary shall be made to accomplish goal 1 within such  requirement.  In the event of any conflict  among the provisions of the definition of the REMIC I Y Principal
Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their priorities set forth above within the  requirement  set forth in the  preceding  sentence.  If the formula  allocation of ΔY11 among ΔYj, ΔYk,
ΔYl and ΔYm cannot be achieved  because  one or more of ΔYj,  ΔYk,  ΔYl and ΔYm, as so defined is greater  than the related  one of ΔPj,  ΔPk,  ΔPl and ΔPm,  such an  allocation  shall be made as close as  possible  to the  formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYm < ΔPm.

II.  If L%<=R<=M%, make the following additional definitions:

Δ2Yj =      0,                                                                    if R21< r21;

         (R21- r21)( Yj + Yk + Yl )Yj/
                  {(R21 - J%)Yj + (R21 - K%)Yk },                               if R21=> r21 and L%>R21=>K%; and

         (R21- r21)( Yj + Yk + Yl )/(R21 - J%),                                 if R21=> r21 and K%>R21=>J%.

Δ2Yk =      0,                                                                    if R21< r21 and R21=>K%;

         (R21- r21)( Yj + Yk + Yl )Yk/
                  { (R21 - K%)Yk + (R21 - L%)Yl },                              if R21< r21 and R21<K%;

         (R21- r21)( Yj + Yk + Yl )Yk/
                  {(R21 - J%)Yj + (R21 - K%)Yk },                               if R21=> r21 and L%>R21=>K%; and

         0,                                                                     if R21=> r21 and R21<K%.

Δ2Yl =      (R21- r21)( Yj + Yk + Yl )/(R21 - L%),                                if R21< r21 and
         K%<=R21<L%;

         (R21- r21)( Yj + Yk + Yl )Yl/{ (R21 - K%)Yk + (R21 - L%)Yl },          if R21< r21 and R21<K%;

         0,                                                                     if R21=> r21.

Δ2Ym =      0,                                                                    if R22< r22;

          (R22- r22)( Ym + Yn )/(R22 - M%),                   if R22=> r22 and R22=>M%;

Δ2Yn =      the greater of 0 and ΔPn - Zn,                                           if R22=N%;

         (R22- r22)( Ym + Yn)/(R22 - N%),                                       if R22< r22 and M%<=R22<N%;

         0,                                                                     if R22=> r22 and R22<N%.

Δ2Yj,  Δ2Yk,  Δ2Yl, Δ2Ym and Δ2Yn are numbers respectively between Yj, Yk, Yl, Ym and
         Yn and 0 such that:
                  {J%(Yj - Δ2Yj ) + K%( Yk.- Δ2Yk) + L%( Yl.- Δ2Yl)}/
                           ( Yj - Δ2Yj + Yk.- Δ2Yk + Yl.- Δ2Yl)
                  = R21;
         and
                  { M%( Ym.- Δ2Ym) + N%( Yn.- Δ2Yn) }/
                           (Ym.- Δ2Ym + Yn.- Δ2Yn)
                  = R22.

Y21 =    Yj - Δ2Yj + Yk.- Δ2Yk + Yl.- Δ2Yl.

P21 =    Pj + Pk + Pl.

Z21 =    Zj + Zk + Zl.

ΔY21 =   ΔYj - Δ2Yj + ΔYk.- Δ2Yk + ΔYl.- Δ2Yl.

ΔP21 =   ΔPj + ΔPk + ΔPl.

ΔZ21 =   ΔZj + ΔZk + ΔZl.

Y22 =    Ym.- Δ2Ym + Yn.- Δ2Yn.

P22 =    Pm + Pn.

Z22 =    Zm + Zn.

ΔY22 =   ΔYm.- Δ2Ym + ΔYn.- Δ2Yn

ΔP22 =   ΔPm + ΔPn.

ΔZ22 =   ΔZm + ΔZn.

1.   If Y22 - α(P22 - ΔP22) => 0, Y21-  α(P21 - ΔP21) => 0, and  γ2(P21 - ΔP21)
     <     (P22     -     ΔP22),      then      ΔY22 = Y22 - αγ2(P21 - ΔP21)      and
     ΔY21 = Y21 - α(P21 - ΔP21).

2.   If     Y22 - α(P22 - ΔP22)     =>     0,     Y21 - α(P21 - ΔP21)     =>     0,     and
     γ2(P21 - ΔP21)  =>  (P22 - ΔP22),  then   ΔY22 = Y22 - α(P22 - ΔP22)   and
     ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

3.   If     Y22 - α(P22 - ΔP22)     <     0,      Y21 - α(P21 - ΔP21)     =>     0,     and
     Y21 - α(P21 - ΔP21)                 =>                 Y21 - (Y22/γ2),                  then
     ΔY22 = Y22 - αγ2(P21 - ΔP21) and ΔY21 = Y21 - α(P21 - ΔP21).

4.   If              Y22 - α(P22 - ΔP22) < 0,               Y21 - (Y22/γ2) => 0,              and
     Y21 - α(P21 - ΔP21) <= Y21 - (Y22/γ2),           then           ΔY22 = 0           and
     ΔY21 = Y21 - (Y22/γ2).

5.   If              Y21 - α(P21 - ΔP21) < 0,               Y21 - (Y22/γ2) < 0,               and
     Y22 - α(P22 - ΔP22) <= Y22 - (γ2Y21),      then     ΔY22 = Y22 - (γ2Y21)     and
     ΔY21 = 0.

6.   If     Y21 - α(P21 - ΔP21)     <     0,      Y22 - α(P22 - ΔP22)     =>     0,     and
     Y22 - α(P22 - ΔP22) => Y22 - (γ2Y21), then  ΔY22 = Y22 - α(P22 - ΔP22) and
     ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

ΔYj = Δ2Yj + [(Yj - Δ2Yj )/Y21 ] ΔY21

ΔYk = Δ2Yk + [(Yk - Δ2Yk )/Y21 ] ΔY21

ΔYl = Δ2Yl + [(Yl - Δ2Yl )/Y21 ] ΔY21

ΔYm = Δ2Ym + [(Ym - Δ2Ym )/Y22 ] ΔY22

ΔYn = Δ2Yn + [(Yn - Δ2Yn )/Y22 ] ΔY22

The purpose of the foregoing  definitional  provisions  together with the related  provisions  allocating  Realized
Losses and defining  the REMIC I Y and REMIC I Z Principal  Distribution  Amounts is to  accomplish  the  following goals in the following order of priority:

1.   Making the ratio of (Y22 - ΔY22 ) to (Y21 - ΔY21 ) equal to γ2  after taking  account of the allocation  Realized Losses and the  distributions  that will be made through the end of the Distribution Date to which such  provisions  relate and assuring  that the  Principal  Reduction  Amount for each of the REMIC I
     YAA,  YBB,  YCC,  YDD,  ZAA,  ZBB,  ZCC and ZDD Regular  Interests  is greater  than or equal to zero for such
     Distribution Date;
2.   Making the REMIC I YAA  Uncertificated  Principal Balance less than or equal to 0.0005 of the sum of the REMIC
     I YAA and REMIC I ZAA Uncertificated  Principal  Balances,  the REMIC I YBB  Uncertificated  Principal Balance
     less  than or  equal  to  0.0005  of the  sum of the  REMIC I YBB  and  REMIC I ZBB  Uncertificated  Principal
     Balances,  the REMIC I YCC  Uncertificated  Principal  Balance  less than or equal to 0.0005 of the sum of the
     REMIC I YCC and REMIC I ZCC Uncertificated  Principal  Balances and the REMIC I YDD  Uncertificated  Principal
     Balance  less than or equal to 0.0005 of the sum of the REMIC I YDD and REMIC I ZDD  Uncertificated  Principal
     Balances,  in each case after giving effect to allocations  of Realized  Losses and  distributions  to be made through the end of the Distribution Date to which such provisions relate; and
3.   Making the larger of (a) the fraction  whose  numerator is (Y22 -  ΔY22 ) and whose  denominator  is the sum of (Y22 - ΔY22)  and (Z22 - ΔZ22)  and (b) the fraction whose  numerator is (Y21 - ΔY21)
     and whose  denominator  is the sum of (Y21 -  ΔY21)  and (Z21 - ΔZ21)  as large as possible  while remaining less than or equal to 0.0005.

In the event of a failure of the  foregoing  portion of the  definition  of REMIC I Principal  Reduction  Amount to accomplish  both of goals 1 and 2 above,  the amounts  thereof  should be adjusted to so as to  accomplish such goals  within the  requirement  that each REMIC I Y Principal  Reduction  Amount must be less than or equal to the sum of (a) the Principal  Realized  Losses to be allocated on the related  Distribution  Date for the related Pool  remaining  after the  allocation  of such  Realized  Losses to the related  class of ratio-strip  principal  only  certificates,  if any, and (b) the remainder of the  Available  Distribution
         Amount  for  the  related  Pool  or  after  reduction  thereof  by the  distributions  to be  made on such
         Distribution  Date (i) to the related class of ratio-strip  principal only  certificates,  if any, (ii) to the related class of ratio-strip  interest only certificates,  if any, and (iii) in respect of interest on the related REMIC I Y and REMIC I Z Regular  Interests,  or, if both of such goals cannot be  accomplished within such  requirement,  such  adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the  event of any  conflict  among  the  provisions  of the  definition  of the REMIC I Y
         Principal  Reduction  Amounts,  such  conflict  shall be  resolved  on the  basis of the  goals  and their priorities  set forth above within the  requirement  set forth in the preceding  sentence.  If the formula allocations  of ΔY21  among  ΔYj,  ΔYk and ΔYl or ΔY22  among  ΔYm and
         ΔYn  cannot be achieved  because  one or more of  ΔYj,  ΔYk,  ΔYl,  ΔYm  and
         ΔYn, as so defined, is greater than the related one of ΔPj,  ΔPk,  ΔPl,  ΔPm and  ΔPn,  such an allocation  shall be made as close as possible to the formula  allocation  within the  requirement  that ΔYj < ΔPj,  ΔYk < ΔPk,  ΔYl < ΔPl,  ΔYm <
         ΔPm and ΔYn < ΔPn.

III.  If K%<=R<=L%, make the following additional definitions:

Δ3Yj =      0,                                                                    if R31< r31; and

         (R31- r31)( Yj + Yk )/(R31 - J%),                                      if R31=> r31 and K%>R31=>J%.

Δ3Yk =      (R31- r31)( Yj + Yk )/(R31 - K%),                                     if R31< r31 and R31<K%;
         and

         0,                                                                     if R31=> r31 and R31<K%.

Δ3Yl =      0,                                                                    if R32< r32;

          (R32- r32)( Yl + Ym + Yn)Yl/
                  { (R32 - L%)Yl + (R32 - M%)Ym },                              if R32=> r32 and N%>R32=>M%;

         (R32- r32)( Yl + Ym + Yn)/(R32 - L%),                         if R32=> r32 and M%>R32=>L%;

Δ3Ym =      0,                                                                    if R32< r32 and R32=>M%;

         (R32- r32)( Yl + Ym + Yn)Ym/
                  { (R32 - M%)Ym + (R32 - N%)Yn },                              if R32< r32 and L%<=R32<M%;

         (R32- r32)( Yl + Ym + Yn)Ym/
                  { (R32 - L%)Yl + (R32 - M%)Ym },                              if R32=> r32 and N%>R32=>M%;

         0,                                                                     if R32=> r32 and R32<M%.

Δ3Yn =      0,                                                                    if R32< r32 and R32=>N%;

         (R32- r32)( Yl + Ym + Yn)/(R32 - N%),                                  if R32< r32 and M%<=R32<N%;

         (R32- r32)( Yl + Ym + Yn )Yn/
                  { (R32 - M%)Ym + (R32 - N%)Yn },                              if R32< r32 and L%<=R32<M%;

         0,                                                                     if R32=> r32 and R32<N%.

Δ3Yj, Δ3Yk, Δ3Yl, Δ3Ym and Δ3Yn are numbers respectively between Yj, Yk, Yl, Ym, and Yn and 0 such that:

                  {J%(Yj - Δ3Yj ) + K%( Yk.- Δ3Yk) }/
                           ( Yj - Δ3Yj + Yk.- Δ3Yk)
                  = R31;
         and
                  { L%( Yl.- Δ3Yl) + M%( Ym.- Δ3Ym) + N%( Yn.- Δ3Yn ) }/
                           (Yl.- Δ3Yl + Ym.- Δ3Ym + Yn.- Δ3Yn )
                  = R32.

Y31 =    Yj - Δ3Yj + Yk.- Δ3Yk.

P31 =    Pj + Pk.

Z31 =    Zj + Zk.

ΔY31 =      ΔYj - Δ3Yj + ΔYk.- Δ3Yk.

ΔP31 =      ΔPj + ΔPk.

ΔZ31 =      ΔZj + ΔZk.

Y32 =    Yl.- Δ3Yl + Ym.- Δ3Ym + Yn.- Δ3Yn .

P32 =    Pl + Pm + Pn .

Z32 =    Zl + Zm + Zn.

ΔY32 =      ΔYl.- Δ3Yl + ΔYm.- Δ3Ym + ΔYn.- Δ3Yn .

ΔP32 =      ΔPl + ΔPm + ΔPn.

ΔZ32 =      ΔZl + ΔZm + ΔZn.

1.   If Y32 - α(P32 - ΔP32) => 0, Y31-  α(P31 - ΔP31) => 0, and  γ3(P31 - ΔP31)
     <     (P32     -     ΔP32),      then      ΔY32 = Y32 - αγ3(P31 - ΔP31)      and
     ΔY31 = Y31 - α(P31 - ΔP31).

2.   If     Y32 - α(P32 - ΔP32)     =>     0,     Y31 - α(P31 - ΔP31)     =>     0,     and
     γ3(P31 - ΔP31)  =>  (P32 - ΔP32),  then   ΔY32 = Y32 - α(P32 - ΔP32)   and
     ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

3.   If     Y32 - α(P32 - ΔP32)     <     0,      Y31 - α(P31 - ΔP31)     =>     0,     and
     Y31 - α(P31 - ΔP31)                 =>                 Y31 - (Y32/γ3),                  then
     ΔY32 = Y32 - αγ3(P31 - ΔP31) and ΔY31 = Y31 - α(P31 - ΔP31).

4.   If              Y32 - α(P32 - ΔP32) < 0,               Y31 - (Y32/γ3) => 0,              and
     Y31 - α(P31 - ΔP31) <= Y31 - (Y32/γ3),           then           ΔY32 = 0           and
     ΔY31 = Y31 - (Y32/γ3).

5.   If              Y31 - α(P31 - ΔP31) < 0,               Y31 - (Y32/γ3) < 0,               and
     Y32 - α(P32 - ΔP32) <= Y32 - (γ3Y31),      then     ΔY32 = Y32 - (γ3Y31)     and
     ΔY31 = 0.

6.   If     Y31 - α(P31 - ΔP31)     <     0,      Y32 - α(P32 - ΔP32)     =>     0,     and
     Y32 - α(P32 - ΔP32) => Y32 - (γ3Y31), then  ΔY32 = Y32 - α(P32 - ΔP32) and
     ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

ΔYj = Δ3Yj + [(Yj - Δ3Yj )/Y31 ] ΔY31

ΔYk = Δ3Yk + [(Yk - Δ3Yk )/Y31 ] ΔY31

ΔYl = Δ3Yl + [(Yl - Δ3Yl )/Y32 ] ΔY32

ΔYm = Δ3Ym + [(Ym - Δ3Ym )/Y32 ] ΔY32

ΔYn = Δ3Yn + [(Yn - Δ3Yn )/Y32 ] ΔY32

The purpose of the foregoing  definitional  provisions  together with the related  provisions  allocating  Realized
Losses and defining  the REMIC I Y and REMIC I Z Principal  Distribution  Amounts is to  accomplish  the  following goals in the following order of priority:

     1.  Making the ratio of (Y32 - ΔY32 ) to (Y31 - ΔY31 ) equal to γ3  after taking  account of the  allocation  Realized  Losses  and  the  distributions  that  will  be  made  through  the  end of the
         Distribution  Date to which such provisions  relate and assuring that the Principal  Reduction  Amount for each of the REMIC I YAA, YBB,  YCC, YDD, ZAA, ZBB, ZCC and ZDD Regular  Interests is greater than or equal to zero for such Distribution Date;
     2.  Making the REMIC I YAA  Uncertificated  Principal  Balance  less than or equal to 0.0005 of the sum of the
         REMIC I YAA and REMIC I ZAA Uncertificated  Principal Balances,  the REMIC I YBB Uncertificated  Principal
         Balance  less  than or  equal  to  0.0005  of the sum of the  REMIC I YBB and  REMIC I ZBB  Uncertificated
         Principal Balances,  the REMIC I YCC Uncertificated  Principal Balance less than or equal to 0.0005 of the sum  of  the  REMIC  I YCC  and  REMIC  I ZCC  Uncertificated  Principal  Balances  and  the  REMIC  I YDD
         Uncertificated  Principal  Balance  less than or equal to 0.0005 of the sum of the REMIC I YDD and REMIC I
         ZDD  Uncertificated  Principal  Balances,  in each case after  giving  effect to  allocations  of Realized
         Losses and  distributions  to be made through the end of the  Distribution  Date to which such  provisions relate; and
     3.  Making the larger of (a) the fraction  whose  numerator is (Y32 -  ΔY32 ) and whose  denominator  is the sum of (Y32 -  ΔY32)  and (Z32 -  ΔZ32)  and (b) the  fraction  whose  numerator is (Y31 -
         ΔY31)  and whose  denominator  is the sum of (Y31 - ΔY31)  and (Z31 - ΔZ31)  as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the  foregoing  portion of the  definition  of REMIC I Principal  Reduction  Amount to accomplish  both of goals 1 and 2 above,  the amounts  thereof should be adjusted to so as to accomplish such goals within the  requirement  that each REMIC I Y  Principal  Reduction  Amount must be less than or equal to the sum of
(a) the Principal  Realized Losses to be allocated on the related  Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip  principal only  certificates,  if any, and (b) the remainder of the Available  Distribution  Amount for the related Pool or after  reduction  thereof by the distributions to be made on such  Distribution  Date (i) to the related class of ratio-strip  principal only certificates,  if any, (ii) to the related class of ratio-strip  interest only  certificates,  if any, and (iii) in respect of interest on the related REMIC I Y and REMIC I Z Regular  Interests,  or, if both of such goals cannot be accomplished  within such  requirement,  such  adjustment as is necessary shall be made to accomplish goal 1 within such  requirement.  In the event of any conflict  among the provisions of the definition of the REMIC I Y Principal
Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their priorities set forth above within the  requirement  set forth in the  preceding  sentence.  If the formula  allocations  of  ΔY31  among
ΔYj and ΔYk or ΔY32  among  ΔYl,  ΔYm and ΔYn cannot be achieved because one or more of ΔYj,  ΔYk,  ΔYl,  ΔYm and ΔYn, as so defined, is greater than the related one of  ΔPj,  ΔPk,  ΔPl,  ΔPm  and  ΔPn,  such an  allocation  shall  be made as close as possible to the formula  allocation  within the  requirement  that  ΔYj <  ΔPj,  ΔYk < ΔPk,
ΔYl < ΔPl, ΔYm < ΔPm and ΔYn < ΔPn.

IV.  If R<=K%, make the following additional definitions:

Δ4Yk =      0,                                                                    if R42< r42;

          (R42- r42)( Yk + Yl + Ym + Yn )Yk/
                  { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },               if R42=> r42 and N%>R42=>M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yk/
                  { (R42 - K%)Yk + (R42 - L%)Yl },                              if R42=> r42 and M%>R42=>L%; and

         (R42- r42)( Yk + Yl + Ym + Yn )/(R42 - K%),                                    if R42=> r42 and
         L%>R42=>K%.

Δ4Yl =      0,                                                                    if R42< r42 and R42=>L%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yl/
                  { (R42 - L%)Yl + (R42 - M%)Ym +
                  (R42 - N%)Yn },                                               if R42< r42 and L%>R42=>K%;

          (R42- r42)( Yk + Yl + Ym + Yn )Yl/
                  { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },               if R42=> r42 and N%>R42=>M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yl/
                  { (R42 - K%)Yk + (R42 - L%)Yl },                              if R42=> r42 and M%>R42=>L%;

         0,                                                                     if R42=> r42 and R42<L%.

Δ4Ym =      0,                                                                    if R42< r42 and R42=>M%;
         (R42- r42)( Yk + Yl + Ym + Yn )Ym/
                  { (R42 - M%)Ym + (R42 - N%)Yn },                              if R42< r42 and L%<=R42<M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Ym/
                  { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },               if R42< r42 and K<=R42<L%;

          (R42- r42)( Yk + Yl + Ym + Yn )Ym/
                  { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },               if R42=> r42 and N%>R42=>M%;

         0,                                                                     if R42=> r42 and R42<M%.

Δ4Yn =      0,                                                                    if R42< r42 and R42=>N%;

         (R42- r42)( Yk + Yl + Ym + Yn )/ (R42 - N%),                                   if R42< r42 and
         M%<=R42<N%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yn/
                  { (R42 - M%)Ym + (R42 - N%)Yn },                              if R42< r42 and L%<=R42<M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yn/
                  { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },               if R42< r42 and K%<=R42<L%;

         0,                                                                     if R42=> r42 and R42<N%.

Δ4Yk,  Δ4Yl,  Δ4Ym and Δ4Yn are numbers  respectively  between Yk, Yl, Ym and Yn and 0 such that
                  { K%( Yk.- Δ4Yk) + L%( Yl.- Δ4Yl) + M%( Ym.- Δ4Ym) + N%( Yn.- Δ4Yn) }/
                           ( Yk.- Δ4Yk + Yl.- Δ4Yl + Ym.- Δ4Ym + Yn.- Δ4Yn )
                  = R42.

Y42 =    Yk.- Δ4Yk + Yl.- Δ4Yl + Ym.- Δ4Ym + Yn.- Δ4Yn .

P42 =    Pk + Pl + Pm + Pn.

Z42 =    Zk + Zl + Zm + Zn.

ΔY42 =      ΔYk.-   Δ4Yk  +  ΔYl.-   Δ4Yl  +  ΔYm.-  Δ4Ym  +  ΔYn.-
         Δ4Yn .

ΔP42 =      ΔPk + ΔPl + ΔPm + ΔPn.

ΔZ42 =      ΔZk + ΔZl + ΔZm + ΔZn.

1.   If Y42 -  α(P42  - ΔP42)  => 0, Yj-  α(Pj - ΔPj) => 0, and  γ4(Pj - ΔPj) <
     (P42       -       ΔP42),       then        ΔY42 = Y42 - αγ4(Pj - ΔPj)       and
     ΔYj = Yj - α(Pj - ΔPj).

2.   If  Y42 - α(P42 - ΔP42)  => 0,  Yj - α(Pj - ΔPj) => 0, and γ4(Pj - ΔPj) =>
     (P42 - ΔP42),             then              ΔY42 = Y42 - α(P42 - ΔP42)             and
     ΔYj = Yj - (α/γ4)(P42 - ΔP42).

3.   If  Y42 - α(P42 - ΔP42)  < 0,  Yj - α(Pj - ΔPj) => 0, and Yj - α(Pj - ΔPj)
     =>       Yj - (Y42/γ4),        then        ΔY42 = Y42 - αγ4(Pj - ΔPj)        and
     ΔYj = Yj - α(Pj - ΔPj).

4.   If              Y42 - α(P42 - ΔP42) < 0,               Yj - (Y42/γ4) => 0,               and
     Yj - α(Pj - ΔPj) <= Yj - (Y42/γ4), then ΔY42 = 0 and ΔYj = Yj - (Y42/γ4).

5.   If                Yj - α(Pj - ΔPj) < 0,                Yj - (Y42/γ4) < 0,                and
     Y42 - α(P42 - ΔP42) <= Y42 - (γ4Yj), then ΔY42 = Y42 - (γ4Yj) and ΔYj = 0.

6.   If      Yj - α(Pj - ΔPj)      <     0,      Y42 - α(P42 - ΔP42)      =>     0,     and
     Y42 - α(P42 - ΔP42) => Y42 - (γ4Yj), then  ΔY42 = Y42 - α(P42 - ΔP42)  and
     ΔYj = Yj - (α/γ4)(P42 - ΔP42).

ΔYk = Δ4Yk + [(Yk - Δ4Yk )/Y42 ] ΔY42

ΔYl = Δ4Yl + [(Yl - Δ4Yl )/Y42 ] ΔY42

ΔYm = Δ4Ym + [(Ym - Δ4Ym )/Y42 ] ΔY42

ΔYn = Δ4Yn + [(Yn - Δ4Yn )/Y42 ] ΔY42

The purpose of the foregoing  definitional  provisions  together with the related  provisions  allocating  Realized
Losses and defining  the REMIC I Y and REMIC I Z Principal  Distribution  Amounts is to  accomplish  the  following goals in the following order of priority:

1.   Making the ratio of (Y42 -  ΔY42 ) to (Yj - ΔYj ) equal to γ4  after  taking  account of the allocation  Realized Losses and the  distributions  that will be made through the end of the Distribution Date to which such  provisions  relate and assuring  that the  Principal  Reduction  Amount for each of the REMIC I
     YAA,  YBB,  YCC,  YDD,  ZAA,  ZBB,  ZCC and ZDD Regular  Interests  is greater  than or equal to zero for such
     Distribution Date;
2.   Making the REMIC I YAA  Uncertificated  Principal Balance less than or equal to 0.0005 of the sum of the REMIC
     I YAA and REMIC I ZAA Uncertificated  Principal  Balances,  the REMIC I YBB  Uncertificated  Principal Balance
     less  than or  equal  to  0.0005  of the  sum of the  REMIC I YBB  and  REMIC I ZBB  Uncertificated  Principal
     Balances,  the REMIC I YCC  Uncertificated  Principal  Balance  less than or equal to 0.0005 of the sum of the
     REMIC I YCC and REMIC I ZCC Uncertificated  Principal  Balances and the REMIC I YDD  Uncertificated  Principal
     Balance  less than or equal to 0.0005 of the sum of the REMIC I YDD and REMIC I ZDD  Uncertificated  Principal
     Balances,  in each case,  after giving effect to allocations of Realized Losses and  distributions  to be made through the end of the Distribution Date to which such provisions relate; and
3.   Making the larger of (a) the fraction  whose  numerator is (Y42 -  ΔY42 ) and whose  denominator  is the sum of (Y42 - ΔY42)  and (Z42 -  ΔZ42)  and (b) the fraction  whose  numerator is (Yj - ΔYj)
     and  whose  denominator  is the sum of (Yj -  ΔYj)  and (Zj -  ΔZj)  as  large as  possible  while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing  portion of the  definition of REMIC I Y Principal  Reduction  Amount to accomplish  both of goals 1 and 2 above,  the amounts  thereof should be adjusted to so as to accomplish such goals within the  requirement  that each REMIC I Y  Principal  Reduction  Amount must be less than or equal to the sum of
(a) the Principal  Realized Losses to be allocated on the related  Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip  principal only  certificates,  if any, and (b) the remainder of the Available  Distribution  Amount for the related Pool or after  reduction  thereof by the distributions to be made on such  Distribution  Date (i) to the related class of ratio-strip  principal only certificates,  if any, (ii) to the related class of ratio-strip  interest only  certificates,  if any, and (iii) in respect of interest on the related REMIC I Y and REMIC I Z Regular  Interests,  or, if both of such goals cannot be accomplished  within such  requirement,  such  adjustment as is necessary shall be made to accomplish goal 1 within such  requirement.  In the event of any conflict  among the provisions of the definition of the REMIC I Y Principal
Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their priorities set forth above within the  requirement  set forth in the  preceding  sentence.  If the  formula  allocation  of  ΔY42  among
ΔYk,  ΔYl,  ΔYm and  ΔYn  cannot be achieved  because one or more of ΔYk,  ΔYl,
ΔYm and  ΔYn,  as so defined,  is greater than the related one of ΔPk,  ΔPl,  ΔPm and
ΔPn,  such an allocation shall be made as close as possible to the formula  allocation within the requirement that ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYn < ΔPn.

NOTES:

1.       REMIC I YAA and ZAA  Regular  Interests  are  related  to Loan  Group  AA.  The sum of the  Uncertificated
Principal  Balances  for the REMIC I YAA and ZAA  Regular  Interests  is equal to the  aggregate  stated  principal balance of the  Mortgage  Loans in Loan Group AA. REMIC I YBB and ZBB Regular  Interests  are related to Loan Group
BB. The sum of the  Uncertificated  Principal  Balances  for the REMIC I YBB and REMIC I ZBB Regular  Interests  is
equal to the  aggregate  stated  principal  balance of the  Mortgage  Loans in Loan  Group BB.  REMIC I YCC and ZCC
Regular Interests are related to Loan Group CC. The sum of the  Uncertificated  Principal  Balances for the REMIC I
YCC and ZCC Regular  Interests is equal to the aggregate  stated  principal  balance of the Mortgage  Loans in Loan
Group CC.  REMIC I YDD and ZDD  Regular  Interests  are  related to Loan  Group DD.  The sum of the  Uncertificated
Principal  Balances  for the REMIC I YDD and ZDD  Regular  Interests  is equal to the  aggregate  stated  principal balance of the  Mortgage  Loans in Loan  Group DD.  The REMIC I Y and Z Regular  Interests  will be  principal  and interest classes bearing interest at the pass-through rate for the related Loan Group.

2.       The Class CB  pass-through  rate is the  weighted  average of the  pass-through  rates on the REMIC I YAA,
YBB, YCC, and YDD Regular Interests.